Dear Variable Annuity Owner:

The challenging stock market that began in March of last year continued into 2001 as economic signals remained mixed. Inflation and recession prospects both caused occasional but limited concerns. Investors were more concerned about companies' earnings reports, which continued to weaken. So, although we may continue to avoid the two consecutive quarters of declining national output required to qualify as a recession, economists and investors generally agree that we are in a serious "earnings recession" that has not yet begun to recover.

Most market watchers, however, see this as a question of when, not whether, the resumption of stronger earnings growth will occur. Many investors, reacting in January to the Federal Reserve Board's New Year surprise reduction of interest rates, expected recovery to arrive mid-year. This led to a strong January rally, but it soon faded as further corporate earnings erosion was reported, leading to sharp market declines in February and March. By April, the expected tax cut was added to the list of positives, and stocks began to recover. This face-off between increasingly positive fiscal and monetary influences and continuing corporate earnings erosion extended throughout the first half of 2001 (and into the third quarter).

In this environment, most stocks declined, especially the previously higher priced sectors of the stock market. The popular averages hit lows near the end of the first quarter, but then partially recovered by June 30. The NASDAQ Composite, for instance, was down 34% between December 31, 2000 and April 4, 2001, but closed the six-month period down 13%. Standard & Poor's 500 Index dropped more than 15%, then recovered to down 7% at June 30. Bond price movements were mixed during this six-month period as short-term bonds benefited from the Greenspan-led reductions in the Federal funds rate, but longer-term bonds actually declined in price as credit quality concerns and the prospects for eventual economic recovery pushed yields higher.

Investing in these pivotal times is always difficult, both for the investment manager and the investor. Markets react strongly day-to-day to economic and company news reports, fueled by speculators jumping back and forth between very conservative and very aggressive investments as their moods and perceptions of the near-term future vacillate. In this environment, investors begin to doubt the wisdom of their established long-term investment accumulation programs. Even seasoned investment managers sometimes question the effectiveness of their long-proven investment disciplines when market turmoil causes those disciplines to produce erratic results.

We are pleased to report that the Ultra Series Funds performed mostly in line with or better than their representative markets and similar funds. Superior performance was achieved by the Capital Appreciation Stock, Mid-Cap Stock, Global Securities and International Stock Funds. The Bond and High Income Funds also performed better than their peer funds, but lagged their representative market indexes (although only slightly by the Bond Fund - less than the amount of fund expenses).

The Emerging Growth Fund's performance continued to suffer as its subadvisor, Massachusetts Financial Services, attempted some major reallocations within the portfolio in response to the market turmoil in technology stocks. As is so often the case with such major portfolio moves, they only worsened the fund's results. We have undertaken extensive discussions with the firm's senior management, leading to a restructuring of the fund's management team, and we are hopeful for a prompt improvement in the performance of this fund.

The other funds that experienced sub-par results during this six-month period were, very uncharacteristically, the Balanced Fund and the Growth & Income Stock Fund. The Balanced Fund returned -3.63% over this period. At the same time, the blended representative market index eased -0.86% and the Lipper Balanced Fund Index declined -1.67%. The Growth & Income Stock Fund declined -8.97%, only modestly more than the -6.70% decline of the S&P 500, but significantly more than the -3.65% decline of Lipper's Large-Cap Value Fund Index. Both of these funds are managed to provide downside protection in declining markets, yet to earn very competitive returns over complete market cycles. This recent performance caused us (and perhaps you) to question whether there has been a breakdown in these funds' long-standing capabilities.

For many years, we have employed various methods to evaluate each of our funds' performance. Such analysis indicates what is "working" and what isn't in terms of sector weightings, stock selection and other factors. It is a necessary part of responsible money management - to validate (or not) the fund's basic management philosophies and style, and to measure the ongoing effectiveness of our portfolio management teams' implementation of the firm's philosophy and style. Especially when one of our portfolio management styles under-performs, we go to great lengths to try to determine the cause: Is it due to (a) a problem with our core management style, (b) ineffectiveness of our implementation of the management style, or (c) recent anomalies in the market versus its long-term history, in which case it should eventually resume more normal behavior and our performance should improve?

Our current analysis leads us to the following conclusions:

1. The Growth & Income Stock Fund, as well as the stock component of the Balanced Fund, which is managed very similarly, are continuing to dampen the fall during "down" markets while rising less in "up" markets - smoothing the ride. In recent months, however, it has lagged more than usual in the "up" markets while gaining back less in the "down" markets. This is true whether analyzing by week or by month:

                                                                      Up            Down                  Up             Down
Ultra Series Growth & Income Stock Fund                          Market Weeks   Market Weeks          Market Months  Market Months
Relative Returns in Up and Down Markets

Last 2 1/2 Years (December 31, 1998 through June 30, 2001):
    Number of up and down weeks or months                             65              67                   14               16
    Average percentage by which the Fund outperformed
    (or lagged) the S&P 500's return                               (0.39%)           0.46%               (0.67%)          1.06%

Last Six Months (December 31, 2000 through June 30, 2001):
    Number of up and down weeks or months                             11              16                    3               3
    Average percentage by which the Fund outperformed
    (or lagged) the S&P 500's return                               (0.50%)           0.27%               (1.31%)          0.51%

2. The recent lower returns (relative to the S&P 500 and the Lipper Large-Cap Value Mutual Fund Index) of the Funds' core "value" to "growth at a reasonable price" investment style during this six-month period seem to reflect investors' unusually wide vacillations in perceived economic prospects during this six-month period. This caused investor interest to swing from one extreme to another (deep value stocks to high growth potential stocks), largely ignoring the "middle ground" type of stocks that make up the major portion of the Growth & Income Stock Fund and Balanced Fund portfolios, and that have served the Funds so well in the past.

3. Both Funds' longer-term records of strong returns (with moderated risk) are still solidly intact even after this recent short period of lack-luster returns.

                                                     Average Annual Return**
Fund or Index                                      Periods Ended June 30, 2001
                                                 Three Years         Five Years

Growth & Income Stock Fund                          4.39%              13.72%
    Representative Market (S&P 500 Index)           3.89%              14.48%
    Peer Group (Lipper Large-Cap Value Index)       4.50%              12.96%

Balanced Fund                                       6.49%              10.28%
    Representative Market (Synthetic Index*)        5.58%              10.44%
    Peer Group (Lipper Balanced Index)              4.85%              10.48%

*45% S&P 500; 40% Lehman Intermediate  Government/Credit Index; 15% 90-day U. S.
     Treasury Bill

**One-year returns:  Growth & Income Stock Fund -10.29%,  S&P 500 Index -14.83%,
     Lipper Index 0.22% Balanced Fund -2.83%, Synthetic Index -1.74%, Lipper Index -1.84%

Ten-year  returns:  Growth & Income  Stock Fund  13.99%,  S&P 500 Index  15.10%,
     Lipper Index 13.96% Balanced Fund 10.18%, Synthetic Index 10.62%, Lipper Index 10.73%

We are also encouraged by the continuing very strong performance of the Capital Appreciation Stock and Mid-Cap Stock Funds, which employ management philosophies and styles similar to those of Growth & Income but invest in different sectors of the stock market which entail moderately higher investment risk. This continuing strong performance in our other funds, together with the above considerations, causes us to conclude that we should stay with our proven investment approach in the Growth & Income Stock Fund and the stock portion of the Balanced Fund, expecting relative performance to soon improve.

We thank you, and commend you, for staying with your long-term investment programs in Ultra Series Funds in the face of the continuing market volatility and near-term economic uncertainty. Eventually the U. S. economy will most likely settle into its typical moderate growth pattern, at which time our investment markets should return to less erratic behavior and investing will become somewhat less challenging. But, nobody ever said it would be easy!

Sincerely,
/s/ Lawrence R. Halverson
Lawrence R. Halverson, CFA
Senior Vice President
Ultra Series Fund

             Management's Discussion of First Half 2001 Performance
                                    Bond Fund

Investment Objective: Seeks a high level of current income consistent with the prudent limitation of investment risk primarily through investment in a diversified portfolio of income bearing debt securities.

Management's Discussion: The last six months saw good returns for bond investors, with falling interest rates and slow economic growth providing a nearly ideal environment for fixed-income markets. As the Federal Reserve continued to ease, however, inflationary concerns reemerged, and returns moderated for intermediate- and long-term U.S. Treasuries. So far in 2001, the Fed has cut interest rates six times for a total of 375 basis points. Yields for shorter duration U.S. Treasuries suggest the market may be anticipating one more rate cut of 25 basis points by the Fed in August. The combination of declining yields at the short end of the yield curve and higher yields at intermediate and longer durations substantially steepened the yield curve. The yield spread between 2-year and 30-year U.S. Treasuries widened from 1.23% at the end of the first quarter of 2001 to 1.52% at the end of the second quarter.

The pace of the stimulative action taken by the Fed over the last six months is unprecedented. Clearly, signs of a slowing and a weakening economy have convinced the Federal Reserve that strong measures are needed. Slow GDP growth over recent months has lent substance to the Fed's concerns. Revised first quarter GDP was just 1.2% annualized, much below the 3 to 4% pace seen in recent years. In addition, jobless claims continue to escalate with the unemployment rate now topping 4.5%. However, all is not doom and gloom; despite the biggest decline in household employment since 1980, consumer spending for homes and autos remains solid.

6-month returns:

     Ultra Series Bond Fund                                              3.74%

     Lehman U.S. Government/Credit Intermediate Bond Index               4.08%
     Lehman U.S. Intermediate Bond Index                                 3.95%

     Lipper Index of Intermediate Term Investment Grade Bond Funds       3.39%

The Bond Fund outperformed the Lipper Index of its peer group over the last six months. The Fund benefited from its positioning in so-called "spread" sectors versus U.S. Treasuries, as most credit spreads narrowed during the period. Bonds of telecommunications companies, however, continue to struggle and underperform other corporates due to concerns over the possibility of defaults in the sector. Despite the drag caused by the telecom sector, corporate bonds outperformed U.S. Treasuries, particularly at longer durations. Shorter duration bonds, however, did better than longer-duration bonds as the yield curve steepened. The Fund's portfolio is of longer average duration than that of the Lehman U.S. Intermediate and U.S. Government/Credit Intermediate Bond Indexes, and thus underperformed slightly.

Strategically, we believe that our continued exposure to the spread sectors and our emphasis on short- to intermediate-term bonds will continue to provide good opportunities in this uncertain, slowly growing economy. Furthermore, historical analysis shows an attractive risk-return profile for these sectors over time versus U.S. Treasuries and longer-duration bonds. As U.S. corporations go through challenging times, careful security selection and credit analysis will continue to be important for the Fund.

Although six month performance for bonds did not keep up with the double digit returns of last year, bonds continue to outperform equities based upon the year-to-date returns of the Dow Jones Industrial Average and S&P 500. During the last six months, bonds have shown their value as part of a diversified investment portfolio, and we believe this will continue to hold true in the future.

MEMBERS Capital Advisors, Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                                  Balanced Fund

Investment Objective: Seeks a high total return through the combination of income and capital appreciation.

Management's Discussion: During the six months ended June 30, 2001, U.S. stocks fell -6.7% as measured by Standard & Poor's 500 Index. Technology stocks, which began falling during 2000, continued their decline during the first half of 2001.

Bonds fared better than stocks. Yields on Treasury issues with short maturities declined during the first half, with the three-month U.S. Treasury bill yield falling the most - from 5.89% to 3.65%. However, the ten-year Treasury bond's yield rose from 5.11% to 5.41%. This combination of interest rate changes led the Lehman Intermediate Government/Credit Bond Index, a broad representation of investment grade bonds with maturity dates averaging four-to-five years, to a 4.08% total return for the period.

The Ultra Series Balanced Fund returned -3.63% for the six months ended June 30, 2001. This compares with a return of -1.67% for the Lipper Balanced Mutual Funds Index. The Balanced Fund's return also lagged the -0.86% decline as represented by a hypothetical portfolio consisting of 45% S&P 500 Index, 40% Lehman Government/Credit Bond Index, and 15% 90 Day U.S. Treasury Bills.

6-month returns:

     Ultra Series Balanced Fund                                         -3.63%

     Synthetic Index                                                    -0.86%

     Lipper Index of Balanced Funds                                     -1.67%

Because the stocks and bonds owned in the Ultra Series Balanced Fund are largely the same as the securities comprising the Ultra Series Capital Appreciation Stock, Growth and Income Stock, and Bond Funds, please see the information provided for those funds elsewhere in this report for more complete descriptions of the Balanced Fund's portfolio positioning and component results.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive investments identified by the Ultra Series Funds' portfolio management teams. The normal range of asset allocation exposures is from 40% to 60% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise approximately 54% of net assets and bonds are roughly 45% of net assets, with the remaining approximately 1% invested in money market instruments.

These proportions vary over time in reaction to the pace at which the management teams are finding attractive individual stocks and bonds. For example, as attractively priced stocks become more plentiful, the stock portion of the portfolio will grow. The management teams use this "bottom up" asset allocation approach instead of the more commonly used "top down" tactics because we have observed that such top-down "market-timing" is rarely successful over the long term.

The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the Ultra Series Funds. It is specifically designed to help investors harvest broad U.S. securities market returns within long-term investment programs, and most importantly, to weather difficult markets with the help of the risk reduction effects of its broad diversification.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team MEMBERS Capital Advisors, Inc. Bond Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                          Growth and Income Stock Fund

Investment Objective: Seeks long-term growth of capital, with income as a secondary consideration.

Management's Discussion: The first half of 2001 consisted of two very different quarters. During the first quarter, Standard & Poor's 500 Index dropped -13.1% while in the second quarter it gained 6.3%, resulting in a -6.70% total return for the six-month period. Even more pronounced were the swings in the high-tech areas of the market. The technology-heavy Nasdaq Composite index lost -25.5% during the first quarter but rebounded 17.4% in the second quarter. Technology stocks continue to experience considerable volatility as investors debate the degree and timing of earnings improvement for companies in that sector.

The Federal Reserve aggressively cut interest rates during the first half of 2001, reducing the Federal Funds rate by 275 basis points. This has been the most aggressive easing cycle undertaken in the past two decades. While the consumer has held up relatively well, the implosion in capital spending, particularly on technology equipment, has negatively impacted the corporate sector. Given the lagged effects of monetary policy, the impact of these easings should become more evident toward the end of the year.

The Ultra Series Growth and Income Stock Fund declined -8.97% during the six months ended June 30, 2001, lagging slightly the declines posted by the benchmark indexes, though more significantly lagging the Lipper Large-Cap Value Index. The Fund under-performed many "value" funds during this six-month period due primarily to its heavier exposure in technology and healthcare stocks relative to peers. These two sectors of the market have been the worst performing sectors year-to-date. While this strategy has negatively impacted near-term results relative to similar funds, we believe that the Fund will benefit from its heavier exposure to these dynamic groups over the long-term. We believe that the growth prospects offered by many stocks in these areas are superior and that the valuations are reasonable, therefore, we have maintained exposures to these areas that are higher than those of most value managers.

6-month returns:

     Ultra Series Growth and Income Stock Fund                          -8.97%

     Russell 1000 Index (Large capitalization stocks)                   -7.05%
     Standard & Poor's 500 Index (Large capitalization stocks)          -6.70%

     Lipper Index of Large-Cap Value Funds                              -3.65%

Fund results during the first half of the year benefited from strong relative performance in the finance, health care and communication services sectors. The financials benefited from strong gains posted by Bank of America, First Union, Wachovia and Household International. Each of these holdings gained over 20% during the six-month period. Healthcare sector results benefited most notably from the strong relative performance of Baxter International. The communication services sector benefited from a rebound in shares of AT&T, which had been a laggard. The stock gained over 27% during the six-month period.

Fund results were negatively impacted by relative sector under-performance in the technology, capital goods and consumer cyclical sectors. The Fund's technology holdings lagged while its over-weighted position relative to the index was an additional negative. Holdings such as EMC Corp. and Nortel Networks have languished this year after being leading performers in the past. The capital goods sector under-performed as shares of Honeywell International retrenched after its well-publicized merger agreement with General Electric was thwarted by the European Union. The consumer cyclical sector lagged the index return as Wal-Mart delivered a sub-par return. Also, the Fund's under-weighted position in this strong-performing sector was a negative.

The Ultra Series Growth and Income Stock Fund enters the second half of 2001 with over-weighted positions in the technology and consumer staples sectors. The consumer cyclical and health care sectors are presently under-weighted relative to the S&P 500. The remaining sectors approximate benchmark weights. The Fund is well-diversified at all times and the degree to which sectors are over-weighted or under-weighted is limited to a range of one-half to one-and-one-half times the benchmark weight as a risk reduction technique.

The impact of monetary easings coupled with the upcoming fiscal stimulus should spur economic growth and provide a favorable backdrop for equities. Stock market valuations have moderated to more reasonable levels for most stocks. While we continue to believe that stocks offer attractive long-term returns relative to other asset classes, we believe it is unrealistic to expect returns to revert to the 20%+ range enjoyed throughout much of the 1990s. Stock market performance may return to a more "normal" range for some years to come after a period of out-sized gains.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                         Capital Appreciation Stock Fund

Investment Objective:  Seeks long-term capital appreciation.

Management's Discussion: The Federal Reserve rung in the New Year with a surprise Federal Funds interest rate cut of 50 basis points. Six months later, after rate cuts totaling 275 basis points, the U.S. equity market posted decidedly negative results for the first half. The six-month results, however, conceal the strength and improved market breadth that occurred during the second quarter. The market established at least a temporary bottom on April 4 as the Fed's very aggressive stance and more attractive stock valuation levels encouraged investors to look ahead to the eventual earnings recovery. The Standard & Poor's 600 Small Cap Index led the way, increasing 6.23%, while the S&P 400 Mid Cap Index increased 0.97%. The positive returns of the small- and mid-caps helped the S&P 1500 SuperComposite to return -5.84%, slightly outpacing the -6.70% return of the S&P 500. The Ultra Series Capital Appreciation Fund posted a -2.18% return for the period which comfortably outperformed the broad market indexes as well as the -5.13% return of the Lipper Index of Capital Appreciation Mutual Funds.

6-month returns:

     USF Capital Appreciation Stock Fund                                -2.18%

     Standard & Poor's 600 Index (Small-Capitalization Stocks)           6.23%
     Standard & Poor's 400 Index (Middle-Capitalization Stocks)          0.97%
     Russell 1000 Index (Large-Capitalization Stocks)                   -7.05%
     Standard & Poor's 500 Index (Large-Capitalization Stocks)          -6.70%
     Standard & Poor's 1500 SuperComposite Index (Large-, Middle-
             and Small-Capitalization Stocks)                           -5.84%

     Lipper Index of Capital Appreciation Funds                         -5.13%

Fund results during the period were driven by strong relative performance in the healthcare, capital goods, consumer cyclical, technology and finance sectors. Significant contributors to the Fund's strong performance were Genzyme, Elan ADS, and Medimmune in healthcare; Pall Corp and Illinois Toolworks in capital goods and Lowes Cos. in the consumer cyclical sector. Autodesk, Peoplesoft and KLA-Tencor led the way in technology, and MBIA, Chubb and Zion's Bancorp drove the finance sector out-performance.

Fund results were negatively impacted by the consumer staples sector where CVS and Safeway, both strong performers last year because of their defensive nature, became victims of the economic slowdown. The Fund's communication services sector also lagged the corresponding sector as Vodafone, Airtouch and Centurytel, Inc. under-performed.

The Fund enters the second half of the year with modestly over-weighted positions in the capital goods, energy, and communication services sectors. The Fund is slightly under-weighted in the consumer cyclical and healthcare sectors. Sector weights are a function of our "bottom up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

The continued out-performance of the small- and mid-cap stocks combined with the improved breadth across economic sectors is an encouraging sign for long-term investors. The forces that crushed the market over the past several quarters (tech stock bubble, energy prices and increasing interest rates) are currently easing if not reversing. This has allowed investors to begin debating the degree and timing of the positive impact to the economy and earnings from the Fed's aggressive interest rate cuts. This "debate" will lead to continued volatility as the economic data will likely fuel arguments for both sides as the economy attempts to re-establish itself upon its strong foundation. We believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in the Ultra Series Capital Appreciation Fund.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team

             Management's Discussion of First Half 2001 Performance
                               Mid-Cap Stock Fund

Investment Objective: Seeks long-term capital appreciation by investing in midsize and small companies.

Management's Discussion: The stock market generally disappointed during the first six months of 2001. However, while the highly visible Standard & Poor's 500 Index of primarily large capitalization stocks dropped -6.70%, mid- and small-capitalization stocks moved higher. The S&P Mid Cap index was barely into positive territory (+0.97%), but the S&P Small Cap index rose +6.23%. This pattern is similar to last year, when the S&P 500 fell -9.10%, while the Mid Cap and Small Cap indices were up 17.5% and 11.8%, respectively. These Mid Cap and Small Cap indices lagged the S&P 500 large capitalization index from 1994-99, but over the last year and a half have regained the upper hand in returns.

6-month returns:

     USF Mid-Cap Stock Fund                                              7.77%

     Standard & Poor's Mid Cap 400 Index                                 0.97%

     Lipper Mid-Cap Value Index                                          6.16%

During the six months ended June 30, 2001, mid-cap market performance was driven largely by strong returns in the consumer cyclical and capital goods sectors. The Fund's investments in consumer cyclicals exceeded benchmark returns, although the Fund was underweight the benchmark. While it was overweight the strong performing capital goods sector, its stock performance lagged the benchmark. In looking at relative stock performance in the various sectors, stock selection added the most value in health care, finance, and technology. Investments in consumer staples and communication services were the biggest drag. The leading performers included Ocular Sciences, and consumer cyclical stocks Tractor Supply, Monaco Coach, Guitar Center, and Electronics Boutique. Other top performers were technology stocks Varian Semiconductors, Axcelis, Storage Technology, and Ansys. The Fund's biggest laggards were the technology stocks Handspring, McData, Storagenetworks, and Quantum DLT. In addition, Hain Celestial, Ensco, Stillwater Mining, and Manpower were laggards.

A portion of your Mid-Cap Stock Fund is invested in smaller stocks. As noted above, returns for the universe of small stocks, as measured by the S&P Small Cap index, were 6.23% during the first half. Within this sector, however, returns were varied: The S&P Small Cap Growth index dropped -.54%, compared to an +11.84% gain in the S&P Small Cap Value Index. We see great opportunity in smaller stocks, especially those that are classified as "value." The Fund has been invested in economically sensitive small stocks, primarily those concentrated in the consumer cyclical and capital goods sectors. Recently, the Fund's large weight in consumer cyclical stocks was reduced due to their strong price gains. It continues to be underweight in small-cap health care issues.

The Mid-Cap Stock Fund enters the second half overweight in the capital goods and consumer staples sectors. The Fund is under-weighted in the consumer cyclical, technology, and energy sectors. All other sector weights approximate those of the market. Sector weights are a function of our "bottom-up" analysis and reflect the relative attractiveness of individual stocks, not macro-economic assessments of the broad sectors.

It is important for investors in the mid-cap segment to expect a wide range of returns among the various market and peer group measures, even more so than in other market segments. Any one cross section of a market sector, as compiled for a market index or peer group universe, can be quite different from another sampling of the sector. This is particularly true in the mid-cap market sector (generally defined as stocks of companies with market capitalizations - the total market value of their outstanding shares of common stock - between $1 billion and $10 billion) because this size category is so diverse in terms of individual company characteristics.

Currently, we believe the mid-cap area offers an excellent combination of good fundamentals and low valuations. The S&P 400 Mid Cap Index lagged the large-cap S&P 500 for six years from 1994-99, and the reversal of this trend in 2000 may mark the beginning of a period of better returns for midsize stocks. The mid-cap market segment has a superior long-term record and we believe the next few years will offer better relative returns for this sector.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team Wellington Management Company -- Subadvisor

             Management's Discussion of First Half 2001 Performance
                              Emerging Growth Fund

Investment Objective:  Seeks long-term capital appreciation.

Management's Discussion: During the first half of 2001, the U.S. stock market continued to suffer from the same declines in economic activity experienced during the second half of 2000. Much of the pain was concentrated in technology and manufacturing sectors - another extension of a trend that started last year. Standard & Poor's 500 Index posted a six-month total return of -6.70%, while the NASDAQ Composite index fell -12.55%, owing most of its decline to a continuation of last year's sell-off in technology stocks. Due to the Emerging Growth Fund's aggressive posture toward technology and other high-growth, and therefore highly valued, stocks, it suffered declines in excess of both market and peer indexes.

6-month returns:
  USF Emerging Growth Fund                                             -21.31%
  Russell 3000 Index (Large-, middle-, and small-capitalization stocks) -6.11%
  Russell 2000 Index (Small-capitalization stocks)                       6.94%
  Lipper Index of Large-Cap Growth Mutual Funds                        -16.82%

During the period, the management team continued to seek companies with above average and better-than-generally-expected earnings growth prospects. Attention was focused on companies with new product cycles and expanding markets that could help them generate higher earnings growth than their competitors and the broader market. Some examples include software companies that are launching new and better versions of existing products, and semiconductor companies developing smaller and faster chips. Also sought were companies driven by positive secular or demographic trends. A recent example of a positive secular trend involves the diminution of branded drugs. Our research indicates a large number of the best-selling drugs on the market will fall off patent within the next five years, potentially paving the way for increased business for the generic drug industry. Another positive demographic trend is growth in demand for postsecondary education. The increase in the number of adults returning to school for vocational training or secondary degrees may drive future growth and strong performance for many of these companies. As such, the management team is pursuing investment opportunities in all of these areas.

Despite the struggles experienced in the equity market over the past year or so, attractive companies are still being uncovered using the aforementioned selection criteria. In the battered technology sector, there appear to be opportunities among cyclical tech companies such as personal computer manufacturers, semiconductor and semiconductor capital equipment companies, and leading software and storage names. Some of the Fund's strongest technology investments have included VERITAS, Verisign, and Microsoft. Some of the most interesting investment opportunities have been in the video game software industry. With three new hardware platforms coming to the market, there could be a multi-year cycle of strong video game software demand starting in 2002. Some examples of attractive companies in this area include Electronic Arts, Activision, and Take Two Interactive Software.

In media and entertainment, management focus has been on radio networks, such as Westwood One, that appear capable of taking market share from television. The Fund has also accumulated investments in the retail sector, including names such as Home Depot and American Eagle Outfitters.

Finally, additions have been made to holdings in biotechnology and emerging pharmaceuticals. Research shows many of these companies, such as Genzyme and Idec Pharmaceuticals, have developed better-than-expected products. So, the potential exists for a number of blockbuster drugs that could help drive strong growth for several years to come.

A generally pro-cyclical stance has been taken with the portfolio to position it to take advantage of the eventual recovery in earnings growth. Holdings are focused on industries whose business prospects have tended to decline and rise along with the health of the overall economy. We believe technology has a very strong cyclical component because companies have tended to spend more on hardware and software as business conditions improved. In the healthcare sector, the Fund is focused more on higher-growth emerging pharmaceutical and biotech stocks rather than established pharmaceutical names. In the media and entertainment area, television and radio broadcasting companies with exposure to a recovering advertising market appear to present the best opportunities.

Meanwhile, smaller positions are held in many of the defensive areas of the market, such as utilities, consumer staples, and financial services. In a recovering economy, the Fund is likely to benefit from owning companies that have more economic sensitivity.

Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect a great deal of volatility in financial markets along the way. We feel certain parts of the economy and certain companies are more likely to fare better than others in the near term. In fact, some industry sectors - telecommunications services and telecommunications equipment for example - and many Internet-related companies most likely won't benefit from an economic recovery in the next six to nine months. For this reason, focus has been on the economically sensitive companies that appear most likely to benefit from a return to more robust growth. We hope to see improvements in economic conditions toward the second half of this year. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates taking hold, we are optimistic that the next twelve months will be better than the recent market and Fund results.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team Massachusetts Financial Services Company -- Subadvisor

             Management's Discussion of First Half 2001 Performance
                                High Income Fund

Investment Objective: Seeks high current income, by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.

Management's Discussion: After a strong start to the New Year, high-yield investors again succumbed to uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the high-yield market, with better quality bonds substantially outperforming weaker issues within the sector. As such, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB" rated securities. This increase in credit quality was pursued while at the same time attempting to not sacrifice much yield. We believe this move could also protect the portfolio from problems that may continue to negatively impact the market during the balance of this year.

6-month returns:

     USF High Income Fund                                                2.23%

     Lehman Brothers High Yield Index                                    3.93%

     Lipper High Yield Bond Fund Index                                   0.13%

In response to increased vigilance regarding the credit health of issuers whose bonds we included in the portfolio, we reduced our exposure to telecommunications issues during the period. However, these holdings still detracted from performance. Also, our higher concentration of lower-rated securities compared to the Lehman Brothers High Yield index negatively impacted our relative performance. In our view, these issues offer investors greater potential to earn higher yields and opportunities for capital appreciation. On the other hand, avoiding credit problems, rating downgrades, or bankruptcies is another key objective that drives the philosophy of the portfolio. And, unlike equity investing, where a problem stock can be offset by the out-performance from other issues, the upside for many high-yield securities is often not as pronounced as the potential downside exposure when a security falls in value after a rating downgrade or credit deterioration. While not many issues earned higher credit ratings during this difficult period, avoiding credit downgrades was just as important as picking winners. Our focus on the credit quality of issuers has, and will continue to play a big role as we balance the fund's risk versus potential reward.

On a positive note, the fund's conservative positioning helped preserve investors' capital during the market's recent weakness. Holdings in large, defensive hospital management companies, such as HCA/The Healthcare Company and Tenet Healthcare, provided stability to the portfolio during a volatile period. We also continued to uncover opportunities in many of the lodging, gaming, and media companies that have improving cash flows and profitability outlooks. Names such as MGM Grand and Charter Communications remained prominent positions.

Although the high-yield market has been volatile, and investor sentiment has remained mixed, we think the environment is improving due to a number of factors. In spite of a recent slowdown of inflows, we're beginning to see an increase in the amount of cash being allocated to the high-yield market. And while more supply has come to market recently, we believe there is still a lot of cash on the sidelines as investors wait for an opportune time to invest in high-yield securities. These cash reserves, along with attractive yields and valuations, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

MEMBERS Capital Advisors, Inc. Bond Portfolio Management Team
Massachusetts Financial Services Company -- Subadvisor

             Management's Discussion of First Half 2001 Performance
                            International Stock Fund

Investment Objective:  Seeks long-term capital appreciation.

Management's Discussion: Even though economic prospects in Europe looked brighter than those in the United States as the year began, European stocks joined U.S. stocks in the long retreat of February and March. European equity markets were hurt by tech and telecom shares after evidence mounted that the slowdown in these sectors was global. Investors were also disappointed when the European Central Bank did not follow the lead of the Fed, which was cutting interest rates aggressively. In May and June, corporate earnings failed to impress, business confidence in France and Germany declined, and European stock markets largely missed the strong rebounds posted by U.S. markets.

The last six months were difficult for Japanese markets, as well, as a decade of sub-par growth and an uncertain future weighed on investors' minds. The Nikkei 225 Index fell to a 16-year low in mid-March. The election of reformer Junichiro Koizumi as Prime Minister, however, drove Japanese stocks dramatically higher in early May. The rally faded as corporate earnings continued to be weak and expectations for economic growth in Japan were revised downward. In Japan, most view Koizumi's proposed reforms as positive initiatives for the long term, but concerns that these painful steps could push the economy into recession in the short-term led to weakness in the yen and listless trading on the Nikkei.

Small-cap stocks in developed international markets outperformed larger stocks during this period, just as they did in the U.S., probably because investors were able to find more attractive valuations in less well-known names.

Stocks of companies in emerging markets had a solid January as investors decided that they were undervalued. As time went on, however, fears of a global economic slowdown and bad news from the U.S. and Europe ate away at the rally's momentum. Currency troubles in Turkey, violence in the Middle East, and worries that Argentina might default on its debt obligations also caused selling pressure. Still, emerging markets outperformed developed markets during the period, paced by strong performance in Russia and Mexico.

6-month returns:

     USF International Stock Fund                                       -9.98%

     MSCI EAFE Index                                                   -15.47%
     MSCI EAFE Small Cap Index                                          -3.31%
     MSCI World Emerging Markets Free Index                             -3.27%

     Lipper International Mutual Fund Index                            -12.53%

During the last six months, the International Stock Fund was able to defend against the economic- and currency-based headwinds buffeting the international equity returns of U.S. investors. We maintained a disciplined focus on individual company fundamentals despite dramatic swings in market sentiment. For example, we sold our long-held position in Alcatel during the first quarter, as the company's fundamentals began to weaken while its price remained fairly high. As sentiment became very negative regarding the technology sector, Alcatel fell more than 50 percent, presenting an opportunity to repurchase it at a very attractive valuation of approximately 1 times sales. We also reduced the Fund's weighting in a few positions in the consumer staples and energy sectors that have recently performed well, believing that valuations were becoming high. The international small-cap portion of the Ultra Series International Stock Fund slightly trailed its benchmark, the MSCI EAFE Small Cap Index, over the last six months. Performance was impacted by the weakness of the euro relative to the yen, as the Portfolio is overweight in European securities and underweight in Japanese securities. The negative currency effect was countered to some extent by strong stock selection, especially in the United Kingdom, the Netherlands and Spain. Overweight positions in consumer discretionary, consumer staples, and healthcare sectors also aided performance.

While the media focuses on the gyrating, weak euro, Germany's recent pension and tax reform is much more likely to have far-reaching and long-lasting impact on European capital markets. We believe that allowing 401(k)-type pension plans will encourage the development of an equity culture in Germany and, eventually, throughout the rest of Europe. This should increase inflows of money into equities, and, more importantly, encourage economic policies that are favorable to equity shareholders. The deregulation and tax reform in the United States that set the stage for the robust equity returns of the 1990's are now occurring in Europe, and, to a lesser extent, in Japan. We are particularly optimistic about future European equity returns. This view should gain wider acceptance as investors work through near-term uncertainties regarding the slow pace of global economic growth and the recent downturn in U.S. demand for European exports.

MEMBERS Capital Advisors, Inc. Stock Portfolio Management Team
Lazard Asset Management -- Subadvisor

             Management's Discussion of First Half 2001 Performance
                             Global Securities Fund

Investment Objective:  Seeks long-term capital appreciation.

Management's Discussion: Over the six months ended June 30, 2001, volatile conditions prevailed in currency and financial markets worldwide. For the most part, this volatility was a by-product of the slowdown in U.S. economic growth. Sharp declines in capital spending and manufacturing activity, as well as rising unemployment and numerous corporate profit warnings, sent many investors to the sidelines. Prolonged and often severe declines in technology, telecommunications and media stocks -- sectors typically driven by global factors rather than regional conditions -- ultimately spread to markets around the world. The "inventory overhang" caused by the quick transition between boom and slowdown showed signs of clearing in many parts of the manufacturing sector, but looks to be a continuing problem for tech/telecom companies. Although U.S. Federal Reserve Board Chairman Alan Greenspan moved aggressively to reinvigorate the sagging economy, cutting interest rates five times between January and May, there was little evidence at period-end that the desired effect had yet been achieved. However, it typically takes at least six months for the Fed's monetary stimulus to take hold.

By contrast, the economic outlook overseas as the year began was considerably brighter. In Europe, ongoing tax reform and secular factors were expected to help euro-zone economic growth to exceed that of the U.S. Nagging inflation concerns and a cautious European Central Bank tended to dampen euro-zone growth below expectations. To some extent, European companies that export outside the euro zone were able to capitalize on weakness in the euro -- the common currency of the European Monetary Union -- which provided a cost advantage for their goods. This cost advantage was mitigated, however, by economic weakness in the U.S., which reduced appetites for European imports. Worldwide credit concerns also prompted a flight to the perceived safety of the U.S. dollar, which held back the U.S. dollar-denominated returns of many foreign securities.

In Japan, the election of Prime Minister Junichiro Koizumi raised investors' hopes that the country would implement needed structural reforms to lift the nation out of its protracted economic malaise. Such reforms will take time, however, and Japan faces formidable demographic and cultural obstacles that may stand in the way of a return to healthy growth. The rest of Asia, most notably Taiwan, Korea and Singapore, performed reasonably well despite concerns that their technology-centered economies could be at the mercy of declining U.S. demand. Latin American markets, particularly Mexico and Brazil, benefited from lower U.S. interest rates, although South American markets eventually came under pressure from the Argentinian debt crisis.

In this very challenging environment, The Ultra Series Global Securities Fund provided a cumulative total return of -7.48%, a significantly smaller decline than was experienced by both the representative market index and an index of similar mutual funds.

6-month returns:

     USF Global Securities Fund                                         -7.48%

     MSCI World Index                                                  -10.50%

     Lipper Index of Global Mutual Funds                                -9.52%

In 1999-2000, the Fund benefited from a large allocation to the technology sector. In 2001, as capital investment in tech/telecom products slowed and markets corrected the sector's stock prices in response, the Fund's performance suffered. We were able to avoid some of the damage by reducing our technology holdings and moving into more defensive positions in consumer staples stocks like Reckitt & Colman and financials like Bank One. We have also recently opened positions in health care companies Amgen and Novartis AG, which we expect to exhibit solid revenue and earnings growth even in difficult economic conditions. We continue to hold French pharmaceutical leader Sanofi-Synthelabo, which has been a strong performer over the last twelve months.

We believe that stimulative monetary policies worldwide, falling energy prices, and corporate restructuring are all poised to contribute to a ratcheting up of global growth, and portfolio adjustments are being made with the prospects for such a recovery in mind. We have built significant positions in entertainment software provider Electronic Arts, which we believe will benefit from the introduction of new hardware such as Sony's Playstation 2, and Cadence Design Systems, which we think will be a leader in the global movement towards electronic and computer-aided design. We continue to find great companies all over the world, regardless of market conditions. For example, despite continued economic and political uncertainty in Japan, we have added positions in Japanese semiconductor, consumer electronics and wireless communications companies which we think have a great deal of potential. Similarly, we have been building positions in several excellent Indian companies with what we believe are appealing valuations and prospects. We seek compelling, yet out-of-favor opportunities. This goes to the heart of our investment approach -- which is to invest in attractive, reasonably priced companies, not countries or industries.

MEMBERS Capital Advisors, Inc. Common Stock Portfolio Management Team Oppenheimer Funds -- Subadvisor

                                MONEY MARKET FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating   Annualized       Maturity        Par/Shares
                                            Assets     (Unaudited)*       Yield           Date            Amount            Value

COMMERCIAL PAPER                             77.3%
  American Express Credit Corp.                           A-1/P-1         4.259%        07/17/01       $5,750,000      $5,739,369
  American General Finance                                A-1/P-1         3.957         07/30/01        6,000,000       5,981,247
  Anheuser-Busch Cos., Inc.                               A-1/P-1         3.796         09/07/01        5,000,000       4,964,961
  BellSouth Corp.                                         A-1+/P-1        3.966         07/12/01        5,500,000       5,493,463
  CXC, Inc.                                               A-1+/P-1        4.027         07/13/01        5,000,000       4,993,417
  Coca Cola Company                                       A-1/P-1         3.780         09/20/01        5,000,000       4,958,487
  Emerson Electric Company                                A-1+/P-1        3.905         07/02/01        5,000,000       4,999,465
  Ford Motor Credit Company                               A-1/P-1         4.715         07/05/01        5,500,000       5,497,189
  GE Capital Corp.                                        A-1+/P-1        3.979         08/23/01        5,000,000       4,971,439
  General Motors Acceptance Corporation                   A-1/P-1         3.647         09/11/01        6,000,000       5,957,160
  Goldman Sachs Group Inc.                                A-1+/P-1        3.939         10/11/01        6,000,000       5,934,890
  Household Finance                                       A-1/P-1         4.226         08/09/01        5,500,000       5,475,452
  John Deere Capital Corp.                                A-1/P-1         3.702         08/16/01        5,500,000       5,474,489
  McGraw Hill Companies                                   A-1/P-1         4.238         08/27/01          600,000         596,086
  McGraw Hill Companies                                   A-1/P-1         3.880         08/13/01        4,900,000       4,877,759
  Moat Funding LLC                                        A-1+/P-1        3.992         07/18/01        5,000,000       4,990,768
  Perry II Funding Corp.                                  A-1/P-1         4.139         07/24/01        5,000,000       4,987,062
  United Parcel Service America, Inc.                     A-1+/P-1        3.868         08/02/01        6,000,000       5,979,787
  Walt Disney Co.                                         A-1/P-1         4.637         07/10/01        5,000,000       4,994,363
                                                                                                                       -----------
                                                                                                                       96,866,853
                                                                                                                       -----------

U.S. QUASI-GOVERNMENT/
GOVERNMENT SPONSORED                         20.5%
  Federal Home Loan Mortgage Discount Notes                               3.576         09/27/01        3,000,000       2,974,370
  Federal Home Loan Mortgage Discount Notes                               3.977         12/06/01        4,000,000       3,932,587
  Federal National Mortgage Association Discount Notes                    4.771         07/19/01        3,000,000       2,993,025
  Federal National Mortgage Association Discount Notes                    3.735         07/27/01        2,215,000       2,209,129
  Federal National Mortgage Association Discount Notes                    3.781         08/30/01        1,860,000       1,848,530
  Federal National Mortgage Association Discount Notes                    3.802         08/30/01          853,000         847,711
  Federal National Mortgage Association Discount Notes                    3.954         09/04/01        3,000,000       2,979,146
  Federal National Mortgage Association Discount Notes                    4.198         09/06/01        3,000,000       2,977,220
  Federal National Mortgage Association Discount Notes                    3.609         09/13/01        5,000,000       4,963,719
                                                                                                                       -----------
                                                                                                                       25,725,437
                                                                                                                       -----------

REGISTERED INVESTMENT COMPANY                2.1%
  SSGA Prime Money Market Fund                                            4.010                          2,586,081      2,586,081
                                                                                                                       -----------

     TOTAL INVESTMENTS, MONEY MARKET
     FUND                                                                                                             $125,178,371
                                                                                                                       ===========

Values of investment securities are determined as described in Note 2 of the financial statements.

*Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

See accompanying notes to financial statements.

                                    BOND FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                      % Net Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 0.2%
    SSGA Prime Money Market Fund                                          4.010%                           666,690        $666,690
                                                                                                                         ---------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $666,690)                                                                                                    666,690
                                                                                                                         ---------


                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
                                                       ------------       ----            ----            ------
U.S. GOVERNMENT & AGENCY BONDS:              25.7%
GOVERNMENT NOTES                             13.8%
    U.S. Treasury Note                                    AAA             5.875%        11/15/04        $2,500,000       2,585,837
    U.S. Treasury Note                                    AAA            11.125         08/15/03         5,000,000       5,674,135
    U.S. Treasury Note                                    AAA            10.750         08/15/05         3,000,000       3,637,860
    U.S. Treasury Note                                    AAA             5.750         08/15/10         3,000,000       3,069,864
    U.S. Treasury Note                                    AAA             5.750         11/15/05         5,000,000       5,149,060
    U.S. Treasury Note                                    AAA             5.250         08/15/03         1,400,000       1,425,133
    U.S. Treasury Note                                    AAA             6.250         05/15/30        12,000,000      12,725,628
    U.S. Treasury Note                                    AAA            10.750         02/15/03        10,000,000      11,011,690
                                                                                                                        ----------
                                                                                                                        45,279,207
                                                                                                                        ----------

GOVERNMENT AGENCIES                          44.1%
    Federal Home Loan Mortgage Corp.                      AAA             5.000         05/15/04         2,400,000       2,395,622
    Federal Home Loan Bank Note                           AAA             5.490         12/22/08         2,500,000       2,426,395
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.840         02/20/07         2,750,000       2,689,170
    Federal Home Loan Mortgage Corp. Series 2248 Class D  AAA             7.500         08/15/21         2,000,000       2,053,344
    Federal Home Loan Mortgage Corp. Series 1870 Class VC AAA             6.500         07/15/09         3,500,000       3,532,263
    Federal National Mortgage Association                 AAA             4.750         03/15/04         2,000,000       1,989,446
    Federal National Mortgage Association                 AAA             6.000         05/15/11        12,500,000      12,356,150
    Federal National Mortgage Association                 AAA             5.250         06/15/06         2,400,000       2,367,636
    Federal National Mortgage Association MTN, Series B   AAA             6.110         09/17/08         4,000,000       3,946,472
    Federal National Mortgage Association MTN             AAA             6.110         01/15/09         3,000,000       2,960,172
    Federal National Mortgage Association MTN             AAA             6.110         09/24/08         2,500,000       2,466,213
                                                                                                                        ----------
                                                                                                                        39,182,883
                                                                                                                        ----------
       TOTAL U.S. GOVERNMENT & AGENCY BONDS
       (COST: $83,503,599)                                                                                              84,462,090
                                                                                                                        ----------

MORTGAGE BACKED                              25.8%

FEDERAL HOME LOAN MORTGAGE CORP.              5.7%
    Federal Home Loan Mortgage Corp. Gold Pool C01005     AAA             8.000         06/01/30         6,623,023       6,852,192
    Federal Home Loan Mortgage Corp. Gold Pool C01172     AAA             6.500         05/01/31         5,993,888       5,907,423
    Federal Home Loan Mortgage Corp. Gold Pool C48129     AAA             7.000         03/01/31         5,882,129       5,917,410
                                                                                                                        ----------
                                                                                                                        18,677,025
                                                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSN.              12.3%
    Federal National Mortgage Assn. Conventional Loan Pool 541215       AAA        7.500        06/01/30     2,988,904   3,051,422
    Federal National Mortgage Assn. Conventional Loan Pool 537433       AAA        8.000        05/01/30     3,043,768   3,147,106
    Federal National Mortgage Assn. Conventional Loan Pool 582558       AAA        6.000        05/01/16     2,989,115   2,945,333
    Federal National Mortgage Assn. Conventional Loan Pool 253847       AAA        6.000        05/01/21     6,678,177   6,479,859
    Federal National Mortgage Assn. Conventional Loan Pool 253888       AAA        6.000        06/01/31     5,999,400   5,757,504
    Federal National Mortgage Assn. Conventional Loan Pool 383475       AAA        6.100        04/01/11     4,721,800   4,628,867
    Federal National Mortgage Assn. Conventional Loan Pool 585724       AAA        6.000        05/01/16     2,981,481   2,937,810
    Federal National Mortgage Assn. Conventional Loan Pool 575015       AAA        7.000        03/01/31     6,975,610   7,014,224
    Federal National Mortgage Association 96-M6 G                       AAA        7.750        09/17/23       746,084     771,939
    Federal National Mortgage Association Pool 519049                   AAA        8.000        09/01/29     3,439,889   3,563,024
                                                                                                                        ----------
                                                                                                                        40,297,088
                                                                                                                        ----------

                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
GOVERNMENT NAT. MORTGAGE ASSN.                7.8%
    Government National Mortgage Assoc. Multiple Issuer Pool 2995       AAA        8.000%       10/20/15     $1,587,806  $1,642,421
    Government National Mortgage Assoc. Multiple Issuer Pool 2921       AAA        7.500        05/20/30      8,365,849   8,554,309
    Government National Mortgage Assoc. Multiple Issuer Pool 2934       AAA        7.500        06/20/30      1,961,611   2,005,801
    Government National Mortgage Assoc. Multiple Issuer Pool 2922       AAA        8.000        05/20/30      2,780,044   2,872,906
    Government National Mortgage Assoc. Multiple Issuer Pool 2946       AAA        8.000        07/20/30      2,781,982   2,874,909
    Government National Mortgage Assoc. Multiple Issuer Pool 3068       AAA        6.500        04/20/31      6,773,448   6,676,247
    Government National Mortgage Assoc. GNR 1999-33, Class H            AAA        7.500        01/20/26      1,000,000   1,029,650
                                                                                                                         ----------
                                                                                                                         25,656,243
                                                                                                                         ----------

       TOTAL MORTGAGE BACKED (COST: $83,711,615)                                                                         84,630,356
                                                                                                                         ----------

ASSET BACKED:                                 4.6%
    ASBC Long Beach Home Equity Trust, Series 2000-LB-1, Class AF5      AAA/NA     8.050        09/21/30     5,600,000   5,783,234
    Conseco Finance Securitizations Corp., Series 2001-1, Class M1      AA2/AA     7.535        07/01/32     5,500,000   5,455,660
    Green Tree Home Equity Loan Trust, Series 1999-A, Class B1          NA/BBB     8.970        11/15/27     3,900,000   4,018,520
                                                                                                                         ----------

       TOTAL ASSET BACKED (COST: $15,151,949)                                                                            15,257,414
                                                                                                                         ----------

COMMERCIAL MORTGAGE  BACKED:                  6.0%
    Banc America Large Loan, Inc. 144A Series 2001, Class A2 (C)        AAA/AAA    6.490        02/14/10     6,000,000   5,755,781
    Chase Commercial Mortgage Securities Corp.,
       Series 2001-1, Class A2                                          AAA        7.757        02/15/10     4,000,000   4,264,362
    First Union National Bank of America, Series 2001-C1, Class E6      A3         6.624        01/15/11     5,554,000   5,430,554
    Morgan Stanley Capital I Inc., Series 1999-CAM1, Class A2           AAA        6.760        11/15/08     4,154,840   4,251,510
                                                                                                                         ----------

       TOTAL COMMERCIAL MORTGAGE BACKED
       (COST: $19,870,337)                                                                                               19,702,207
                                                                                                                         ----------

CORPORATE BONDS:                             36.0%

BASIC MATERIALS                               1.8%
    Chesapeake Corp.                                      BA3/BB          7.200         03/15/05           500,000         458,363
    Dow Chemical Company                                  A1/A            7.375         11/01/29         2,400,000       2,450,112
    International Paper                                   BBB             8.125         07/08/05         2,700,000       2,858,379
                                                                                                                        ----------
                                                                                                                         5,766,854
                                                                                                                        ----------

CAPITAL GOODS                                 0.8%
    Giddings & Lewis                                      BA1/BBB         7.500         10/01/05         2,500,000       2,522,858
                                                                                                                        ----------

CONSUMER CYCLICAL                             0.6%
    Target Corporation                                    A2/A            5.950         05/15/06         2,000,000       2,004,324
                                                                                                                        ----------

CONSUMER SERVICES                             0.6%
    Compaq Computer Corporation                           BAA2/BBB        7.450         08/01/02         2,000,000       2,028,998
                                                                                                                        ----------

CONSUMER STAPLES                              1.8%
    Kellogg Company  144A  (C)                            BAA2/BBB        6.000         04/01/06         2,400,000       2,378,513
    Kroger Company                                        BAA3/BBB-       7.800         08/15/07         1,500,000       1,588,600
    Safeway Incorporated                                  BAA2/BBB        7.000         09/15/07         2,000,000       2,045,080
                                                                                                                        ----------
                                                                                                                         6,012,193
                                                                                                                        ----------

ENERGY                                        4.9%
    Coastal Corporation                                   BAA2/BBB        7.500         08/15/06         2,250,000       2,318,490
    DT Energy Company                                     BAA2/BBB        6.450         06/01/06         2,000,000       2,007,514
    Phillips Petroleum Company                            BAA2/BBB        8.500         05/25/05         2,500,000       2,712,950
    Progress Energy Incorporated                          BAA1/BBB        7.750         03/01/31         2,400,000       2,477,203
    TXU Eastern Funding Company                           BAA1/BBB+       6.150         05/15/02         3,400,000       3,429,362
    YPF Sociedad Anonima (A)                              B2/BB           8.000         02/15/04         3,000,000       3,104,706
    YPF Sociedad Anonima (A)                              BAA1/BBB+       7.500         10/26/02           104,625         104,625
                                                                                                                        ----------
                                                                                                                        16,154,850
                                                                                                                        ----------


                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
FINANCE                                      13.7%
    Ace INA Holding Incorporated                          A2/A-           8.300%        08/15/06        $2,500,000      $2,693,043
    Barclays Bank PLC, 144A (A)(C)                        AA2/A+          8.550         09/29/49         2,000,000       2,158,414
    Boeing Capital Corporation                            A2/AA-          6.350         11/15/07         1,500,000       1,514,817
    Caterpillar Financial Services                        A2/A+           7.590         12/10/03         2,400,000       2,532,396
    Chase Manhattan Corporation                           A1/A+           7.125         06/15/09         2,200,000       2,260,683
    EOP Operating Limited Partnership                     BAA1/BBB+       8.100         08/01/10         2,000,000       2,113,624
    Ford Motor Credit Company                             A2/A            7.600         08/01/05         2,400,000       2,503,498
    GE Global Insurance                                   AA1/AA          7.000         02/15/26         3,750,000       3,761,741
    General Motors Acceptance Corp.                       A2/A            6.750         01/15/06         2,500,000       2,538,635
    Goldman Sachs Group Incorporated                      A1/A+           6.650         05/15/09         2,400,000       2,384,587
    Heller Financial Incorporated                         A3/A-           8.000         06/15/05         2,000,000       2,133,312
    Household Finance Corporation                         A2/A            6.500         11/15/08         3,400,000       3,332,796
    Merrill Lynch & Co.                                   AA3/AA-         6.130         05/16/06         2,000,000       2,001,170
    Royal & Sun Alliance Incorporated (A)                 A1/A            8.950         10/15/29         2,000,000       2,129,280
    Sprint Capital Corporation                            BAA1/BBB+       7.125         01/30/06         1,500,000       1,513,090
    UBS Preferred Funding Trust                           AA2/AA-         8.622         10/29/49         2,250,000       2,431,397
    US Bank National Association - Minnesota              A1/A            7.550         06/15/04         2,000,000       2,106,980
    Verizon Global Funding Corporation  144A  (C)         A1/A+           7.750         12/01/30         2,400,000       2,468,465
    Wells Fargo Company                                   AA2/A+          5.900         05/21/06         2,500,000       2,495,302
                                                                                                                        ----------
                                                                                                                        45,073,230
                                                                                                                        ----------

HEALTH                                        0.6%
    Abbott Laboratories                                   AA3/AA          5.625         07/01/06         2,000,000       1,993,420
                                                                                                                        ----------

TECHNOLOGY                                    0.8%
      Lockheed Martin Corporation                         BAA3/BBB-       7.250         05/15/06         2,400,000       2,483,367
                                                                                                                        ----------

TELECOMMUNICATION                             4.6%
    AOL Time Warner Incorporated                          BAA1/BBB+       6.125         04/15/06         2,000,000       2,000,852
    Comcast Cable Communications                          BAA2/BBB        8.375         05/01/07         2,400,000       2,603,026
    Cox Communications Inc.                               BAA2/BBB        7.750         11/01/10         1,500,000       1,566,428
    Koninklijke KPN 144A (A)                              BAA2/BBB+       8.375         10/01/30         2,000,000       1,839,686
    Telephone & Data Systems Incorporated                 A3/A-           7.000         08/01/06         2,000,000       2,024,178
    TCI Communications Incorporated                       A3/A            8.650         09/15/04         2,500,000       2,682,012
    Worldcom Incorporated                                 A3/BBB+         8.250         05/15/31         2,500,000       2,452,152
                                                                                                                        ----------
                                                                                                                        15,168,334
                                                                                                                        ----------

TRANSPORTATION                                1.4%
    Burlington Northern Santa Fe Corporation              BAA2/BBB+       6.375         12/15/05         2,400,000       2,416,802
    Norfolk Southern Corporation                          BAA1/BBB        7.250         02/15/31         2,000,000       1,925,832
    Southwest Airlines                                    A1/A            8.700         07/01/11            16,802          18,399
    Union Pacific RR                                      A1/A-           6.540         07/01/15           383,060         372,982
                                                                                                                        ----------
                                                                                                                         4,734,015
                                                                                                                        ----------

UTILITIES                                     4.4%
    Allegheny Energy Corporation                          BAA1/A          7.750         08/01/05         2,500,000       2,570,407
    American Electric Power Incorporated                  BAA1/BBB+       6.125         05/15/06         2,500,000       2,467,675
    DPL Inc.                                              BAA1/BBB        8.250         03/01/07         2,000,000       2,116,516
    Energy East Corporation                               BAA1/BBB+       8.050         11/15/10         2,000,000       2,064,834
    Ensearch Corporation                                  BAA2/BBB        6.375         02/01/04         2,000,000       2,027,918
    Virginia Electric & Power Company                     A3/A-           5.750         03/31/06         3,400,000       3,345,461
                                                                                                                        ----------
                                                                                                                        14,592,811
                                                                                                                        ----------

       TOTAL CORPORATE BONDS
       (COST: $116,701,114)                                                                                            118,535,254
                                                                                                                       -----------

       TOTAL INVESTMENTS, BOND FUND
       (COST: $319,605,304)**                                                                                         $323,254,011
                                                                                                                       ===========


                                    BOND FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $319,623,078. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation................................... $5,641,294
    Gross unrealized depreciation................................... (2,010,361)
                                                                     ----------
    Net unrealized appreciation..................................... $3,630,933
                                                                     ==========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.

(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 2.8% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $12,761,173 or 3.8% of total net assets.

ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PLC    Public Limited Company

See accompanying notes to financial statements.


                                  BALANCED FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                            % Net                       Annualized
                                            Assets                        Yield                           Shares            Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 0.8%
    SSGA Prime Money Market Fund                                          4.010%                         5,456,977      $5,456,977
                                                                                                                        ----------
       TOTAL SHORT-TERM INVESTMENTS
       (COST: $5,456,977)                                                                                                5,456,977
                                                                                                                        ----------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
BONDS:                                       45.2%
U.S. GOVERNMENT & AGENCY BONDS:              10.5%
GOVERNMENT NOTES                              6.3%
    U.S. Treasury Notes                                   AAA            11.125%        08/15/03        $3,000,000       3,404,481
    U.S. Treasury Notes                                   AAA            10.750         08/15/05         3,000,000       3,637,860
    U.S. Treasury Notes                                   AAA             6.500         02/15/10        11,000,000      11,817,256
    U.S. Treasury Notes                                   AAA             6.250         05/15/30         7,900,000       8,377,705
    U.S. Treasury Notes                                   AAA             9.125         05/15/09         6,000,000       6,699,138
    U.S. Treasury Notes                                   AAA            10.750         02/15/03         7,500,000       8,258,768
                                                                                                                        ----------
                                                                                                                        42,195,208
                                                                                                                        ----------
GOVERNMENT AGENCIES                           4.2%
    Federal Home Loan Bank Note-CPI Floating Rate         AAA             5.840         02/20/07         5,000,000       4,889,400
    Federal Home Loan Mortgage Corp.                      AAA             5.000         05/15/04         2,000,000       1,996,352
    Federal Home Loan Bank Note                           AAA             5.490         12/22/08         2,500,000       2,426,395
    Federal National Mortgage Association                 AAA             4.750         03/15/04         2,500,000       2,486,807
    Federal National Mortgage Association                 AAA             6.000         05/15/11        11,400,000      11,268,809
    Federal National Mortgage Association                 AAA             5.250         06/15/06         2,000,000       1,973,030
    Federal National Mortgage Assn. MTN, Series B         AAA             6.110         09/24/08         3,000,000       2,959,455
                                                                                                                        ----------
                                                                                                                        28,000,248
                                                                                                                        ----------
       TOTAL U. S. GOVERNMENT & AGENCY
       BONDS (COST: $69,527,608)                                                                                        70,195,456
                                                                                                                        ----------
MORTGAGE BACKED                              12.8%

FEDERAL HOME LOAN MORTGAGE CORP.              2.5%
    Federal Home Loan Mortgage Corp. Gold Pool C01005     AAA             8.000         06/01/30         5,298,418       5,481,753
    Federal Home Loan Mortgage Corp. Gold Pool C01172     AAA             6.500         05/01/31         5,494,397       5,415,138
    Federal Home Loan Mortgage Corp. Gold Pool C48580     AAA             7.000         03/01/31         5,435,516       5,468,118
                                                                                                                        ----------

                                                                                                                        16,365,009
                                                                                                                        ----------

FEDERAL NATIONAL MORTGAGE ASSN.               6.0%
    Federal National Mortgage Assn. Conventional Loan Pool 541215       AAA     7.500     06/01/30       3,736,129       3,814,277
    Federal National Mortgage Assn. Conventional Loan Pool 582558       AAA     6.000     05/01/16       5,480,044       5,399,777
    Federal National Mortgage Assn. Conventional Loan Pool 253847       AAA     6.000     05/01/21       5,681,434       5,512,716
    Federal National Mortgage Assn. Conventional Loan Pool 253888       AAA     6.000     06/01/31       5,499,450       5,277,712
    Federal National Mortgage Assn. Conventional Loan Pool 383475       AAA     6.100     04/01/11       4,407,014       4,320,276
    Federal National Mortgage Assn. Conventional Loan Pool 575015       AAA     7.000     03/01/31       5,015,724       5,043,489
    Federal National Mortgage Assn. Pool 519049                         AAA     8.000     09/01/29       3,439,888       3,563,024
    Federal National Mortgage Assn. - 96-M6  G                          AAA     7.750     09/17/23       2,984,336       3,087,754
    Federal National Mortgage Assn. Conventional Loan Pool 547618       AAA     6.500     09/01/15       3,774,415       3,792,317
                                                                                                                        ----------
                                                                                                                        39,811,342
                                                                                                                        ----------
GOVERNMENT NATIONAL MORTGAGE ASSN.            4.3%
    Government National Mortgage Assoc. Multiple Issuer Pool 2921       AAA     7.500     05/20/30       7,648,282       7,820,576
    Government National Mortgage Assoc. Multiple Issuer Pool 2972       AAA     7.500     09/20/30       6,912,914       7,068,643
    Government National Mortgage Assoc. Multiple Issuer Pool 2934       AAA     7.500     06/20/30       1,961,611       2,005,801
    Government National Mortgage Assoc. Multiple Issuer Pool 2922       AAA     8.000     05/20/30       1,272,432       1,314,935
    Government National Mortgage Assoc. Multiple Issuer Pool 2946       AAA     8.000     07/20/30       3,825,225       3,953,000
    Government National Mortgage Assoc. Multiple Issuer Pool 2957       AAA     7.500     08/20/30         748,887       765,757
    Government National Mortgage Assoc. Multiple Issuer Pool 3068       AAA     6.500     04/20/31       5,578,134       5,498,085
                                                                                                                        ----------
                                                                                                                        28,426,797
                                                                                                                        ----------
       TOTAL MORTGAGE BACKED (COST: $83,544,856)                                                                        84,603,148
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net                 Quality Rating Coupon  Maturity          Par
                                            Assets                  (Unaudited)*   Rate     Date           Amount            Value
ASSET BACKED:                                 2.1%
    ASBC Long Beach Home Equity Trust,
       Series 2000-LB-1, Class AF5                                      AAA/NA  8.050%    09/21/30      $5,150,000       $5,318,510
    Conseco Finance Securitizations Corp., Series 2001-1, Class M1      AA2/AA  7.535     07/01/32       5,000,000        4,959,690
    Green Tree Home Equity Loan Trust, Series 1999-A, Class B1          NA/BBB  8.970     11/15/27       3,900,000        4,018,520
                                                                                                                         ----------
       TOTAL ASSET BACKED (COST: $14,185,074)                                                                            14,296,720
                                                                                                                         ----------

COMMERCIAL MORTGAGE  BACKED:                  2.9%
    Banc America Large Loan, Inc. 144A Series 2001, Class A2 (C)        AAA/AAA 6.490     02/14/10       5,500,000       5,276,133
    Chase Commercial Mortgage Securities Corp.,
       Series 2001-1, Class A2                                          AAA     7.757     02/15/10       5,000,000       5,330,453
    First Union National Bank of America, Series 2001-C1, Class E6      A3      6.624     01/15/11       5,000,000       4,888,867
    Morgan Stanley Capital I Inc., Series 1999-CAM1, Class A2           AAA     6.760     11/15/08       3,498,813       3,580,219
                                                                                                                        ----------
       TOTAL COMMERCIAL MORTGAGE BACKED
       (COST: $19,196,124)                                                                                              19,075,672
                                                                                                                        ----------

CORPORATE BONDS:                             16.9%

BASIC MATERIALS                               0.7%
    Dow Chemical Company                                  A1/A           7.375        11/01/29           2,000,000       2,041,760
    International Paper Co.                               BBB            8.125        07/08/05           2,400,000       2,540,782
                                                                                                                        ----------
                                                                                                                         4,582,542
                                                                                                                        ----------
CAPITAL GOODS                                 0.3%
    Giddings & Lewis                                      BA1/BBB        7.500        10/01/05             500,000         504,572
    United Technologies Corporation                       A2/A+          7.125        11/15/10           1,500,000       1,565,826
                                                                                                                        ----------
                                                                                                                         2,070,398
                                                                                                                        ----------
CONSUMER SERVICES                             0.4%
    Compaq Computer Corporation                           BAA2/BBB       7.450        08/01/02           2,500,000       2,536,247
                                                                                                                        ----------
CONSUMER STAPLES                              1.1%
    Delhaize Amer Incorporated  144A  (C)                 BAA3/BBB-      7.375        04/15/06           2,000,000       2,051,230
    Kellogg Company  144A  (C)                            BAA2/BBB       6.000        04/01/06           2,000,000       1,982,094
    Kroger Company                                        BAA3/BBB-      7.800        08/15/07           1,500,000       1,588,601
    Safeway Incorporated                                  BAA2/BBB       7.000        09/15/07           2,000,000       2,045,080
                                                                                                                        ----------
                                                                                                                         7,667,005
                                                                                                                        ----------
ENERGY                                        2.4%
    Coastal Corporation                                   BAA2/BBB       7.500        08/15/06           3,000,000       3,091,320
    DT Energy Company                                     BAA2/BBB       6.450        06/01/06           2,000,000       2,007,514
    Phillips Petroleum Company                            BAA2/BBB       8.500        05/25/05           2,500,000       2,712,950
    Progress Energy Incorporated                          BAA1/BBB       7.750        03/01/31           2,000,000       2,064,336
    TXU Eastern Funding Company                           BAA1/BBB+      6.150        05/15/02           3,000,000       3,025,908
    YPF Sociedad Anonima (A)                              B2/BB          8.000        02/15/04           3,000,000       3,104,706
                                                                                                                        ----------
                                                                                                                        16,006,734
                                                                                                                        ----------
FINANCE                                       7.4%
    Ace INA Holding Incorporated                          A2/A-          8.300        08/15/06           2,500,000       2,693,043
    Barclays Bank PLC, 144A  (A)(C)                       AA-2/A+        8.550        09/29/49           2,000,000       2,158,414
    Bear Stearns Companies Incorporated                   A2/A           6.500        05/01/06           2,000,000       2,009,438
    Boeing Capital Corporation                            A2/AA-         6.350        11/15/07           1,500,000       1,514,817
    Bombardier Capital Incorporated MTN 144A (C)          A3/NA          6.125        06/29/06           1,500,000       1,483,500
    Caterpillar Financial Services                        A2/A+          7.590        12/10/03           2,000,000       2,110,330
    Chase Manhattan Corporation                           A1/A+          7.125        06/15/09           2,500,000       2,568,958
    EOP Operating Limited Partnership                     BAA1/BBB+      8.100        08/01/10           3,000,000       3,170,436
    Ford Motor Credit Company                             A2/A           7.600        08/01/05           2,000,000       2,086,248
    GE Global Insurance                                   AA1/AA         7.000        02/15/26           3,500,000       3,510,959
    General Motors Acceptance Corp.                       A2/A           6.750        01/15/06           2,500,000       2,538,635
    Goldman Sachs Group Incorporated                      A1/A+          6.650        05/15/09           2,000,000       1,987,156
    Heller Financial Incorporated                         A3/A-          8.000        06/15/05           2,000,000       2,133,312

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
FINANCE (Continued)
    Household Finance Corporation                         A2/A           6.500%       11/15/08          $2,000,000      $1,960,468
    Merrill Lynch & Co.                                   AA3/AA-        6.130        05/16/06           2,000,000       2,001,170
    Morgan Stanley Group Incorporated                     AA3/AA-        6.100        04/15/06           3,400,000       3,397,083
    Royal & Sun Alliance Incorporated (A)                 A1/A           8.950        10/15/29           1,500,000       1,596,960
    Sprint Capital Corporation                            BAA1/BBB+      7.125        01/30/06           1,500,000       1,513,090
    UBS Preferred Funding Trust                           AA2/AA-        8.622        10/29/49           2,250,000       2,431,397
    US Bank National Association - Minnesota              A1/A           7.550        06/15/04           2,200,000       2,317,678
    Verizon Global Funding Corporation  144A  (C)         A1/A+          7.750        12/01/30           2,000,000       2,057,054
    Wells Fargo Company                                   AA2/A+         5.900        05/21/06           2,500,000       2,495,302
                                                                                                                        ----------
                                                                                                                        49,735,448
                                                                                                                        ----------
HEALTH                                        0.6%
    Abbott Laboratories                                   AA3/AA         5.625        07/01/06           2,000,000       1,993,420
    American Home Products Corporation  144A (C)          A3/A           6.250        03/15/06           2,000,000       2,005,122
                                                                                                                        ----------
                                                                                                                         3,998,542
                                                                                                                        ----------
TECHNOLOGY                                    0.3%
    Lockheed Martin Corporation                           BAA3/BBB-      7.250        05/15/06           2,000,000       2,069,472
                                                                                                                        ----------
TELECOMMUNICATIONS                            1.6%
    AOL Time Warner Incorporated                          BAA1/BBB+      6.125        04/15/06           2,000,000       2,000,852
    Koninklijke KPN N.V. (A)                              BAA2/BBB+      8.375        10/01/30           2,000,000       1,839,686
    Telephone & Data Systems Incorporated                 A3/A-          7.000        08/01/06           1,500,000       1,518,133
    TCI Communications Incorporated                       A3/A           8.650        09/15/04           2,500,000       2,682,013
    WorldCom Incorporated                                 A3/BBB+        8.250        05/15/31           2,500,000       2,452,152
                                                                                                                        ----------
                                                                                                                        10,492,836
                                                                                                                        ----------
TRANSPORTATION                                0.3%
    Norfolk Southern Corporation                          BAA1/BBB       7.250        02/15/31           2,000,000       1,925,832
                                                                                                                        ----------
UTILITIES                                     1.8%
    Allegheny Energy Corporation                          BAA1/A         7.750        08/01/05           2,500,000       2,570,407
    American Electric Power Incorporated                  BAA1/BBB+      6.125        05/15/06           2,500,000       2,467,675
    DPL Inc.                                              BAA1/BBB       8.250        03/01/07           2,000,000       2,116,516
    Energy East Corporation                               BAA1/BBB+      8.050        11/15/10           2,000,000       2,064,834
    Virginia Electric & Power Company                     A3/A-          5.750        03/31/06           3,000,000       2,951,877
                                                                                                                        ----------
                                                                                                                        12,171,309
                                                                                                                        ----------
       TOTAL CORPORATE BONDS
       (COST: $111,362,128)                                                                                            113,256,365
                                                                                                                        ----------
       TOTAL BONDS (COST: $297,815,790)                                                                                301,427,361
                                                                                                                        ----------

                                             % Net
                                            Assets                                                         Shares           Value
COMMON STOCKS:                               54.0%
BASIC MATERIALS                               1.5%
    The Dow Chemical Company                                                                              102,600        3,411,450
    Rohm and Haas Company                                                                                 126,000        4,145,400
    Willamette Industries, Inc.                                                                            55,000        2,722,500
                                                                                                                        ----------
                                                                                                                        10,279,350
                                                                                                                        ----------

CAPITAL GOODS                                 5.2%
    Dover Corporation                                                                                     108,000        4,066,200
    Emerson Electric Co.                                                                                   62,700        3,793,350
    Honeywell International Inc.                                                                          103,000        3,603,970
    Illinois Tool Works, Inc.                                                                              58,000        3,671,400
    Minnesota Mining and Manufacturing Company                                                             37,000        4,221,700
    Pall Corporation                                                                                      226,000        5,317,780
    Tyco International Ltd (A)                                                                            102,000        5,559,000
    United Technologies Corporation                                                                        65,000        4,761,900
                                                                                                                        ----------
                                                                                                                        34,995,300
                                                                                                                       ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
COMMUNICATION SERVICES                        3.2%
    ALLTEL Corporation                                                                                     76,000       $4,655,760
    AT & T Corp.                                                                                          158,998        3,497,956
    Sprint Corporation                                                                                    134,000        2,862,240
    Verizon Communication                                                                                  91,012        4,869,142
    Vodafone Group PLC-SP ADR (A)                                                                         114,025        2,548,459
    WorldCom, Inc***                                                                                      200,000        2,840,000
    WorldCom, Inc  (MCI Group)                                                                              8,000          128,800
                                                                                                                        ----------
                                                                                                                        21,402,357
                                                                                                                        ----------

CONSUMER CYCLICAL                             4.7%
    IMS Health Incorporated                                                                               217,800        6,207,300
    Lowe's Companies, Inc.                                                                                 43,700        3,170,435
    PRIMEDIA Inc.***                                                                                      195,200        1,325,408
    Target Corporation                                                                                    332,000       11,487,200
    Tiffany & Co.                                                                                         173,900        6,298,658
    Wal-Mart Stores, Inc.                                                                                  59,200        2,888,960
                                                                                                                        ----------
                                                                                                                        31,377,961
                                                                                                                        ----------

CONSUMER STAPLES                              6.4%
    Cox Communications, Inc.***                                                                           147,200        6,520,960
    CVS Corporation                                                                                       159,852        6,170,287
    General Mills, Inc.                                                                                   118,700        5,196,686
    Kimberly-Clark Corporation                                                                            108,300        6,053,970
    McDonald's Corporation                                                                                239,900        6,491,694
    Safeway Inc.***                                                                                        77,300        3,710,400
    Sara Lee Corporation                                                                                  185,300        3,509,582
    The Walt Disney Company                                                                               180,300        5,208,867
                                                                                                                        ----------
                                                                                                                        42,862,446
                                                                                                                        ----------

ENERGY                                        3.7%
    BP PLC-ADR (A)                                                                                         64,746        3,227,588
    Exxon Mobil Corporation                                                                                49,100        4,288,885
    Kerr-McGee Corporation                                                                                 57,700        3,823,779
    Schlumberger Limited                                                                                   87,600        4,612,140
    Transocean Sedco Forex Inc.                                                                            26,062        1,075,057
    Unocal Corporation                                                                                    108,900        3,718,935
    USX-Marathon Group                                                                                    134,800        3,977,948
                                                                                                                        ----------
                                                                                                                        24,724,332
                                                                                                                        ----------

FINANCE                                      10.1%
    The Allstate Corporation                                                                              210,014        9,238,516
    Bank of America Corporation                                                                            94,698        5,684,721
    Bank One Corporation                                                                                  123,890        4,435,262
    Chubb Corporation                                                                                      51,000        3,948,930
    Citigroup Inc.                                                                                        234,005       12,364,824
    Countrywide Credit Industries, Inc.                                                                    97,100        4,454,948
    FleetBoston Financial Corporation                                                                      94,400        3,724,080
    Household International, Inc.                                                                          74,100        4,942,470
    MBIA, Inc.                                                                                             97,800        5,445,504
    Morgan Stanley Dean Witter and Co.                                                                    107,000        6,872,610
    Wells Fargo Company                                                                                   135,200        6,277,336
                                                                                                                        ----------
                                                                                                                        67,389,201
                                                                                                                        ----------

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net
                                            Assets                                                         Shares           Value
HEALTHCARE                                    6.8%
    American Home Products Corporation                                                                    115,000       $6,720,600
    Baxter International Inc.                                                                             140,200        6,869,800
    Bristol-Myers Squibb Company                                                                          178,200        9,319,860
    Genzyme Corporation***                                                                                 61,000        3,721,000
    GlaxoSmithkline plc - ADR (A)                                                                          46,150        2,593,630
    Johnson & Johnson                                                                                     153,428        7,671,400
    MedImmune, Inc. ***                                                                                    71,000        3,351,200
    Pharmacia Corporation                                                                                  67,028        3,079,937
    QLT Inc. (A)***                                                                                       120,500        2,359,390
                                                                                                                        ----------
                                                                                                                        45,686,817
                                                                                                                        ----------

TECHNOLOGY                                    9.5%
    3Com Corporation                                                                                      124,200          589,950
    ADC Telecommunications, Inc.***                                                                       336,000        2,217,600
    Agilent Technologies, Inc.***                                                                          66,603        2,164,597
    Applied Materials, Inc.***                                                                             38,500        1,890,350
    Computer Sciences Corporation***                                                                      119,600        4,138,160
    Conexant Systems, Inc.***                                                                             126,000        1,127,700
    EMC Corporation                                                                                       134,400        3,904,320
    Gateway, Inc.***                                                                                      241,500        3,972,675
    Hewlett-Packard Company                                                                               140,400        4,015,440
    International Business Machines Corporation                                                            87,700        9,910,100
    Keane, Inc.***                                                                                        289,700        6,373,400
    Koninklijke (Royal) Philips Electronics N.V. - ADR (A)                                                176,148        4,655,592
    Micron Technology, Inc.***                                                                            100,900        4,146,990
    Motorola, Inc.                                                                                        292,200        4,838,832
    Palm, Inc.                                                                                            224,514        1,362,800
    Texas Instruments Incorporated                                                                        159,100        5,011,650
    VERITAS Software Corporation***                                                                        47,064        3,131,168
                                                                                                                        ----------
                                                                                                                        63,451,324
                                                                                                                        ----------

TRANSPORTATION                                0.8%
    Delta Air Lines, Inc.                                                                                  44,400        1,957,152
    FedEx Corporation***                                                                                   79,400        3,191,880
                                                                                                                        ----------
                                                                                                                         5,149,032
                                                                                                                        ----------

UTILITIES                                     2.1%
    Duke Energy Company                                                                                   153,000        5,968,530
    El Paso Corporation                                                                                    60,000        3,152,400
    The Williams Companies, Inc.                                                                          141,000        4,645,950
                                                                                                                        ----------
                                                                                                                        13,766,880
                                                                                                                        ----------

       TOTAL COMMON STOCKS
       (COST: $297,006,796)                                                                                            361,085,000
                                                                                                                       -----------

       TOTAL INVESTMENTS, BALANCED FUND
       (COST: $600,279,563)**                                                                                         $667,969,338
                                                                                                                       ===========


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

    **At June 30, 2001, the cost of securities for federal income tax purposes was $600,279,563. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.............................  $95,949,800
     Gross unrealized depreciation.............................  (28,260,025)
                                                                 -----------
     Net unrealized appreciation...............................  $67,689,775
                                                                 ===========

                                  BALANCED FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


  ***This security is non-income producing.

****If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.


(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.4% of the total net assets.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $17,013,547 or 2.5% of total net assets.


ABS    Asset Backed Security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
IO     Interest Only
MTN    Medium Term Note
PLC    Pubic Limited Company

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  3.2%
    SSGA Prime Money Market Fund                                                    4.010%           33,869,001        $33,869,001
                                                                                                                        ----------

       TOTAL SHORT-TERM INVESTMENTS,
       (COST: $33,869,001)                                                                                              33,869,001
                                                                                                                        ----------

LONG-TERM INVESTMENTS:

COMMON STOCKS:                                98.4%

BASIC MATERIALS                                2.7%
    Dow Chemical Company                                                                               334,650          11,127,112
    E.I. duPont de Nemours & Company                                                                   371,000          17,897,040
                                                                                                                        ----------
                                                                                                                        29,024,152
                                                                                                                        ----------

CAPITAL GOODS                                  8.7%
    Emerson Electric Co.                                                                               438,000          26,499,000
    Honeywell International Inc.                                                                       615,000          21,518,850
    Minnesota Mining and Manufacturing Company                                                         194,000          22,135,400
    United Technologies Corporation                                                                    320,600          23,487,156
                                                                                                                        ----------
                                                                                                                        93,640,406
                                                                                                                        ----------

COMMUNICATION SERVICES                         7.0%
    ALLTEL Corporation                                                                                 277,000          16,969,020
    AT&T Corp.                                                                                         748,054          16,457,188
    SBC Communications Incorporated                                                                    265,000          10,615,900
    Sprint Corporation                                                                                 646,000          13,798,560
    Verizon Communication                                                                              311,035          16,640,373
                                                                                                                        ----------
                                                                                                                        74,481,041
                                                                                                                        ----------

CONSUMER CYCLICAL                              4.7%
    Target Corporation                                                                               1,027,200          35,541,120
    Wal-Mart Stores, Inc.                                                                              307,800          15,020,640
                                                                                                                        ----------
                                                                                                                        50,561,760
                                                                                                                        ----------

CONSUMER STAPLES                              13.2%
    General Mills, Inc.                                                                                483,900          21,185,142
    Kimberly-Clark Corporation                                                                         386,300          21,594,170
    McDonald's Corporation                                                                             782,500          21,174,450
    PepsiCo, Inc.                                                                                      280,200          12,384,840
    Sara Lee Corporation                                                                               928,000          17,576,320
    The Kroger Co.***                                                                                1,045,400          26,135,000
    The Walt Disney Company                                                                            749,800          21,661,722
                                                                                                                        ----------
                                                                                                                       141,711,644
                                                                                                                        ----------

ENERGY                                         7.1%
    BP PLC- ADR  (A)                                                                                   287,180          14,315,923
    Exxon Mobil Corporation                                                                            165,200          14,430,220
    Schlumberger Limited                                                                               308,600          16,247,790
    Texaco Inc.                                                                                        234,900          15,644,340
    Transocean Sedco Forex Inc.                                                                         99,546           4,106,272
    Unocal Corporation                                                                                 312,750          10,680,413
                                                                                                                        ----------
                                                                                                                        75,424,958
                                                                                                                        ----------

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
FINANCE                                       18.3%
    The Allstate Corporation                                                                           860,026         $37,832,544
    Bank of America Corporation                                                                        269,871          16,200,356
    Bank One Corporation                                                                               456,640          16,347,712
    Citigroup Inc.                                                                                     720,014          38,045,540
    First Union Corporation                                                                            246,800           8,623,192
    FleetBoston Financial Corporation                                                                  273,100          10,773,795
    Household International, Inc.                                                                      350,000          23,345,000
    Morgan Stanley Dean Witter and Co.                                                                 448,000          28,775,040
    Wachovia Corporation                                                                               216,700          15,418,205
                                                                                                                        ----------
                                                                                                                       195,361,384
                                                                                                                        ----------

HEALTHCARE                                    11.5%
    American Home Products Corporation                                                                 483,500          28,255,740
    Baxter International Inc.                                                                          625,200          30,634,800
    Bristol-Myers Squibb Company                                                                       624,500          32,661,350
    Glaxo SmithKline PLC - ADR  (A)                                                                    209,450          11,771,090
    Johnson & Johnson                                                                                  395,400          19,770,000
                                                                                                                        ----------
                                                                                                                       123,092,980
                                                                                                                        ----------

TECHNOLOGY                                    20.3%
    Agilent Technologies, Inc.***                                                                      190,398           6,187,935
    Applied Materials, Inc.***                                                                         125,400           6,157,140
    Automated Data Processing, Inc.                                                                    374,500          18,612,650
    Compaq Computer Corporation                                                                        753,100          11,665,519
    Computer Associates International, Inc.                                                            505,100          18,183,600
    Computer Sciences Corporation***                                                                   366,700          12,687,820
    EMC Corporation                                                                                    383,100          11,129,055
    Harris Corporation                                                                                 517,800          14,089,338
    Hewlett-Packard Company                                                                            544,800          15,581,280
    Intel Corporation                                                                                  451,100          13,194,675
    International Business Machines Corporation                                                        298,600          33,741,800
    Koninklijke (Royal) Philips Electronics N.V. - ADR  (A)                                            635,074          16,785,006
    Motorola, Inc.                                                                                     997,400          16,516,944
    Nortel Networks Corporation  (A)                                                                   664,600           6,041,214
    Texas Instruments Incorporated                                                                     530,500          16,710,750
                                                                                                                        ----------
                                                                                                                       217,284,726
                                                                                                                        ----------

TRANSPORTATION                                 1.0%
    Burlington Northern Santa Fe Corporation                                                           185,600           5,599,552
    Delta Air Lines, Inc.                                                                              123,600           5,448,288
                                                                                                                        ----------
                                                                                                                        11,047,840
                                                                                                                        ----------

UTILITIES                                      3.9%
    Duke Energy Corporation                                                                            628,000          24,498,280
    The Williams Companies, Inc.                                                                       510,000          16,804,500
                                                                                                                        ----------
                                                                                                                        41,302,780
                                                                                                                        ----------

       TOTAL COMMON STOCKS
       (COST: $914,792,408)                                                                                          1,052,933,670
                                                                                                                     -------------

       TOTAL INVESTMENTS, GROWTH AND INCOME
       FUND (COST: $948,661,409)**                                                                                  $1,086,802,671
                                                                                                                     =============

                          GROWTH AND INCOME STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $948,816,683. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................ $215,208,893
     Gross unrealized depreciation................................  (77,222,905)
                                                                    -----------
     Net unrealized appreciation.................................. $137,985,988
                                                                    ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.6% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                  4.0%
    SSGA Prime Money Market Fund                                                    4.010%           37,156,897        $37,156,897
                                                                                                                        ----------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $37,156,897)                                                                                              37,156,897
                                                                                                                        ----------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                                94.9%

BASIC MATERIALS                                2.9%
    Praxair, Inc.                                                                                      242,000          11,374,000
    Rohm and Haas Company                                                                              303,000           9,968,700
    Willamette Industries, Inc.                                                                        114,000           5,643,000
                                                                                                                        ----------
                                                                                                                        26,985,700
                                                                                                                        ----------

CAPITAL GOODS                                 10.4%
    Celestica, Inc.  (A)***                                                                             68,400           3,522,600
    Dover Corporation                                                                                  543,000          20,443,950
    Illinois Tool Works, Inc.                                                                          337,000          21,332,100
    Pall Corporation                                                                                   715,000          16,823,950
    SCI Systems, Inc.***                                                                               400,400          10,210,200
    Tyco International Ltd (A)                                                                         444,000          24,198,000
                                                                                                                        ----------
                                                                                                                        96,530,800
                                                                                                                        ----------

COMMUNICATION SERVICES                         5.8%
    AT&T Wireless Group***                                                                             474,000           7,749,900
    CenturyTel, Inc.                                                                                   391,000          11,847,300
    Qwest Communications International, Inc.                                                           286,000           9,114,820
    Sprint Corp. (PCS Group)***                                                                        351,000           8,476,650
    Vodafone Group PLC-SP ADR (A)                                                                      371,000           8,291,850
    Worldcom, Inc.***                                                                                  593,000           8,420,600
    Worldcom, Inc. (MCI Group)                                                                          23,720             381,892
                                                                                                                        ----------
                                                                                                                        54,283,012
                                                                                                                        ----------

CONSUMER CYCLICAL                              7.3%
    IMS Health Incorporated                                                                            660,900          18,835,650
    Lowe's Companies, Inc.                                                                             104,900           7,610,495
    PRIMEDIA Inc.***                                                                                   878,200           5,962,978
    The TJX Companies, Inc.                                                                            297,000           9,465,390
    Tiffany & Co.                                                                                      725,900          26,292,098
                                                                                                                        ----------
                                                                                                                        68,166,611
                                                                                                                        ----------

CONSUMER STAPLES                              11.5%
    AT&T Corp. - Liberty Media Corporation***                                                        1,335,400          23,356,146
    Brinker International, Inc.***                                                                     654,200          16,911,070
    Cox Communications, Inc.***                                                                        668,100          29,596,830
    CVS Corporation                                                                                    456,200          17,609,320
    Safeway Inc.***                                                                                    408,300          19,598,400
                                                                                                                        ----------
                                                                                                                       107,071,766
                                                                                                                        ----------

ENERGY                                         6.8%
    Grant Prideco, Inc.***                                                                             515,600           9,017,844
    Kerr-McGee Corporation                                                                             206,500          13,684,755
    Phillips Petroleum Company                                                                         145,300           8,282,100
    USX-Marathon Group                                                                                 426,400          12,583,064
    Weatherford International, Inc.                                                                    412,200          19,785,600
                                                                                                                        ----------
                                                                                                                        63,353,363
                                                                                                                        ----------

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
FINANCE                                       16.8%
    Ace Limited  (A)                                                                                   620,000         $24,235,800
    Chubb Corporation                                                                                  121,000           9,369,030
    Countrywide Credit Industries, Inc.                                                                455,000          20,875,400
    Freddie Mac                                                                                        416,000          29,120,000
    MBIA, Inc.                                                                                         298,500          16,620,480
    SunTrust Banks, Inc.                                                                               313,300          20,295,574
    U.S. Bancorp                                                                                       479,700          10,932,363
    Wells Fargo Company                                                                                340,800          15,823,344
    Zions Bancorp                                                                                      149,400           8,814,600
                                                                                                                        ----------
                                                                                                                       156,086,591
                                                                                                                        ----------

HEALTHCARE                                    10.7%
    Boston Scientific Corporation***                                                                 1,014,600          17,248,200
    Elan Corp PLC - ADR  (A)***                                                                        338,800          20,666,800
    Genzyme Corporation***                                                                             213,000          12,993,000
    HEALTHSOUTH Corporation***                                                                         634,000          10,124,980
    MedImmune, Inc.***                                                                                 217,100          10,247,120
    Pharmacia Corporation                                                                              478,916          22,006,190
    QLT Inc. (A)***                                                                                    320,900           6,283,222
                                                                                                                        ----------
                                                                                                                        99,569,512
                                                                                                                        ----------

TECHNOLOGY                                    18.3%
    3Com Corporation                                                                                   354,600           1,684,350
    ADC Telecommunications, Inc.***                                                                  1,120,100           7,392,660
    Autodesk, Inc.                                                                                     765,100          28,538,230
    Cadence Design Systems, Inc.***                                                                    908,400          16,923,492
    Conexant Systems Inc.***                                                                           437,798           3,918,292
    EMC Corporation                                                                                    325,700           9,461,585
    Gateway, Inc.***                                                                                   682,400          11,225,480
    Keane, Inc.***                                                                                     859,900          18,917,800
    KLA-Tencor Corporation***                                                                          130,500           7,630,335
    Micron Technology, Inc.***                                                                         271,500          11,158,650
    Palm, Inc.***                                                                                      756,945           4,594,656
    PeopleSoft, Inc.***                                                                                812,200          39,984,606
    VERITAS Software Corporation***                                                                    130,789           8,701,392
                                                                                                                        ----------
                                                                                                                       170,131,528
                                                                                                                        ----------

TRANSPORTATION                                 1.1%
    FedEx Corporation***                                                                               261,100          10,496,220
                                                                                                                        ----------

UTILITIES                                      3.3%
    El Paso Energy Corporation                                                                         345,200          18,136,808
    Mirant Corporation***                                                                              373,200          12,838,080
                                                                                                                        ----------
                                                                                                                        30,974,888
                                                                                                                        ----------

       TOTAL COMMON STOCKS
       (COST: $758,787,761)                                                                                            883,649,991
                                                                                                                       -----------

       TOTAL INVESTMENTS, CAPITAL APPRECIATION
       STOCK FUND (COST: $795,944,658)**                                                                              $920,806,888
                                                                                                                       ===========

                         CAPITAL APPRECIATION STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $795,944,658. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.............................. $189,498,972
     Gross unrealized depreciation..............................  (64,636,742)
                                                                  -----------
     Net unrealized appreciation................................ $124,862,230
                                                                  ===========

***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 9.4% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield              Shares              Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                  2.3%
    SSGA Prime Money Market Fund                                                    4.010%            2,037,006         $2,037,006
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $2,037,006)                                                                                                2,037,006
                                                                                                                         ---------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                                98.2%

BASIC MATERIALS                                4.8%
    Air Products & Chemicals, Inc.                                                                      19,200             878,400
    Bemis Company, Inc.                                                                                 20,200             811,434
    Caraustar Industries, Inc.                                                                          17,100             157,320
    Freeport-McMoRan Copper & Gold, Inc.***                                                             12,700             140,335
    Martin Marietta Materials, Inc.                                                                      4,000             197,960
    Sigma-Aldrich Corporation                                                                            9,600             370,752
    Stillwater Mining Company***                                                                         7,200             210,600
    Universal Corporation                                                                                7,900             313,314
    Westvaco Corporation                                                                                47,300           1,148,917
                                                                                                                         ---------
                                                                                                                         4,229,032
                                                                                                                         ---------

CAPITAL GOODS                                 10.6%
    Albany International Corporation***                                                                  7,300             137,970
    Astec Industries, Inc.***                                                                           12,300             212,175
    Avery Dennison Corporation                                                                          22,300           1,138,415
    Black Box Corporation***                                                                             5,500             370,480
    Carlisle Companies Incorporated                                                                      6,800             237,116
    CompX International Inc.                                                                             1,600              19,120
    Curtiss-Wright Corporation                                                                           4,800             257,760
    Danaher Corporation                                                                                 19,000           1,064,000
    Eaton Corporation                                                                                   20,000           1,402,000
    Graco Inc.                                                                                           8,450             278,850
    Granite Construction Incorporated                                                                    9,500             241,490
    Ingersoll-Rand Company                                                                              30,200           1,244,240
    Liqui-Box Corporation                                                                                4,300             167,571
    Molex Incorporated                                                                                   9,300             339,729
    Parker-Hannifin Corporation                                                                         28,600           1,213,784
    Teleflex Incorporated                                                                                4,100             180,400
    Trex Company, Inc.***                                                                               15,100             290,675
    Triumph Group, Inc.***                                                                               4,100             200,900
    United Stationers Inc.***                                                                           10,600             334,536
                                                                                                                         ---------
                                                                                                                         9,331,211
                                                                                                                         ---------

CONSUMER CYCLICAL                             10.1%
    Belo Corporation, Class A                                                                           66,100           1,245,324
    Ethan Allen Interiors Inc.                                                                          40,300           1,309,750
    Gentex Corporation***                                                                                7,300             203,451
    Guitar Center Inc***                                                                                15,900             335,967
    J. Jill Group, Inc.***                                                                               9,900             200,475
    Lancaster Colony Corporation                                                                        11,100             366,078
    Linens 'n Things, Inc.***                                                                           35,900             980,788
    Monoco Coach Corporation***                                                                          4,500             149,400
    O'Reilly Automotive, Inc.***                                                                        15,600             447,720
    RadioShack Corporation                                                                              33,500           1,021,750
    Ross Stores, Inc.                                                                                   33,100             792,745
    Simpson Manufacturing  Co., Inc.***                                                                  4,800             290,400
    Toys 'R' Us, Inc.***                                                                                27,200             673,200
    Tractor Supply Company***                                                                           20,800             332,592
    Wallace Computer Services, Inc.                                                                      8,300             137,282
    Wilson, The Leather Experts Inc.***                                                                 17,250             319,988
                                                                                                                         ---------
                                                                                                                         8,806,910
                                                                                                                         ---------

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
CONSUMER STAPLES                              11.1%
    Adelphia Communications Corporation***                                                              22,400         $   918,400
    Applebee's International, Inc.                                                                       7,650             244,800
    Charter Communications, Inc.***                                                                     64,100           1,496,735
    Hain Celestial Group, Inc.***                                                                       64,900           1,427,800
    IHOP Corp***                                                                                        10,400             279,240
    Manpower Inc.                                                                                       63,000           1,883,700
    McCormick & Company, Incorporated                                                                   37,100           1,558,942
    Outback Steakhouse, Inc.***                                                                         48,700           1,402,560
    Riviana Foods Inc.                                                                                  12,400             225,060
    SUPERVALU Inc.                                                                                      15,000             263,250
                                                                                                                         ---------
                                                                                                                         9,700,487
                                                                                                                         ---------

ENERGY                                         4.3%
    BJ Services Company***                                                                              26,900             763,422
    ENSCO International Incorporated                                                                    35,400             828,360
    Patina Oil & Gas Corporation                                                                         9,400             249,100
    Petroleum Geo-Services ASA, ADR (A)***                                                              74,900             757,239
    Smith International, Inc***                                                                         16,100             964,390
    St. Mary Land & Exploration Company                                                                  9,500             221,920
                                                                                                                         ---------
                                                                                                                         3,784,431
                                                                                                                         ---------

FINANCE                                       19.5%
    AMB Property Corporation - REIT                                                                     10,000             257,600
    Ambac Financial Group, Inc.                                                                         33,700           1,961,340
    American Capital Strategies, Ltd.                                                                    6,300             176,778
    American Financial Holdings, Inc.                                                                   11,100             261,960
    Annaly Mortgage Management, Inc.                                                                    13,900             190,569
    Annuity and Life Re Holdings, Inc. (A)                                                              11,100             396,825
    Anthracite Capital, Inc.                                                                            16,600             183,430
    Arden Realty, Inc. - REIT                                                                            6,600             176,220
    Associated Banc-Corp.                                                                               31,240           1,124,328
    Bank of Bermuda (A)                                                                                  9,500             498,750
    Bear Stearns Companies Inc.                                                                         35,100           2,069,847
    Cabot Industrial Trust - REIT                                                                       12,500             262,500
    CNA Financial Corporation***                                                                        20,200             796,890
    First Tennessee National Corporation                                                                34,500           1,197,495
    Great Lakes - REIT                                                                                  14,400             262,224
    Hibernia Corporation                                                                                30,100             535,780
    Liberty Property Trust - REIT                                                                        8,700             257,520
    Marshall & Ilsley Corporation                                                                       20,100           1,083,390
    MGIC Investment Corporation                                                                         26,400           1,917,696
    Mid-Atlantic Realty Trust - REIT                                                                    19,800             247,500
    Pacific Century Financial Corporation                                                               16,500             425,535
    RAIT Investment Trust                                                                               12,600             206,640
    Reckson Associates Realty Corporation - REIT                                                        11,000             253,000
    Reinsurance Group of America, Incorporated                                                           6,200             234,980
    Sky Financial Group, Inc.                                                                           13,600             257,448
    Sun Communities, Inc. - REIT                                                                         7,100             250,985
    TCF Financial Corporation                                                                           28,700           1,329,097
    Texas Regional Bankshares, Inc.                                                                      6,380             257,050
                                                                                                                         ---------
                                                                                                                        17,073,377
                                                                                                                         ---------

HEALTHCARE                                    11.9%
    Apogent Technologies, Inc.***                                                                       42,400           1,043,040
    Biogen, Inc.***                                                                                     12,600             684,936
    Celgene Corporation***                                                                              38,400           1,107,840
    Chiron Corporation***                                                                               14,800             754,800
    CorVel Corporation***                                                                                4,000             149,000
    DENTSPLY International Inc.                                                                          5,200             230,620
    ICN Pharmaceuticals, Inc.                                                                           51,400           1,630,408
    IDEXX Laboratories, Inc.***                                                                         50,800           1,587,500
    MAXIMUS, Inc.***                                                                                    12,300             493,107
    Ocular Sciences, Inc.***                                                                            10,600             269,240

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
HEALTHCARE (Continued)
    Omnicare, Inc.                                                                                      76,900          $1,553,380
    Varian Medical Systems, Inc.***                                                                     11,100             793,650
    Young Innovations, Inc.***                                                                           2,600              58,240
                                                                                                                         ---------
                                                                                                                        10,355,761
                                                                                                                         ---------

TECHNOLOGY                                    16.6%
    Affiliated Computer Services, Inc.***                                                               10,800             776,628
    Andrew Corporation***                                                                               57,100           1,053,495
    ANSYS, Inc.***                                                                                      41,500             776,880
    Arrow Electronics, Inc.***                                                                          31,700             769,993
    Atmel Corporation***                                                                                76,900           1,037,381
    ATMI, Inc.***                                                                                       38,800           1,164,000
    Axcelis Technologies, Inc.***                                                                       36,085             534,058
    Cable Design Technologies Corporation***                                                            25,450             411,272
    Concord EFS, Inc.***                                                                                18,100             941,381
    Electronics Boutique Holdings Corp.***                                                               4,400             139,700
    Handspring, Inc.***                                                                                 30,200             232,540
    Investment Technology Group, Inc.***                                                                 5,300             266,537
    LSI Logic Corporation***                                                                            48,300             908,040
    Maxtor Corporation***                                                                               27,708             145,467
    McDATA Corporation***                                                                               13,900             303,576
    Micros Systems, Inc.***                                                                              8,300             182,600
    Quantum Corporation (DSSG)***                                                                       38,000             383,420
    Storage Technology Corporation***                                                                   34,800             478,848
    StorageNetworks, Inc.***                                                                            25,500             433,245
    SunGard Data Systems Inc.***                                                                        33,200             996,332
    Synopsys, Inc.***                                                                                   15,400             745,206
    Teradyne, Inc.***                                                                                   24,100             797,710
    Varian Semiconductor Equipment Associates, Inc.***                                                  23,500             987,000
                                                                                                                         ---------
                                                                                                                        14,465,309
                                                                                                                         ---------

TRANSPORTATION                                 0.6%
    Airborne Freight Corporation                                                                         6,500              75,335
    USFreightways Corporation                                                                            8,900             262,550
    Werner Enterprises, Inc.                                                                             5,800             140,650
                                                                                                                         ---------
                                                                                                                           478,535
                                                                                                                         ---------

UTILITIES                                      8.7%
    Cleco Corporation                                                                                   50,200           1,142,050
    Constellation Energy Group                                                                          25,500           1,086,300
    PPL Corporation                                                                                     20,500           1,127,500
    Progress Energy Inc.                                                                                27,805           1,249,000
    Progress Energy Inc  CVO***                                                                         12,000               5,880
    UtiliCorp United Inc.                                                                               35,000           1,069,250
    Wisconsin Energy Corporation                                                                        50,900           1,209,893
    MDU Resources Group, Inc.                                                                            4,100             129,724
    Peoples Energy Corporation                                                                           4,200             168,840
    Questar Corporation                                                                                  8,000             198,080
    WGL Holdings Inc.                                                                                    8,800             238,568
                                                                                                                         ---------
                                                                                                                         7,625,085
                                                                                                                         ---------

       TOTAL COMMON STOCKS
       (COST: $73,860,161)                                                                                              85,850,138
                                                                                                                        ----------

       TOTAL INVESTMENTS, MID-CAP
       STOCK FUND (COST: $75,897,167)**                                                                                $87,887,144
                                                                                                                        ==========

                               MID-CAP STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $75,897,050. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................  $14,023,702
     Gross unrealized depreciation................................   (2,033,608)
                                                                     ----------
     Net unrealized appreciation..................................  $11,990,094
                                                                     ==========
***This security is non-income producing.

(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 1.9% of the total net assets.

ADR  American Depository Receipt
PLC  Public Limited Company
REIT Real Estate Investment Trust

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                             % Net                                Annualized
                                            Assets                                   Yield               Shares             Value

SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                11.9%
    SSGA Prime Money Market Fund                                                    4.010%             1,401,413        $1,401,413
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,401,413)                                                                                                1,401,413
                                                                                                                         ---------


LONG-TERM INVESTMENTS:
COMMON STOCKS:                               95.7%
BASIC MATERIALS                               0.3%
    Air Products & Chemicals, Inc.                                                                           252            11,530
    Engelhard Corp.                                                                                          296             7,634
    Praxair, Inc.                                                                                            217            10,199
    Vulcan Materials Co.                                                                                      80             4,300
    Weyerhaeuser Co.                                                                                         120             6,596
                                                                                                                         ---------
                                                                                                                            40,259
                                                                                                                         ---------

CAPITAL GOODS                                 7.2%
    American Standard Cos., Inc.***                                                                          201            12,080
    Capstone Turbine Corp.***                                                                                140             3,093
    Celestica, Inc. (A)***                                                                                   720            37,080
    Flowserve Corp.***                                                                                        50             1,537
    Fluor Corp.                                                                                              257            11,603
    General Dynamics Corp                                                                                    211            16,418
    General Electric Co.                                                                                     700            34,125
    Global Power Equipment Group, Inc.***                                                                    220             6,446
    Goodrich Corp.                                                                                           180             6,836
    Harley-Davidson, Inc.                                                                                   2460           115,817
    Intersil Corp.***                                                                                        725            26,390
    Jacobs Engineering Group, Inc.***                                                                        217            14,155
    Mattson Technology***                                                                                    150             2,622
    Minnesota Mining and Manufacturing Company                                                                47             5,363
    Nanometrics, Inc.***                                                                                     100             2,749
    Northrup Grumman Corp.                                                                                    76             6,088
    Pentair, Inc.                                                                                             90             3,042
    Rudolph Technologies, Inc.***                                                                             85             3,995
    SCI Systems, Inc.***                                                                                     720            18,360
    Spherion Corp.***                                                                                        750             6,712
    SPX Corp.***                                                                                             165            20,655
    Stanley Works                                                                                            298            12,480
    Textron, Inc.                                                                                             85             4,678
    Tyco International, Ltd. (A)                                                                            7202           392,509
    United Technologies Corp.                                                                               1115            81,685
                                                                                                                         ---------
                                                                                                                           846,518
                                                                                                                         ---------

COMMUNICATION SERVICES                        1.7%
    Comcast Corp.***                                                                                         599            25,997
    Exodus Communications, Inc.***                                                                          2130             4,388
    Radio One, Inc.***                                                                                       370             8,510
    Sprint Corp.                                                                                             290             6,194
    Sprint Corp. (PCS Group)***                                                                             5276           127,415
    Vodafone Group, PLC, ADR (A)                                                                            1016            22,708
    Williams Communications Group, Inc.***                                                                     1                 3
                                                                                                                         ---------
                                                                                                                           195,215
                                                                                                                         ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                       Shares            Value
CONSUMER CYCLICAL                             5.4%
    Abercrombie & Fitch Co., Class A***                                                                      432            19,224
    Activision, Inc.***                                                                                      285            11,186
    American Eagle Outfitters, Inc.***                                                                       362            12,757
    Barnes & Noble, Inc.***                                                                                  410            16,133
    Bed Bath & Beyond, Inc.***                                                                               677            21,122
    BJ's Wholesale Club, Inc.***                                                                             270            14,380
    CEC Entertainment, Inc.***                                                                                85             4,195
    Columbia Sportswear Co.***                                                                               205            10,453
    Costco Wholesale Corp.***                                                                               1154            47,406
    Dollar General Corp.                                                                                     350             6,825
    eBay, Inc.***                                                                                            235            16,095
    Electronics Boutique Holdings Corp.***                                                                    50             1,587
    Galayan's Trading Company, Inc.***                                                                       110             2,244
    Gemstar-TV Guide International, Inc.***                                                                  960            40,896
    Gtech Holdings Corp.***                                                                                  190             6,747
    Harrah's Entertainment, Inc.***                                                                          471            16,626
    Home Depot, Inc.                                                                                         557            25,928
    IMS Health, Inc.                                                                                        2495            71,108
    International Game Technology***                                                                         340            21,335
    Jones Apparel Group, Inc.***                                                                             219             9,461
    Lamar Advertising Co.***                                                                                  60             2,640
    Lowe's Cos., Inc.                                                                                       1259            91,340
    Mattel, Inc.                                                                                             204             3,860
    McGraw Hill Cos., Inc.                                                                                   170            11,246
    NBTY, Inc.***                                                                                            400             4,976
    Rent-A-Center, Inc.***                                                                                    30             1,578
    Robert Half International, Inc.***                                                                       630            15,681
    Starwood Hotels & Resorts Worldwide, Class B                                                             219             8,164
    Take Two Interactive Software***                                                                         565            10,481
    Target Corp.                                                                                             281             9,723
    Tricon Global Restaurants, Inc.***                                                                       302            13,258
    USA Networks, Inc.***                                                                                   2045            57,260
    Wal-Mart Stores, Inc.                                                                                    193             9,418
    Williams Sonoma, Inc.***                                                                                 318            12,345
    WMS Industries, Inc.***                                                                                  245             7,882
                                                                                                                         ---------
                                                                                                                           635,560
                                                                                                                         ---------

CONSUMER SERVICES                             0.2%
    Allied Waste Industries, Inc.***                                                                         190             3,549
    Apollo Group, Inc.***                                                                                    135             5,731
    Corinthian Colleges, Inc.***                                                                             115             5,413
    Education Management Corp.***                                                                            100             4,080
    ITT Educational Services, Inc.***                                                                        155             6,975
                                                                                                                         ---------
                                                                                                                            25,748
                                                                                                                         ---------

CONSUMER STAPLES                              4.4%
    Applebee's International, Inc.                                                                           710            22,720
    Charter Communications, Inc., Class A***                                                                4600           107,410
    Constellation Brands, Inc., Class A***                                                                   235             9,635
    CVS Corporation                                                                                         2435            93,991
    Fosters Brewing Group, Ltd (F)                                                                          1904             5,322
    General Motors Corp., Class H***                                                                         990            20,047
    Gillette Co.                                                                                             500            14,495
    Kroger Co.***                                                                                           3122            78,050
    Philip Morris Cos.,Inc.                                                                                  283            14,362
    Reed International PLC (F)***                                                                            746             6,619
    Safeway, Inc.***                                                                                        2674           128,352
    Smithfield Foods, Inc.***                                                                                 95             3,828
    SYSCO Corp.                                                                                              312             8,471
                                                                                                                         ---------
                                                                                                                           513,302
                                                                                                                         ---------

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                       Shares            Value
ENERGY                                        2.9%
    Baker Hughes, Inc.                                                                                      1058           $35,443
    Devon Energy Corp.                                                                                        73             3,833
    Global Marine, Inc.***                                                                                  2415            44,991
    Grant Prideco, Inc.***                                                                                  2300            40,227
    Noble Drilling Corp.***                                                                                  830            27,183
    Santa Fe International Corp.                                                                            1870            54,230
    Total Fina Elf S.A. (F)                                                                                  120            16,820
    Transocean Sedco Forex Inc.                                                                             1188            49,005
    Weatherford International, Inc.                                                                         1520            72,960
                                                                                                                         ---------
                                                                                                                           344,692
                                                                                                                         ---------

FINANCE                                       3.3%
    Bank of America Corp.                                                                                   590             35,418
    Citigroup Inc.                                                                                        1,909            100,872
    Federal Home Loan Mortgage Corp.                                                                        2095           146,650
    Federal National Mortgage Association                                                                    29              2,469
    FleetBoston Financial Corp.                                                                             552             21,776
    Household International, Inc.                                                                            485            32,350
    J.P. Morgan Chase & Co.                                                                                  530            23,638
    Morgan Stanley Dean Witter & Co.                                                                         275            17,663
    Southtrust Corp.                                                                                         192             4,992
                                                                                                                         ---------
                                                                                                                           385,828
                                                                                                                         ---------

FINANCIAL SERVICES                            7.1%
    AFLAC, Inc.                                                                                             1892            59,579
    The Allstate Corp.                                                                                       164             7,214
    American International Group, Inc.                                                                      1565           134,590
    BISYS Group, Inc.***                                                                                    1480            87,320
    Capital One Financial Corp.                                                                              270            16,200
    Fiserv, Inc.***                                                                                         1350            86,373
    Goldman Sachs Group, Inc.                                                                                690            59,202
    Lehman Brothers Holdings, Inc.                                                                           685            53,259
    Merril Lynch & Co., Inc.                                                                                 839            49,711
    MetLife, Inc.                                                                                            480            14,870
    MGIC Investment Corp.                                                                                    210            15,255
    Providian Finacial Corp.                                                                                 315            18,648
    St. Paul Cos., Inc.                                                                                     2180           110,504
    State Street Corp.                                                                                      1530            75,720
    UnumProvident Corp.                                                                                     1010            32,441
    Willis Group Holdings, Ltd.***                                                                           960            17,040
                                                                                                                         ---------
                                                                                                                           837,926
                                                                                                                         ---------

HEALTHCARE                                   14.4%
    Abbott Laboratories                                                                                      860            41,289
    Abgenix, Inc.***                                                                                         210             9,450
    AdvancePCS***                                                                                            135             8,647
    Allergan, Inc.                                                                                           490            41,895
    American Home Products Corporation                                                                    2,270            132,659
    Amerisource Health Corp.***                                                                              230            12,719
    Andrx Group***                                                                                           673            51,821
    Applera Corp-Applied Biosystem Group                                                                    3525            94,294
    AstraZeneca PLC (F)                                                                                      100             4,666
    Biovail Corp. (A)***                                                                                    1333            57,985
    Bristol-Meyers Squibb Company                                                                            920            48,116
    Cardinal Health, Inc.                                                                                    615            42,435
    Celgene Corp.***                                                                                         100             2,885
    CIGNA Corp.                                                                                              845            80,968
    Covance, Inc.***                                                                                         570            12,910
    Express Scripts, Inc., Class A***                                                                       1120            61,634
    Forest Laboratories, Inc.***                                                                             335            23,785
    Genentech, Inc.***                                                                                      1395            76,865
    Genzyme Corp.***                                                                                        1200            73,200
    Gilead Sciences, Inc.***                                                                                 265            15,420

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                       Shares            Value
HEALTHCARE (Continued)
    Guidant Corp.***                                                                                        2410           $86,760
    IDEC Pharmaceuticals Corp.***                                                                            460            31,137
    ImClone Systems, Inc.***                                                                                 340            17,952
    Inhale Therapeutic Systems ,Inc.***                                                                      120             2,760
    Laboratory Corporation of America Holdings***                                                            435            33,452
    Elan PLC, ADR (A)***                                                                                     275            16,775
    Eli Lilly & Co.                                                                                          710            52,540
    McKesson HBOC, Inc.                                                                                      200             7,424
    MedImmune, Inc.***                                                                                       170             8,024
    Millennium Pharmaceuticals, Inc.***                                                                      380            13,520
    Myriad Genetics, Inc.***                                                                                 100             6,332
    Novartis AG (F)                                                                                         4540           164,390
    Noven Pharmaceuticals, Inc.***                                                                           150             5,918
    Pfizer, Inc.                                                                                             934            37,407
    Pharmacia Corp.                                                                                         1740            79,953
    Quest Dianostics, Inc.***                                                                                735            55,015
    Sanofi Synthelabo (F)                                                                                   1090            71,588
    Schering-Plough Crop.                                                                                    810            29,354
    Serono S.A., ADR (A)***                                                                                  516            12,874
    Specialty Laboratories, Inc.***                                                                          100             3,785
    Techne Corp.***                                                                                          120             3,900
    Tenet Healthcare Corp.                                                                                   348            17,953
    Teva Pharmaceutical Industries, Ltd., ADR (A)                                                            330            20,559
    Watson Pharmaceuticals, Inc.***                                                                          241            14,855
                                                                                                                         ---------
                                                                                                                         1,687,870
                                                                                                                         ---------

TECHNOLOGY                                   34.4%
    Adobe Systems, Inc.                                                                                     1320            62,040
    Advanced Fibre Communications, Inc.***                                                                   845            17,745
    Advanced Micro Devices, Inc.***                                                                         2547            73,557
    Affiliated Computer Services, Inc., Class A***                                                          1130            81,258
    Akamai Technologies, Inc.***                                                                            1280            11,744
    Alpha Industries, Inc.***                                                                                110             3,250
    Altera Corp.***                                                                                          920            26,680
    Analog Devices, Inc.***                                                                                 2620           113,315
    Applied Materials, Inc.***                                                                               274            13,453
    Applied Micro Circuits Corp.***                                                                          380             6,536
    Art Technology Group, Inc.***                                                                           1050             6,090
    ASM International N.V. (A)***                                                                            465             9,230
    Atmel Corp.***                                                                                          4110            55,444
    Automatic Data Processing, Inc.                                                                         1750            86,975
    BEA Systems, Inc.***                                                                                    1360            41,766
    BMC Software, Inc.***                                                                                    990            22,315
    Broadcom Corp., Class A***                                                                               430            18,387
    Brocade Communications Systems, Inc.***                                                                  140             6,159
    Brooks Automation, Inc.***                                                                               277            12,770
    Cabletron Systems, Inc.***                                                                              4200            95,970
    Cacheflow, Inc.***                                                                                       500             2,465
    Cadence Design Systems, Inc.                                                                            4240            78,991
    Checkfree Corp.***                                                                                        40             1,403
    Check Point Software Technologies***                                                                    3092           156,362
    Cintas Corp.                                                                                             340            15,725
    Cirrus Logic, Inc.***                                                                                   1490            34,315
    Cisco Systems, Inc.***                                                                                  4740            86,268
    Citrix Systems, Inc.***                                                                                  990            34,551
    CNET Networks, Inc.***                                                                                   730             9,490
    Compaq Computer Corp.                                                                                   1498            23,204
    Computer Sciences Corp.***                                                                               750            25,950
    Concord EFS, Inc.***                                                                                    1680            87,377
    Cypress Semiconductor Corp.***                                                                           470            11,209
    Dell Computer Corp.***                                                                                  2184            57,112
    Digix, Inc., Class A***                                                                                  600             7,800
    DST Systems, Inc.***                                                                                    1310            69,037
    EMC Corp.                                                                                               4460           129,563

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                       Shares            Value
TECHNOLOGY (Continued)
    E. piphany, Inc.***                                                                                      530        $    5,385
    Electronic Arts, Inc.***                                                                                 215            12,449
    Electronic Data Systems Corp.                                                                            160            10,000
    Electronics For Imaging, Inc.***                                                                         168             4,956
    Emulex Corp.***                                                                                          790            31,916
    Extreme Networks, Inc.***                                                                               1342            39,589
    Fairchild Semiconductor International, Inc.***                                                           345             7,935
    First Data Corp.                                                                                        1480            95,090
    Flextronics International, Ltd. (A)***                                                                  1733            45,249
    Fox Entertainment Group, Inc., Class A***                                                               2170            60,543
    i2 Technologies, Inc.***                                                                                1020            20,196
    Informatica Corp.***                                                                                     780            13,541
    Inktomi Corp.***                                                                                         280             2,685
    Integrated Device Technology, Inc.***                                                                    180             5,704
    Intel Corp.                                                                                              652            19,071
    Intergraph Corp.***                                                                                      220             3,388
    International Business Machines Corp.                                                                    460            51,980
    Internet Security Systems, Inc.***                                                                       450            21,852
    Interwoven, Inc.***                                                                                      450             7,605
    JDS Uniphase Corp.***                                                                                    500             6,250
    Juniper Networks, Inc.***                                                                                570            17,727
    KLA-Tencor Corp.***                                                                                      190            11,109
    Lam Research Corp.***                                                                                   1228            36,410
    Legato Systems, Inc.***                                                                                  500             7,975
    Lexmark International, Inc.***                                                                          1665           111,971
    Linear Technology Corp.                                                                                  350            15,477
    LSI Logic Corp.***                                                                                      1362            25,606
    LTX Corp.***                                                                                             598            15,285
    Manugistics Group, Inc.***                                                                               340             8,534
    Marvell Technology Group, Ltd.***                                                                        260             6,994
    McDATA Corp., Class A***                                                                                 660            11,583
    Mercury Interactive Corp.***                                                                             460            27,554
    MetaSolv, Inc.***                                                                                        430             3,410
    Metromedia Fiber Network, Inc., Class A***                                                               800             1,632
    Micron Technology, Inc.***                                                                              1768            72,665
    Microsoft Corp.***                                                                                      3600           262,800
    Mitel Corp. (A)***                                                                                       260             2,649
    Motorola, Inc.                                                                                           700            11,329
    Netegrity, Inc.***                                                                                       620            18,600
    NetIQ Corp.***                                                                                           520            16,271
    Network Appliance, Inc.***                                                                               850            11,645
    Nortel Networks Corp. (A)                                                                               1140            10,363
    Novellus Systems, Inc.***                                                                                467            26,521
    ONI Systems Corp.***                                                                                     100             2,790
    Oracle Corp.***                                                                                         8465           160,835
    Palm, Inc.***                                                                                            820             4,977
    PeopleSoft, Inc.***                                                                                     1295            63,753
    Peregrine Systems, Inc.***                                                                              1050            30,450
    PMC-Sierra, Inc.***                                                                                       80             2,486
    Portal Software, Inc.***                                                                                1070             4,419
    Rational Software Corp.***                                                                              3340            93,687
    RF Micro Devices, Inc.***                                                                                300             8,091
    SanDisk Corp.***                                                                                         700            19,523
    Sanmina Corp.***                                                                                         750            17,557
    SAP AG (F)                                                                                                70             9,723
    SAP Aktiengesellschaft ADR (A)                                                                           370            12,983
    Siebel Systems, Inc.***                                                                                 1235            57,921
    Sun Microsystems, Inc.***                                                                               5320            83,630
    SunGard Data Systems, Inc.***                                                                           2120            63,621
    Synopsys, Inc.***                                                                                        241            11,662
    Taiwan Semiconductor Manufacturing Co., Ltd. ADR (A)                                                     322             4,891
    THQ, Inc.***                                                                                             260            15,504
    Tekelec, Inc.***                                                                                        1560            42,276
    Tektronix, Inc.                                                                                         1510            40,997
    Teradyne, Inc.***                                                                                        355            11,751

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                       Shares            Value
TECHNOLOGY (Continued)
    Texas Instruments Incorporated                                                                           610           $19,215
    TIBCO Software, Inc.***                                                                                  200             2,554
    TranSwitch Corp.***                                                                                      570             6,270
    TyCom Ltd.***                                                                                           2220            38,184
    Univision Communications, Inc., Class A***                                                              1690            72,298
    VeriSign, Inc.***                                                                                       1545            92,715
    VERITAS Software Corp.***                                                                               2775           184,621
    Vitesse Semiconductor Corp.***                                                                           140             2,946
    webMethods, Inc.***                                                                                      310             6,566
    Xilinx, Inc.***                                                                                         1522            62,767
                                                                                                                         ---------
                                                                                                                         4,046,663
                                                                                                                         ---------

TELECOMMUNICATIONS                           12.1%
    Allegiance Telecom, Inc.***                                                                             1990            29,830
    American Tower Corp., Class A***                                                                        2710            56,016
    AOL Time Warner, Inc.***                                                                                1410            74,730
    China Mobile (Hong Kong), Ltd., (F)***                                                                  3000            15,808
    China Unicom Ltd.,ADR (A)***                                                                             330             5,841
    CIENA Corp.***                                                                                          1260            47,880
    Clear Channel Communications***                                                                         3020           189,354
    Comverse Technology, Inc.***                                                                            2305           131,615
    EchoStar Communications Corp., Class A***                                                               3880           125,790
    Entercom Communications Corp.***                                                                         930            49,857
    Global Crossing Ltd.***                                                                                 1270            10,973
    McLeodUSA, Inc.***                                                                                       980             4,498
    Nextel Partners, Inc., Class A***                                                                       1940            30,109
    Nokia Oyj, ADR (A)                                                                                      4675           103,037
    NTL, Inc.***                                                                                             910            10,965
    Pegasus Communications Corp., Class A***                                                                 110             2,475
    Qlogic Corp.***                                                                                         2035           131,156
    QUALCOMM, Inc.***                                                                                       1270            74,270
    Qwest Communications International, Inc.***                                                             2163            68,935
    SBA Communications Corp.***                                                                              320             7,920
    TeleCorp PCS, Inc., Class A***                                                                           330             6,392
    Time Warner Telecom, Inc., Class A***                                                                    620            20,782
    Triton PCS Holdings, Inc., Class A***                                                                    140             5,740
    Viacom, Inc., Class B***                                                                                3920           202,860
    Westwood One, Inc.***                                                                                    485            17,872
    Winstar Communications, Inc.***                                                                          740                37
                                                                                                                         ---------
                                                                                                                         1,424,742
                                                                                                                         ---------

TRANSPORTATION                                0.1%
    Canadian National Railway Co. (A)                                                                        156             6,318
    CSX Corp.                                                                                                118             4,276
                                                                                                                         ---------
                                                                                                                            10,594
                                                                                                                         ---------

UTILITIES                                     2.2%
    AES Corp.***                                                                                            1037            44,643
    Calpine Corp.***                                                                                        1140            43,092
    Dynegy, Inc. Class A                                                                                    2025            94,162
    El Paso Energy Corp.                                                                                    1559            81,910
                                                                                                                         ---------
                                                                                                                           263,807
                                                                                                                         ---------

       TOTAL COMMON STOCKS
       (COST: $11,041,665)                                                                                              11,258,724
                                                                                                                        ----------

       TOTAL INVESTMENTS, EMERGING
       GROWTH FUND (COST: $12,443,078)**                                                                               $12,660,137
                                                                                                                        ==========

                              EMERGING GROWTH FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $12,596,933. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation..............................     $765,225
     Gross unrealized depreciation..............................     (702,021)
                                                                    ---------
     Net unrealized appreciation................................      $63,204
                                                                    =========

***This security is non-income producing.


(A) Securities issued by foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 6.5% of the total net assets.

(F) Securities issued by foreign entities are denominated in their local currency. Shown here is the USD, converted at period end exchange rates. The aggregate value of these securities is 2.5% of total net assets.


ADR  American Depository Receipt
PLC  Public Limited Company


See accompanying notes to financial statements.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               Settlement            Local               Face                                Appreciation/
Currency                          Date              Amount              Amount               Value          (Depreciation)
--------                          ----              ------              ------               -----          --------------

Australian Dollar (Buy)        06/13/2001       $    5,425             $2,765              $2,761                 (4)

Australian Dollar (Buy)        09/17/2001            8,000              4,200               4,071               (129)

Australian Dollar (Sell)       09/17/2001           18,479              9,572               9,403                 169

Japanese Yen (Buy)             09/17/2001          817,224              6,662               6,608                (54)

Japanese Yen (Sell)            09/17/2001          817,224              6,867               6,608                 259
                                                                                                               ------
                                                                                                                 $241
                                                                                                               ======

                                HIGH INCOME FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                       % Net Annualized
                                            Assets                        Yield                           Shares            Value

SHORT-TERM INVESTMENTS:

REGISTERED INVESTMENT COMPANY                14.2%
    SSGA Prime Money Market Fund                                          4.010%                         1,944,056      $1,944,056
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $1,944,056)                                                                                                1,944,056
                                                                                                                         ---------

                                                      Quality Rating     Coupon         Maturity            Par
LONG-TERM INVESTMENTS:                                 (Unaudited)*       Rate            Date            Amount
COMMERCIAL MORTGAGE BACKED                    0.5%
    Commercial Mortgage Acceptance Corporation, 144A (C)  NA/BB+          5.440%        5/15/13        $100,000.00          67,754
                                                                                                                         ---------
       TOTAL COMMERCIAL MORTGAGE BACKED
       (COST: $68,255)                                                                                                      67,754
                                                                                                                         ---------
CORPORATE BONDS:                             82.9%
BASIC MATERIALS                               3.3%
    Applied Extrusion Technologies, Inc.,
     144A Senior Note (C)                                 B2/B           10.750         7/1/11          20,000.00          20,200
    Buckeye Technologies, Inc.                            BA3/BB-         8.000         10/15/10        50,000.00          47,500
    Dresser, Inc., 144A Senior Note (C)                   B2/B            9.375         4/15/11        100,000.00         101,250
    FiberMark, Inc., 144A Senior Note (C)                 B1/BB-         10.750         4/15/11         60,000.00          60,300
    Huntsman ICI Chemicals LLC Senior Subordinated Note   B2/B           10.125         7/1/09         100,000.00          98,500
    Meritage Corp., 144A Senior Note (C)                  B1/B            9.750         6/1/11          25,000.00          24,875
    Sovereign Specialty Chemicals, Inc. Senior
     Subordinated Note                                    B3/B-          11.875         3/15/10         50,000.00          45,000
    U.S. Timberlands Klam/Fin, Senior Note                B2/B+           9.625         11/15/07        60,000.00          48,000
                                                                                                                         ---------
                                                                                                                          445,625
                                                                                                                         ---------
BUILDING AND CONTRUCTION                      3.5%
    American Standard, Inc., Senior Note                  BA2/BB+         7.125         2/15/03         20,000.00          19,850
    American Standard, Inc., Senior Note                  BA2/BB+         7.375         2/1/08         105,000.00         103,688
    Atrium Cos., Inc. Series B Senior Subordinated Note   B3/B-          10.500         5/1/09          50,000.00          45,000
    D R Horton, Inc., Senior Subordinated Note            BA3/B+          9.750         9/15/10         50,000.00          51,000
    D R Horton, Inc., Senior Subordinated Note            BA3/B+          9.375         3/15/11         50,000.00          50,000
    Lennar Corp. Senior Note                              BA1/BB+         9.950         5/1/10          29,000.00          31,175
    MMI Products, Inc. Series B, Senior Subordinated Note B2/B-          11.250         4/15/07         85,000.00          79,050
    MMI Products, Inc. Series B, Senior Subordinated
     Note 144A (C)                                        B2/B-          13.000         4/15/07         25,000.00          25,000
    Nortek, Inc.                                          B1/B+           9.250         3/15/07         80,000.00          78,800
                                                                                                                         ---------
                                                                                                                          483,563
                                                                                                                         ---------
CHEMICALS AND DRUGS                           2.3%
    Lyondell Chemical Co., Series A, Senior Note          BA3/BB          9.625         5/1/07         100,000.00          99,500
    MacDermid, Inc., 144A Senior Subordinated Note (C)    BA3/BB-         9.125         7/15/11         60,000.00          60,300
    PMD Group, Inc., 144A Senior Subordinated Note (C)    B3/B           11.000         2/28/11        100,000.00         101,500
    Sterling Chemicals, Inc.                              B3/CC          12.375         7/15/06         65,000.00          50,700
                                                                                                                         ---------
                                                                                                                          312,000
                                                                                                                         ---------
COMMUNICATION                                 7.5%
    Alamosa PCS Holdings, Inc., Step Coupon,
       Senior Discount Note (B)                           NA/CCC         12.875         2/15/10        100,000.00          46,000
    Allegiance Telecom, Inc., Senior Note                 B3/B           12.875         5/15/08         40,000.00          35,200
    Allegiance Telecom, Inc., Step Coupon, Senior
     Discount Note (B)                                    B3/B           11.750         2/15/08         65,000.00          37,050
    American Tower Corp., 144A Senior Note (C)            B3/B            9.375         2/1/09          95,000.00          88,588
    Centennial Cellular Operating Co., Senior
     Subordinated Note                                    B3/B-          10.750         12/15/08        50,000.00          46,250
    Charter Commercial Holdings LLC, Senior Note          B2/B+           8.250         4/1/07         155,000.00         146,862
    Emmis Communications Corp.,144A Step Coupon,
       Senior Disc. Note (B)(C)                           B3/B-           1.000         3/15/11         50,000.00          28,250
    Exodus Communications, Inc.,  Senior Note             B3/B           11.625         7/15/10         55,000.00          18,975
    ITC DeltaCom, Inc. Senior Note                        B2/CCC+         9.750         11/15/08        45,000.00          31,050
    Nextel Communications, Inc., Step Coupon,
       Senior Discount Note (B)                           B1/B            9.950         2/15/08        210,000.00         131,250
    Nextel Communications, Inc., Senior Discount Note     B1/B            9.500         2/1/11          60,000.00          47,025
    Nextel International, Inc.                            NA/B-          12.750         8/1/10          50,000.00          14,500

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
COMMUNICATION (Continued)
    NEXTLINK Communications, Inc., Senior Note            B2/B           10.750%        6/1/09        $120,000.00         $38,400
    Radio One, Inc., 144A Senior Subordinated Note (C)    B3/B-           8.875         7/1/11          60,000.00          60,000
    Rural Cellular Corp., Series B, Senior Subordinated
     Note                                                 B3/B-          9.625          5/15/08         70,000.00          67,900
    Spanish Broadcasting Systems, Inc., Senior
     Subordinated Note                                    B3/B-          9.625          11/1/09         60,000.00          55,800
    Telewest Communications PLC, Senior Note (A)          B2/B            9.875         2/1/10         110,000.00          92,400
    Williams Communication Group, Inc. Senior Note        B2/B+          11.700         8/1/08         105,000.00          43,575
                                                                                                                         ---------
                                                                                                                        1,029,075
                                                                                                                         ---------
CONSUMER CYCLICAL                             1.2%
    MediaCom LLC, 144A Senior Note (C)                    B2/B+           9.500         1/15/13         45,000.00          43,200
    MediaCom Broadband LLC, 144A Senior Note (C)          B2/B+          11.000         7/15/13         80,000.00          81,400
    WestPoint Stevens, Inc. Senior Note                   CA/CCC+         7.875         6/15/08         25,000.00           9,375
    WestPoint Stevens, Inc. Senior Note                   CA/CCC+         7.875         6/15/05         65,000.00          25,350
                                                                                                                         ---------
                                                                                                                          159,325
                                                                                                                         ---------
CONSUMER SERVICES                             2.4%
    Fleming Companies, Inc., 144A Senior Note (C)         BA3/B+         10.125         4/1/08          90,000.00          92,250
    Iron Mountain, Inc., Senior Subordinated Note         B2/B           10.125         10/1/06        100,000.00         105,250
    Michael Foods Corp., 144A Senior Subordinated Note(C) B2/B-          11.750         4/1/11          60,000.00          61,500
    Prime Hospitality Corp., Series B, Senior
     Subordinated Note                                    B1/B+           9.750         4/1/07          65,000.00          66,300
                                                                                                                         ---------
                                                                                                                          325,300
                                                                                                                         ---------
CONSUMER STAPLES                              1.7%
    Remington Products Co. LLC, SeriesB, Senior
     Subordinated Note                                    B3/CCC+        11.000         5/15/06         65,000.00          63,131
    Samsonite Corp., Senior Subordinated Note             B3/CCC+        10.750         6/15/08        110,000.00          91,850
    Simmons Co., Series B, Senior Subordinated Note       B3/B-          10.250         3/15/09         80,000.00          77,600
                                                                                                                         ---------
                                                                                                                          232,581
                                                                                                                         ---------
CONTAINERS/PACKAGING                          2.5%
    Ball Corp., Senior Subordinated Note                  B1/BB-          8.250         8/1/08         105,000.00         106,312
    Consolidated Container Co. LLC, Senior Note           B2/B           10.125         7/15/09         55,000.00          55,413
    Gaylord Container Corp., Series B, Senior Note        B3/CCC+         9.750         6/15/07         55,000.00          34,650
    Riverwood International Corp., Senior Note            B3/B-          10.250         4/1/06         100,000.00         100,500
    Riverwood International Corp., 144A, Senior Note (C)  B3/B-          10.625         8/1/07          40,000.00          40,800
                                                                                                                         ---------
                                                                                                                          337,675
                                                                                                                         ---------
DEFENSE ELECTRONICS                           0.8%
    L-3 Communications Corp., Series B, Senior
     Subordinated Note                                    B1/B+          8.000          8/1/08         105,000.00         103,950
                                                                                                                         ---------
DURABLE GOODS                                 0.9%
    Hayes Lemmerz International, Inc., 144A Senior
     Note (C)                                             B2/B-          11.875         6/15/06        100,000.00          97,000
    Lear Corp. Subordinated Note                          BA3/BB-         9.500         7/15/06         10,000.00          10,375
    Navistar International Corp., 144A  Senior Note (C)   NA/BBB-         9.375         6/1/06          20,000.00          20,300
                                                                                                                         ---------
                                                                                                                          127,675
                                                                                                                         ---------
ENERGY                                        7.2%
    AES Corp., Senior Note                                BA1/BB          8.875         2/15/11        110,000.00         107,525
    Chesapeake Energy Corp., 144A, Senior Note (C)        B2/B            8.125         4/1/11          85,000.00          79,475
    CMS Energy Corp.                                      BA3/BB          8.500         4/15/11         60,000.00          58,276
    Grant Prideco, Inc., Senior Note, 144A (C)            BA3/BB          9.625         12/1/07        150,000.00         154,875
    HS Resources, Inc., Senior Subordinated Note          B1/B+           9.250         11/15/06       100,000.00         104,750
    Mission Resources Corp., 144A Series B Senior
       Subordinated Note (C)                              B3/B-          10.875         4/1/07          35,000.00          34,387
    Ocean Energy, Inc., Series B, Senior
     Subordinated Note                                    BA1/BB+         8.875         7/15/07         60,000.00          62,550
    P&L Coal Holdings Corp, Series B, Senior Note         BA3/B+          8.875         5/15/08         74,000.00          77,330
    Pemex Project Funding, 144A (C)                       BAA3/NA         9.125         10/13/10        95,000.00         100,581
    Pioneer Natural Resources Co., Senior Note            BA1/BB+         9.625         4/1/10          95,000.00         104,101
    SESI L.L.C., 144A, Senior Note (C)                    B1/BB-          8.875         5/15/11         40,000.00          40,100
    Triton Energy, Ltd., Senior Note                      BA3/BB-         8.875         10/1/07         55,000.00          56,375
                                                                                                                         ---------
                                                                                                                          980,325
                                                                                                                         ---------

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
FINANCE                                       3.8%
    Actuant Fin Corp., Senior Subordinated Note           B3/B           13.000%        5/1/09         $50,000.00         $50,500
    Global Crossings Holdings, Ltd., Senior Note (A)      BA2/BB          9.625         5/15/08         70,000.00          55,300
    Global Crossings Holdings, Ltd., 144A, Senior
     Note (A)(C)                                          BA2/BB          8.700         8/1/07          85,000.00          64,600
    ONO Finance PLC, Senior Note (A)                      NA/CCC+        13.000         5/1/09         130,000.00          97,500
    Silgan Holdings, Inc., Senior Subordinated Debenture  B1/B            9.000         6/1/09         110,000.00         108,900
    Thermadyne Manufacturing LLC/Capital Corp.,
     Senior Sub Note                                      B3/D            9.875         6/1/08          70,000.00          26,688
    Willis Corroon Corp., Senior Subordinated Note        BA3/B+          9.000         2/1/09         110,000.00         111,925
                                                                                                                         ---------
                                                                                                                          515,413
                                                                                                                         ---------
HEALTHCARE SERVICES                           3.2%
    Alliance Imaging, Inc., 144A Senior Subordinated
     Note  (C)                                            B3/B-          10.375         4/15/11         40,000.00          41,000
    HCA Healthcare Co., Senior Note                       BA1/BB+         7.875         2/1/11         120,000.00         120,977
    Tenet Healthcare Corp., Senior Note                   BA1/BB+         8.000         1/15/05        150,000.00         153,937
    Triad Hospitals, Inc., 144A (C)                       B1/B-           8.750         5/1/09         125,000.00         127,188
                                                                                                                         ---------
                                                                                                                          443,102
                                                                                                                         ---------
INDUSTRIALS                                   1.8%
    ACME Television LLC, Step Coupon, Senior Note,
     Series B (B)                                         B3/B-          10.875         9/30/04         25,000.00          23,500
    Blount, Inc., Senior Subordinated Note                B3/CCC+        13.000         8/1/09          50,000.00          28,875
    Blount, Inc., Senior Note                             B2/B-           7.000         6/15/05         75,000.00          56,063
    Buckeye Cellulose Corp. Senior Subordinated Note      BA3/BB-         9.250         9/15/08         50,000.00          50,750
    General Binding Corp., Senior Note                    B2/B-           9.375         6/1/08         120,000.00          81,600
                                                                                                                         ---------
                                                                                                                          240,788
                                                                                                                         ---------
MACHINERY                                     2.2%
    AGCO Corp.,144A Senior Note (C)                       BA3/BB          9.500         5/1/08          80,000.00          77,200
    Columbus McKinnon Corp., Senior Subordinated Note     B2/B            8.500         4/1/08          60,000.00          54,300
    Manitowoc Co., 144A (C)(F)                            B2/B+          10.375         5/9/11          30,000.00          25,805
    R&B Falcon Corp., Senior Note                         BAA3/A-         9.500         12/15/08        45,000.00          52,201
    Terex Corp., Senior Subordinated Note                 B2/B            8.875         4/1/08          65,000.00          62,400
    Terex Corp., 144A, Senior Subordinated Note (C)       B2/B           10.375         4/1/11          25,000.00          25,750
                                                                                                                         ---------
                                                                                                                          297,656
                                                                                                                         ---------
MEDIA                                         0.3%
    Ekabel Hessen GMBH, 144A Senior Note (A)(C)           B3/B-          14.500         9/1/10          50,000.00          38,500
                                                                                                                         ---------
METALS AND MINING                             2.0%
    AK Steel Corp., Senior Note                           BA2/BB          9.125         12/15/06        50,000.00          51,250
    Century Aluminum Co., 144A Senior Secured (C)         BA3/BB-        11.750         4/15/08        125,000.00         130,000
    Jorgensen Earle M Co., Series B Senior Note           B3/B-           9.500         4/1/05          50,000.00          48,000
    Kaiser Aluminum & Chemical Corp., Senior Note         B2/B            9.875         2/15/02          5,000.00           4,925
    WCI Steel, Inc. Series B, Senior Note                 B2/B+          10.000         12/1/04         60,000.00          40,800
                                                                                                                         ---------
                                                                                                                          274,975
                                                                                                                         ---------
PRINTING                                      1.6%
    Hollinger International Publishing, Inc.              BA3/B+          9.250         3/15/07        110,000.00         110,550
    Transwestern Publishing Co., 144A Senior
       Subordinated Note (C)                              B2/B-           9.625         11/15/07       110,000.00         110,825
                                                                                                                         ---------
                                                                                                                          221,375
                                                                                                                         ---------
RECREATION                                    8.0%
    Ameristar Casinos, Inc.,  Senior subordinated Note    B3/B-          10.750         2/15/09         60,000.00          62,700
    Argosy Gaming Co., Senior Note                        B2/B+          10.750         6/1/09          45,000.00          48,375
    Aztar Corp., Senior Subordinated Note                 BA3/B+          8.875         5/15/07         50,000.00          50,250
    Boyd Gaming Corp., Senior Subordinated Note           B1/B+           9.500         7/15/07         15,000.00          14,588
    Coast Hotels and Casinos, Inc., Senior
     Subordinated Note                                    B2/B            9.500         4/1/09         115,000.00         117,588
    Felcor Lodging LP, 144A Senior Note (C)               BA2/BB          8.500         6/1/11          35,000.00          33,425
    HMH Properties, Inc., Series C, Senior Note           BA2/BB          8.450         12/1/08        115,000.00         111,838
    Hollywood Park, Inc., Series B, Senior
     Subordinated Note                                    B2/B-           9.250         2/15/07         60,000.00          55,200
    Horseshoe Gaming Holding Corp., Series B, Senior
       Subordinated Note                                  B2/B+           8.625         5/15/09         60,000.00          60,000
    Isle of Capri Casinos, Inc., Senior Subordinated Note B2/B            8.750         4/15/09         75,000.00          68,531

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
RECREATION (Continued)
    Mandalay Resort Group, Senior Note                    BA2/NR          9.500%        8/1/08         $85,000.00         $88,931
    MGM Mirage, Inc., Senior Subordinated Note            BA2/BB+         9.750         6/1/07          95,000.00         101,412
    MGM Mirage, Inc., Senior Subordinated Note            BA2/BB+         8.375         2/1/11          55,000.00          55,344
    Park Place Entertainment Corp., 144A, Senior
       Subordinated Note (C)                              BA2/BB+         8.875         9/15/08        125,000.00         128,437
    Station Casinos, Inc., Senior Subordinated Note       B1/B+           9.875         7/1/10         100,000.00         103,625
                                                                                                                         ---------
                                                                                                                        1,100,244
                                                                                                                         ---------
RETAIL                                        3.0%
    Finlay Find Jewelry Corp. Senior Note                 BA3/B+          8.375         5/1/08          75,000.00          69,750
    J. Crew Operating Corp., Senior Subordinated Note     B3/CCC+        10.375         10/15/07        50,000.00          42,500
    K-Mart Corp., Senior Note                             BAA3/BB+        9.375         2/1/06         110,000.00         107,317
    Southland Corp., Senior Subordinated Debenture        BAA3/BBB-       5.000         12/15/03        75,000.00          70,594
    Williams Scotsman, Inc., Senior Note                  B3/B-           9.875         6/1/07         125,000.00         118,750
                                                                                                                         ---------
                                                                                                                          408,911
                                                                                                                         ---------
SCHOOLS                                       0.4%
    KinderCare Learning Centers, Inc., Series B, Senior
     Sub Note                                             B3/B-           9.500         2/15/09         50,000.00          49,500
                                                                                                                         ---------
TECHNOLOGY                                    4.4%
    Alliant Techsystems, Inc., 144A Senior Subordinated
     Note  (C)                                            B2/B            8.500         5/15/11         65,000.00          65,650
    Argo-Tech Corp.                                       B3/B-           8.625         10/1/07         60,000.00          53,700
    BE Aerospace, Inc., Senior Subordinated Note          B2/B            9.500         11/1/08        100,000.00         101,500
    Fisher Scientific International, Inc.,
     Senior Subordinated Note                             B3/B-           9.000         2/1/08          50,000.00          49,250
    K & F Industries, Inc., Series B, Senior
     Subordinated Note                                    B2/B            9.250         10/15/07       100,000.00         102,250
    Level 3 Communications, Inc., Senior Note             B3/CCC+         9.125         5/1/08          75,000.00          31,125
    Metromedia Fiber Network, Inc., Series B, Senior Note B2/B+          10.000         11/15/08       100,000.00          38,000
    Unisys Corp., Senior Note                             BA1/BB+         8.125         6/1/06          60,000.00          58,350
    Unisys Corp., Senior Note                             BA1/BB+         7.875         4/1/08         105,000.00         101,063
                                                                                                                         ---------
                                                                                                                          600,888
                                                                                                                         ---------
TELECOMMUNICATIONS                           17.4%
    Adelphia Communications Corp., Series B, Senior Note  B2/B+           8.375         2/1/08         150,000.00         137,250
    Adelphia Communications Corp., Senior Note            B2/B+           9.375         11/15/09        50,000.00          47,750
    American Cellular Corp., 144A Senior Subordinated
     Note (C)                                             B2/B            9.500         10/15/09       125,000.00         117,500
    AT&T Wireless Services, Inc., 144A Senior Note (C)    BAA2/BBB        7.875         3/1/11         100,000.00         100,191
    CanWest Media, Inc., 144A Senior Subordinated Note(C) B2/B           10.625         5/15/11         10,000.00          10,150
    Chancellor Corp.                                      BA1/BBB-        8.000         11/1/08        130,000.00         134,875
    Citizens Communications Co.                           BAA2/BBB        9.250         5/15/11         15,000.00          15,594
    COLT Telecom Group, PLC, Step Coupon
       Senior Discount Note (A)(B)                        B1/B+          12.000         12/15/06       110,000.00          99,000
    Crown Castle International Corp., Senior Note         B3/B           10.750         8/1/11         100,000.00          96,750
    Echostar DBS Corp., Senior Note                       B1/B+           9.375         2/1/09         175,000.00         171,500
    Energis PLC, Senior Note (A)                          B1/B+           9.750         6/15/09        100,000.00          87,000
    Focal Communications Corp., Series B, Senior Note     B3/B-          11.875         1/15/10         30,000.00           9,638
    GT Group Telecom, Inc., Step Coupon
       Senior Discount Note (A) (B)                       NA/B-          13.250         2/1/10          50,000.00          15,750
    Insight Midwest/Insight Captial, Inc., Senior Note    B1/B+           9.750         10/1/09         50,000.00          51,750
    LIN Holdings Corp., Step Coupon Senior
     Discount Note (B)                                    B3/B-          10.000         3/1/08         175,000.00         136,500
    LIN Television Corp., 144A Senior Note (C)            B1/B            8.000         1/15/08         35,000.00          33,775
    McleodUSA, Inc., Senior Note                          B1/B+           8.125         2/15/09         50,000.00          26,500
    NTL Communications Corp., Step Coupon
       Senior Note Series B (B)                           B2/B           12.375         10/1/08        255,000.00         112,200
    Paxson Communications Corp., Senior Subordinated Note B3/B-          11.625         10/1/02        150,000.00         151,500
    Paxson Communications Corp., 144A Senior
       Subordinated Note (C)                              B3/B-          10.750         7/15/08         45,000.00          45,000
    Pecunia 1 Vermogensverwaltung, 144A Senior Note (A)(C)B3/B-          14.000         7/15/10        100,000.00          82,000
    PRIMEDIA, Inc., 144A Senior Note (C)                  BA3/BB-         8.875         5/15/11         45,000.00          41,625
    Quebecor Media, Inc., 144A Senior Note (C)            B2/BB-         11.125         7/15/11        145,000.00         142,094
    SBA Communications Corp. Senior Discount Note,
       Step Coupon (B)                                    B3/B-          12.000         3/1/08          55,000.00          44,000
    Spectrasite Holdings, Inc., Series B, Senior
     Discount Note                                        B3/B-          10.750         3/15/10         50,000.00          42,500
    Spectrasite Holdings, Inc., Step Coupon Senior
     Discount Note (B)                                    B3/B-           1.000         4/15/09         85,000.00          39,100

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                             % Net    Quality Rating     Coupon         Maturity            Par
                                            Assets     (Unaudited)*       Rate            Date            Amount            Value
TELECOMMUNICATIONS (Continued)
    Tele 1 Europe B.V. Senior Note (A)                    B3/B-          13.000%        5/15/09        $50,000.00         $27,500
    TeleCorp PCS Inc., Senior Subordinated Note           B3/NA          10.625         7/15/10         50,000.00          47,000
    Telemundo Holdings, Inc., Step Coupon
       Senior Disc Note Series B (B)                      B3/CCC+        11.500         8/15/08         50,000.00          40,750
    Time Warner Telecom, Inc., Senior Note                B2/B-           9.750         7/15/08         20,000.00          17,950
    Time Warner Telecom, Inc., Senior Note                B2/B-          10.125         2/1/11          65,000.00          58,500
    United Pan-Europe, Series B, Yankee Senior Note (A)   B2/B           10.875         8/1/09          50,000.00          17,625
    Voicestream Wireless Corp. Senior Note                BAA1/B-        10.375         11/15/09       110,000.00         125,400
    World Wide Fiber Inc.Senior Note                      B3/CC          12.000         8/1/09          35,000.00             437
    Young Broadcasting Inc., Series B, Senior
     Subordinated                                         B2/B            8.750         6/15/07         55,000.00          51,287
                                                                                                                         ---------
                                                                                                                        2,377,941
                                                                                                                         ---------

TRANSPORTATION                                0.8%
    GulfMark Offshore, Inc., Senior Note                  B1/BB-          8.750         6/1/08         110,000.00         109,450
                                                                                                                         ---------

WASTE DISPOSAL                                0.7%
     Allied Waste North America, Inc., Series B
      Senior Note                                         BA3/BB-         7.625         1/1/06          50,000.00          49,437
     Allied Waste North America, Inc., 144A Senior
      Secured Note (C)                                    BA3/BB-         8.875         4/1/08          35,000.00          35,919
     Allied Waste North America, Inc., Series
      Subordinate Note                                    B2/B+          10.000         8/1/09          15,000.00          15,413
                                                                                                                         ---------
                                                                                                                          100,769
                                                                                                                         ---------

       TOTAL CORPORATE BONDS (COST: $11,769,473)                                                                       11,316,604
                                                                                                                         ---------

       TOTAL BONDS (COST: $11,837,728)                                                                                 11,384,358
                                                                                                                         ---------

                                             % Net
                                            Assets                                                         Shares           Value
PREFERRED STOCKS:                             2.3%

FINANCE                                       0.8%
    Freseinius Medical Care Capital Trust 7.875% PIK                                                        1,050         104,213
                                                                                                                         ---------

MEDIA                                         1.5%
    PRIMEDIA, Inc. Series H 8.625% PIK                                                                      1,100          93,500
    CSC Holdings, Inc. PIK                                                                                  1,027         109,632
                                                                                                                         ---------
                                                                                                                          203,132
                                                                                                                         ---------

       TOTAL PREFERRED STOCKS (COST: $299,640)                                                                            307,345
                                                                                                                         ---------

WARRANTS AND RIGHTS:                          0.0%

COMMUNICATION                                 0.0%
    GT GROUP Telecom, Inc., 144A (C)                                                                           50           1,492
                                                                                                                         ---------

       TOTAL WARRANTS AND RIGHTS (COST: $2,250)                                                                             1,492
                                                                                                                         ---------

       TOTAL INVESTMENTS, HIGH INCOME FUND
       (COST: $14,083,674)**                                                                                           $13,637,251
                                                                                                                        ==========

                                HIGH INCOME FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $14,089,043. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation................................   $265,558
     Gross unrealized depreciation................................   (717,350)
                                                                    ---------
     Net unrealized depreciation..................................  ($451,792)
                                                                     =========

***If applicable, this security provides a claim on the interest component of the underlying mortgages, but not on their principal component. That is, the security's cash flows depend on the amount of principal outstanding at the payment date. If prepayments on the underlying mortgages are higher than expected, the yield on the security may be adversely affected.


(A) Securities issued by Foreign entities are denominated in U.S. dollars. The aggregate value of these securities is 4.9% of the total net assets.

(B) Represents securities that remain zero coupon until a predetermined date, at which time the stated coupon rate becomes the effective rate.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $2,916,860 or 21.3% of total net assets.

(F) Notes and bonds issued by foreign entities are denominated in their local currency. Shown here is the USD, converted at period end exchange rates. The aggregate value of these securities is 0.2% of total net assets.


ABS    Asset Backed Security
CMO    Collateralized Mortgage Obligation
CPI    Consumer Price Index
GNR    Government National Mortgage Association Remic
IO     Interest Only
MTN    Medium Term Note
PIK    Payment-in-Kind
PLC    Public Limited Company

See accompanying notes to financial statements.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               Settlement            Local               Face                                Appreciation/
Currency                          Date              Amount              Amount               Value          (Depreciation)
--------                          ----              ------              ------               -----          --------------

Euro (Sell)                    09/17/2001           $30,000            $25,470             $25,421                $49
                                                                                                               ------
                                                                                                                  $49
                                                                                                               ======

                            INTERNATIONAL STOCK FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield               Shares             Value
SHORT-TERM INVESTMENTS:
REGISTERED INVESTMENT COMPANY                 4.1%
    SSGA Prime Money Market Fund                                                     4.010%             797,611           $797,611
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $727,827)                                                                                                    797,611
                                                                                                                         ---------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                               95.4%

ARGENTINA                                     0.1%
    Grupo Finaciero Galicia S.A., ADR                                                                     1,730            25,466
                                                                                                                         ---------

BELGIUM                                       0.7%
    Ackermans & van Haaren N.V.                                                                           2,000            59,321
    Creyf's   Strip***                                                                                       17                 0
    Creyf's N.V.                                                                                          3,797            72,400
                                                                                                                         ---------
                                                                                                                          131,721
                                                                                                                         ---------

BRAZIL                                        1.7%
    Co. Brasileria de Distribuicao Grupo Pao de Acuar, ADR                                                1,870            43,403
    Companhia de Bebidas das Americas, ADR                                                                3,500            81,025
    Companhia Paranaense de Energia-Copel, ADR                                                            7,400            55,574
    Embratel Participacoes,S.A., ADR                                                                      4,300            32,164
    Petroleo Brasileiro, S.A., ADR                                                                        1,500            39,000
    Tele Norte Leste Participacoes, S.A., ADR                                                             3,100            47,306
    Telesp Celular participacoes, S.A., ADR                                                               1,850            28,027
                                                                                                                         ---------
                                                                                                                          326,499
                                                                                                                         ---------

CHILE                                         0.3%
    Administradora de Fondas de pensiones Provida, S.A., ADR                                              2,600            62,400
                                                                                                                         ---------

DENMARK                                       0.6%
    Tele Danmark A/S                                                                                      3,200           115,456
                                                                                                                         ---------

EGYPT                                         0.2%
    Commercial International Bank                                                                         3,500            30,977
                                                                                                                         ---------

FINLAND                                       1.3%
    Amer Group, Ltd.                                                                                      3,400            77,796
    UPM-Kymmene Oyj                                                                                       4,200           118,845
    Vaisala Oyj                                                                                           2,100            53,389
                                                                                                                         ---------
                                                                                                                          250,030
                                                                                                                         ---------

FRANCE                                       10.9%
    Alcatel, Series A                                                                                     2,700            56,517
    Alstom                                                                                                5,102           142,076
    Aventis S.A.                                                                                          2,220           177,410
    Axa                                                                                                   7,920           225,852
    BNP Paribas, S.A.                                                                                     2,340           203,856
    Carbone-Lorraine, S.A.                                                                                1,700            60,796
    Compagnie de St. Gobain S.A.                                                                            660            89,770
    Grandvision S.A.                                                                                      3,200            60,610
    Lagardere S.C.A.                                                                                      4,070           191,771
    Neopost, S.A.***                                                                                      1,700            43,580
    Suez Lyonnaise des Eaux, S. A.                                                                        9,540           307,218
    Total Fina Elf                                                                                        2,200           308,370
    Union Finde Franc                                                                                     1,000            29,873
    Vivendi Universal S.A.                                                                                3,610           210,632
                                                                                                                         ---------
                                                                                                                        2,108,331
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
GERMANY                                       4.6%
    Allianz AG Holdings NPV                                                                               1,170          $341,825
    Bayerische Hypo- und Vereinsbank AG                                                                   5,700           282,099
    E.ON AG NPV                                                                                           2,740           143,825
    Kamps AG                                                                                              3,000            27,305
    Techem AG                                                                                             1,300            33,051
    ThyssenKrupp AG NPV                                                                                   5,700            74,872
                                                                                                                         ---------
                                                                                                                          902,977
                                                                                                                         ---------

GREECE                                        0.2%
    Cosmote Mobile Telecommunications S.A.***                                                             3,500            31,440
                                                                                                                         ---------

HONG KONG                                     1.9%
    China Mobile (Hong Kong), Ltd., ADR***                                                                3,400            91,086
    CNOOC, Ltd., ADR***                                                                                   2,540            48,133
    Espirit Holdings, Ltd.                                                                               62,000            67,963
    Hutchinson Whampoa, Ltd.                                                                              8,000            80,772
    Tingyi (Cayman Islands) Holdings Corp.                                                              276,000            41,047
    Yue Yuen Industrial Holdings, Ltd.                                                                   17,000            33,783
                                                                                                                         ---------
                                                                                                                          362,784
                                                                                                                         ---------

HUNGARY                                       0.3%
    Gedeon Richter Rt.                                                                                      870            48,449
    Matav Rt., ADR                                                                                        1,300            19,435
                                                                                                                         ---------
                                                                                                                           67,884
                                                                                                                         ---------

INDIA                                         1.2%
    Hindalco Industries, Ltd., GDR, 144A (C)                                                              1,300            25,155
    Hindustan Lever, Ltd.                                                                                 5,100            22,264
    Infosys Technologies, Ltd.                                                                              200            15,992
    ITC, Ltd., GDR                                                                                        1,100            19,800
    Larsen & Tourbro, Ltd.                                                                                2,900            13,547
    Larsen & Tourbro, Ltd., GDR 144A (C)                                                                  2,100            19,621
    Reliance Industries, Ltd., GDR, 144A (C)                                                              2,820            43,992
    State Bank of India, GDR, 144A (C)                                                                    7,300            68,378
                                                                                                                         ---------
                                                                                                                          228,749
                                                                                                                         ---------

INDONESIA                                     0.3%
    H.M. Sampoerna                                                                                       34,300            48,333
    P.T. Telekomunikasi Indonesia, ADR                                                                    2,900            16,124
                                                                                                                         ---------
                                                                                                                           64,457
                                                                                                                         ---------

IRELAND                                       1.3%
    Elan Corp. PLC, ADR***                                                                                2,800           170,800
    Waterford Wedgwood PLC                                                                               81,300            74,409
                                                                                                                         ---------
                                                                                                                          245,209
                                                                                                                         ---------

ISRAEL                                        0.3%
    Bank Hapoalim, Ltd.                                                                                  16,000            39,214
    Check Point Software Technologies, Ltd.***                                                              255            12,895
    Teva Pharmacuetical Industries, Ltd., ADR                                                               250            15,575
                                                                                                                         ---------
                                                                                                                           67,684
                                                                                                                         ---------

ITALY                                         3.2%
    Alleanza Assicurazioni SpA                                                                            9,850           104,008
    ENI SpA                                                                                              22,300           272,133
    Industrie Natuzzi SpA, ADR                                                                            3,800            52,668
    Interpump Group SpA                                                                                  15,400            52,594
    San Paolo IMI Spa                                                                                    11,600           148,833
                                                                                                                         ---------
                                                                                                                          630,236
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
JAPAN                                        18.3%
    Acom Company, Ltd.                                                                                    1,000         $  88,285
    Aderans Co., Ltd.                                                                                       500            17,080
    Canon, Inc.                                                                                           4,000           161,655
    Diamond Lease Co., Ltd.                                                                               2,000            22,933
    East Japan Railway Co., Ltd.                                                                             15            86,601
    Fujitsu, Ltd.                                                                                        24,000           252,105
    Hitachi, Ltd.                                                                                        26,000           255,393
    Hitachi Medical Corp.                                                                                 3,000            29,901
    Hokuto Corp.                                                                                            840            32,735
    IMPACT 21 Co., Ltd.                                                                                   1,700            19,084
    Japan Digital Laboratory Co., Ltd.                                                                    3,000            32,042
    Kao Corp.                                                                                             8,000           198,861
    KOSE Corp.                                                                                              900            30,888
    Kyocera Corp.                                                                                           700            61,743
    Maruichi Steel Tube, Ltd.                                                                             2,000            22,709
    Meitec Corp.                                                                                            700            23,406
    Ministop Co., Ltd.                                                                                    1,000            14,361
    Mizuho Holdings, Inc.                                                                                    37           172,079
    Nikko Securities Co., Ltd.                                                                           33,000           264,349
    Nippon Ceramic Co., Ltd.                                                                              2,000            31,273
    Nippon Shinyaku Co., Ltd.                                                                             5,000            30,310
    Nissan Motor Co., Ltd.                                                                               41,000           283,065
    NTT DoCoMo                                                                                               11           191,404
    Orix Corp.                                                                                            2,000           194,531
    Secom Techno Service Co., Ltd.                                                                        1,000            23,254
    Sony  Corp.                                                                                           4,100           269,586
    Sumitomo Mitsui Banking Corp.                                                                        30,000           247,775
    Sumitomo Trust & Banking Co.,Ltd.                                                                    23,000           144,776
    Toyota Motor Corp.                                                                                    2,700            95,045
    Yamanouchi Pharmaceutical Co., Ltd.                                                                   8,000           224,521
    Yoshinoya D&C Co., Ltd.                                                                                  18            28,867
                                                                                                                         ---------
                                                                                                                        3,550,617
                                                                                                                         ---------

MEXICO                                        2.6%
    Carso Global Telecom                                                                                 14,100            33,868
    Cemex S.A. de C.V., ADR                                                                               1,880            49,820
    Fomento Economico Mexicano, S.A. de C.V.,Series B, ADR                                                1,560            66,784
    Grupo Financiero Banamex Accival, S.A. de C.V., Class O                                              39,300           101,776
    Grupo Iusacell S.A. de C.V., Series V, ADR***                                                         3,000            20,730
    Grupo Televisa, S.A., GDR***                                                                          1,050            42,011
    Grupo Financiero Banorte, S.A. de C.V., Class O                                                      18,300            38,399
    Kimberly-Clark de Mexico, S.A. de C.V., Class A                                                       6,900            20,429
    Telefonos de Mexico S.A,. ADR, Class L                                                                1,800            63,162
    Tubos de Acero de Mexico, S.A., ADR                                                                   2,300            29,095
    Wal-Mart de Mexico S.A. de C.V., Seriec C                                                            17,900            43,865
                                                                                                                         ---------
                                                                                                                          509,939
                                                                                                                         ---------

NETHERLANDS                                  10.9%
    ABN AMRO Holding N.V.                                                                                18,300           344,130
    Akzo Nobel N.V.                                                                                       6,800           288,133
    Fugro N.V.                                                                                            1,223            68,197
    Getronics N.V.                                                                                       11,200            46,508
    Head N.V.                                                                                             7,900            30,796
    Heineken N.V.                                                                                         5,050           203,838
    Hunter Douglas N.V.                                                                                   3,000            84,152
    ING Groep N.V.                                                                                        4,700           307,489
    Internatio-Mueller N.V.                                                                               3,100            71,326
    Kempen & Co N.V.                                                                                      1,000            70,338
    Koninklijke (Royal) Philips Electronics N.V.                                                         11,600           307,790
    PinkRoccade N.V.                                                                                      1,010            36,805
    Telegraaf Holding                                                                                     2,700            48,050
    United Services Group N.V.                                                                            2,575            44,408
    Wolters Kluwer N.V.                                                                                   6,000           161,439
                                                                                                                         ---------
                                                                                                                        2,113,399
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
NORWAY                                        0.2%
    Ekornes ASA                                                                                           2,800           $18,757
    Merkantildata ASA                                                                                    12,000            19,937
                                                                                                                         ---------
                                                                                                                           38,694
                                                                                                                         ---------

PERU                                          0.1%
    Credicorp, Ltd.                                                                                       2,400            20,040
                                                                                                                         ---------

PHILIPPINES                                   0.2%
    Philippine Long Distance Telephone Co., ADR                                                           3,200            44,960
                                                                                                                         ---------

PORTUGAL                                      0.6%
    Portugal Telecom, SGPS, S.A.                                                                         18,000           125,694
                                                                                                                         ---------

RUSSIA                                        0.6%
    Mobil Telesystems, ADR***                                                                             2,160            59,184
    OAO Lukoil Holding, ADR                                                                               1,280            61,395
                                                                                                                         ---------
                                                                                                                          120,579
                                                                                                                         ---------

SINGAPORE                                     2.3%
    Fraser & Neave, Ltd.                                                                                  8,000            34,907
    Overseas Chinese Banking Corp., Ltd.                                                                 21,000           137,157
    United Overseas Bank, Ltd.                                                                           35,000           220,911
    Want Want Holdings, Ltd.                                                                             32,000            50,560
                                                                                                                         ---------
                                                                                                                          443,535
                                                                                                                        ---------

SOUTH AFRICA                                  1.2%
    ABSA Group, Ltd.                                                                                      9,900            46,541
    Anglo American Platinum Corp., Ltd.                                                                     460            20,511
    Iscor, Ltd.***                                                                                       15,200            54,748
    Sanlam, Ltd.                                                                                         35,700            48,774
    Sappi, Ltd.                                                                                           2,740            24,128
    Sasol, Ltd.                                                                                           4,190            38,302
                                                                                                                         ---------
                                                                                                                          233,004
                                                                                                                         ---------

SOUTH KOREA                                   2.1%
    Hynix Semiconductor, Inc., GDR                                                                        3,000            32,250
    Kookmin Bank                                                                                          4,400            59,039
    Korea Electric Power Corp., ADR                                                                       4,100            38,950
    Korea Telecom Corp., ADR                                                                              2,330            51,213
    Pohang Iron & Steel Co, Ltd, ADR                                                                      2,400            47,328
    Samsung Electronics, GDR                                                                                 50             3,901
    Samsung Electronics, GDR 144A (C)                                                                     1,030            80,804
    Samsung Fire & Marine Insurance                                                                         700            22,364
    SK Telecom Co, Ltd., ADR                                                                              4,200            70,980
                                                                                                                         ---------
                                                                                                                          406,829
                                                                                                                         ---------

SPAIN                                         3.1%
    Abengoa, S.A.                                                                                         1,500            41,733
    Aldeasa, S.A.                                                                                         2,700            55,990
    Banco Pastor, S.A.                                                                                    1,000            39,406
    Endesa S.A.                                                                                          14,600           233,103
    Prosegur, ICA de Seguirdad S.A.                                                                       5,300            68,495
    Telefonica S.A.                                                                                      13,830           170,648
                                                                                                                         ---------
                                                                                                                          609,375
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
SWEDEN                                        2.8%
    Elanders AB, Series B                                                                                 1,400         $  15,451
    Electrolux AB, Series B                                                                              10,000           138,416
    Elekta AB, Series B                                                                                     380             2,621
    Investor AB, Series B                                                                                20,000           254,760
    Nobel Biocare AB                                                                                      3,700           124,887
                                                                                                                         ---------
                                                                                                                          536,135
                                                                                                                         ---------

SWITZERLAND                                   2.6%
    ABB, Ltd.                                                                                             6,300            95,386
    Bank Sarasin & Cie, Registered, Class B                                                                  19            44,949
    Edipresse, S.A.                                                                                         150            48,344
    Gurit Heberlien AG                                                                                       30            21,041
    Roche Holdings AG                                                                                     2,130           153,540
    Zurich Financial Services AG                                                                            390           133,075
                                                                                                                         ---------
                                                                                                                          496,335
                                                                                                                         ---------

TAIWAN                                        0.9%
    Compal Electronics, Inc., GDR                                                                         2,420            13,189
    Fubon Ins. Ltd., GDR                                                                                  7,500            61,125
    Fubon Ins. Ltd., GDR                                                                                    300             2,540
    Taiwan Semiconductor Manufacturing Co., Ltd., ADR                                                     3,360            51,038
    United Microelectronics Corp., ADR***                                                                 4,200            37,380
                                                                                                                         ---------
                                                                                                                          165,272
                                                                                                                         ---------

TURKEY                                        0.3%
    Turkcell Iletisim Hizmetleri A.S., ADR***                                                             5,906            16,537
    Turkiye Garanti Bankasi A.S., ADR                                                                     3,000            15,060
    Yapi Ve Kredi Bankasi A.S.                                                                        8,059,000            25,083
                                                                                                                         ---------
                                                                                                                           56,680
                                                                                                                         ---------

UNITED KINGDOM                               17.4%
    Ashtead Group PLC                                                                                    36,900            54,824
    Bae Systems PLC                                                                                      32,400           155,366
    BP Amoco PLC                                                                                         37,300           307,035
    British Telecommunications PLC                                                                       39,270           247,209
    Cadbury Schweppes                                                                                    26,200           176,923
    Collins Stewart Holdings PLC                                                                          9,200            42,950
    Diageo                                                                                               24,200           265,831
    Euromoney Institutional Investor PLC                                                                  3,400            17,238
    FKI                                                                                                   9,175            36,309
    GlaxoSmithKline plc                                                                                   7,391           208,175
    Great Univ Stores                                                                                    21,600           185,101
    HSBC Holdings PLC                                                                                    31,200           370,186
    Invensys PLC                                                                                        108,500           206,281
    Kidde PLC                                                                                            66,700            76,556
    Luminar PLC                                                                                           7,800            96,336
    Man Group PLC                                                                                         6,476            87,326
    National Grid Group PLC                                                                              19,800           146,114
    Northgate PLC                                                                                         8,600            53,653
    Old Mutual PLC                                                                                       19,200            44,074
    Signet Group PLC, ADR                                                                                 2,500            94,250
    Singer & Friedlander PLC                                                                             13,600            49,893
    South African Breweries PLC                                                                           1,400            10,706
    South African Breweries PLC                                                                           6,300            47,731
    SSL International PLC                                                                                 5,500            38,728
    Tesco PLC                                                                                            46,400           167,610
    Vodafone Group PLC                                                                                   89,800           199,183
                                                                                                                         ---------
                                                                                                                        3,385,588
                                                                                                                         ---------

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
VENEZUELA                                     0.1%
    Compania Anonima Nacional Telefonos de Venezuela, ADR                                                   940           $22,034

       TOTAL COMMON STOCKS (COST: $20,585,812)                                                                         18,531,009
                                                                                                                         ---------


PREFERRED STOCKS:                             0.9%

BRAZIL                                        0.6%
    Banco Bradesco, S.A.                                                                              7,218,700            37,886
    Banco Itau, S.A.                                                                                    792,900            69,471
                                                                                                                         ---------
                                                                                                                          107,357
                                                                                                                         ---------

GERMANY                                       0.3%
    Fielmann AG                                                                                           1,700            62,669
                                                                                                                         ---------

       TOTAL PREFERRED STOCKS (COST: $188,055)                                                                            170,026
                                                                                                                         ---------


WARRANTS AND RIGHTS                           0.0%

PORTUGAL                                      0.0%
    Portugal Telecom, SGPS, S.A.                                                                         18,000             2,441
                                                                                                                         ---------

       TOTAL WARRANTS AND RIGHTS (COST: $0)                                                                                 2,441
                                                                                                                         ---------


       TOTAL INVESTMENTS, INTERNATIONAL
       STOCK FUND (COST: $21,571,478)**                                                                               $19,501,087
                                                                                                                        ==========


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $21,587,519. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation............................     $631,575
     Gross unrealized depreciation............................   (2,718,007)
                                                                 ----------
     Net unrealized depreciation..............................  ($2,086,432)
                                                                 ==========

***This security is non-income producing.

(C) Restricted security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." On June 30, 2001, the total market value of these investments was $237,950, or 1.2% of total net assets.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:       % of Net Assets
                                                         ---------------
    Cash/Cash Equivalent                                     4.04%
    Commercial Services                                      4.27%
    Consumer Discretionary                                  11.56%
    Consumer Durables                                        2.18%
    Consumer Staples                                         6.78%
    Energy                                                   5.81%
    Finance                                                 27.30%
    Health                                                   6.26%
    Process                                                  4.43%
    Producer Manufacturing                                   7.89%
    Technology                                               7.90%
    Telecommunications                                       8.75%
    Transport                                                0.42%
    Utilities                                                2.41%
                                                          --------
                                                           100.00%
                                                          --------

                             GLOBAL SECURITIES FUND
                             Schedule of Investments
                                  June 30, 2001
                                   (Unaudited)

                                              % Net                               Annualized
                                             Assets                                  Yield               Shares             Value
SHORT-TERM INVESTMENTS:
                                               8.0%
    SSGA Prime Money Market Fund                                                     4.010%            475,977           $475,977
    Euro Time Deposit                                                                2.750%            375,428            375,428
                                                                                                                         ---------

       TOTAL SHORT-TERM INVESTMENTS
       (COST: $851,405)                                                                                                   851,405
                                                                                                                         ---------


LONG-TERM INVESTMENTS:

COMMON STOCKS:                                85.1%

AUSTRALIA                                     1.2%
    Aust & NZ Banking LTD Group                                                                         15,000            129,328
                                                                                                                         ---------

BERMUDA                                       1.4%
    ACE Ltd                                                                                              2,400             93,816
    Global Crossing Ltd***                                                                               6,800             58,752
                                                                                                                         ---------
                                                                                                                          152,568
                                                                                                                         ---------

BRAZIL                                        1.1%
    Embraer Aircraft Corp. ADR                                                                           2,200             85,910
    Telesp Celular Participacoes SA ADR                                                                  2,400             36,360
                                                                                                                         ---------
                                                                                                                          122,270
                                                                                                                         ---------

CANADA                                        4.2%
    Alberta Energy Ltd.                                                                                  1,200             49,420
    Anderson Exploration Ltd.***                                                                         2,500             50,491
    Anderson Exploration Ltd.***                                                                         2,500             36,439
    Bombardier Incorporated                                                                             11,300            169,768
    Husky Energy Incorporated                                                                            6,600             70,540
    Manulife Financial Corp.                                                                             2,500             69,765
                                                                                                                         ---------
                                                                                                                          446,423
                                                                                                                         ---------

FRANCE                                        5.9%
    Alstom                                                                                               2,430             67,668
    Axa                                                                                                  1,600             45,627
    Bic                                                                                                  2,700             98,389
    Essilor International                                                                                  100             28,644
    Genset SP ADR***                                                                                     1,600              5,840
    Sanofi Synthelabo                                                                                    3,840            252,201
    STMicroelectronics NV ADR                                                                              400             13,600
    TF1 TV Francaise                                                                                       600             17,522
    Thomson Multimedia***                                                                                1,500             48,305
    Valeo                                                                                                1,300             52,539
                                                                                                                         ---------
                                                                                                                          630,335
                                                                                                                         ---------

GERMANY                                       0.2%
    Adidas Salomon AG                                                                                      400             24,528
                                                                                                                         ---------

HONG KONG                                     0.3%
    Television Broadcasts, Ltd.                                                                          8,616             36,232
                                                                                                                         ---------

INDIA                                         0.6%
    ICICI Ltd. ADR                                                                                       6,500             59,800
                                                                                                                         ---------

IRELAND                                       1.7%
    Elan PLC ADR***                                                                                      2,900            176,900
                                                                                                                         ---------

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
JAPAN                                         5.7%
    Credit Saison Company                                                                                3,000            $72,889
    Eisai Company                                                                                        2,000             44,824
    Hirose Electric                                                                                        700             53,324
    KDDI Corporation                                                                                        21             98,003
    Keyence Corporation                                                                                    200             39,692
    Konami Company                                                                                       1,000             45,626
    Kyocera Corporation                                                                                    600             52,923
    Nintendo Company                                                                                       414             75,357
    Sony Corporation                                                                                     1,400             92,054
    Toshiba Corporation                                                                                  7,000             36,990
                                                                                                                         ---------
                                                                                                                          611,682
                                                                                                                         ---------

MEXICO                                        0.8%
    Grupo Television Sa De CV ADR***                                                                     2,050             82,021
                                                                                                                         ---------

NETHERLANDS                                   2.8%
    Philips Electronics NV                                                                                 800             21,227
    Royal Dutch Petroleum Co. ADR                                                                        1,960            114,209
    United Pan Europe***                                                                                 8,300             21,101
    Wolters Kluwer                                                                                       5,073            136,497
                                                                                                                         ---------
                                                                                                                          293,034
                                                                                                                         ---------

SINGAPORE                                     0.9%
    Singapore Press Holdings                                                                             9,000             98,793
                                                                                                                         ---------

SWITZERLAND                                   1.4%
    Novartis AG                                                                                          4,200            152,079
                                                                                                                         ---------

UNITED KINGDOM                               17.0%
    AstraZeneca PLC                                                                                      1,100             51,323
    Bass                                                                                                20,000            209,273
    Boots Co.                                                                                            9,800             82,946
    BP Amoco PLC ADR                                                                                     2,700            134,595
    Cadbury Schweppes                                                                                   19,100            128,978
    Hanson                                                                                              16,600            122,383
    Hilton Group                                                                                        15,400             51,834
    Invensys                                                                                            25,700             48,861
    Oxford Glycosciences PLC***                                                                          1,900             29,701
    P&O Princess Cruise***                                                                              15,000             78,161
    Pearson                                                                                              1,900             31,360
    Reckitt Benckiser plc                                                                               24,300            350,772
    Reed International                                                                                  12,000            106,468
    Rentokil Initial plc                                                                                55,100            187,010
    Royal Bank of Scotland                                                                               4,500             99,306
    Telewest Communications***                                                                          38,200             47,879
    WPP Group                                                                                            5,200             51,262
                                                                                                                         ---------
                                                                                                                        1,812,112
                                                                                                                         ---------

UNITED STATES                                39.9%
    Affymetrix, Inc.***                                                                                  1,100             24,255
    AOL Time Warner, Inc.***                                                                             3,100            164,300
    American Express Co.                                                                                 2,600            100,880
    American Home Products Corporation                                                                   2,320            135,581
    American International Group Inc.                                                                    1,290            110,940
    Amgen Inc.***                                                                                        2,700            163,836
    Applied Materials, Inc.***                                                                             500             24,550
    Bank One Corporation                                                                                 5,050            180,790
    Best Buy Co Inc.***                                                                                  1,200             76,224
    Cabletron Systems Inc.***                                                                            3,000             68,550
    Cadence Design Systems, Inc.***                                                                     20,600            383,778
    Chevron Corporation                                                                                  1,100             99,550
    Circuit City Stores Inc.                                                                            10,200            183,600
    Citigroup Inc.                                                                                       2,270            119,947

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                              % Net
                                             Assets                                                      Shares             Value
UNITED STATES (Continued)
    Electronic Arts***                                                                                   4,100           $237,390
    Federal National Mortgage Association                                                                2,600            221,390
    First Union Corporation                                                                              3,100            108,314
    Gilead Sciences Inc.***                                                                              1,840            107,070
    Hasbro Inc.                                                                                          3,700             53,465
    Human Genome Sciences Inc.***                                                                        1,150             69,287
    International Business Machines                                                                      1,210            136,730
    International Flavors & Fragances, Inc.                                                              2,650             66,595
    International Game Technology***                                                                     1,750            109,812
    JDS Uniphase Corporation***                                                                            100              1,250
    Johnson & Johnson                                                                                    3,087            154,350
    Lehman Brothers Holdings Inc.                                                                          800             62,200
    Manpower Inc.                                                                                        1,780             53,222
    MBNA Corporation                                                                                     2,200             72,490
    Mentor Graphics Corporation***                                                                       2,600             45,500
    Millennium Pharmaceuticals***                                                                        1,000             35,580
    National Semiconductor Corp.***                                                                      6,900            200,928
    Novellus Systems, Inc.***                                                                              500             28,395
    Oracle Corp.***                                                                                      2,020             38,380
    Oxford Health Plans, Inc.***                                                                           800             22,880
    Pfizer Inc.                                                                                          2,500            100,125
    Qualcomm Inc.***                                                                                       500             29,240
    Quintiles Transnational Corp.***                                                                     5,300            133,825
    Scientific Atlanta Inc.                                                                              2,050             83,230
    Sirius Satellite Radio, Inc.***                                                                      2,300             28,037
    Solectron Corp.***                                                                                   1,200             21,960
    Sun Microsystems Inc.***                                                                             1,600             25,152
    Sybase Inc.***                                                                                       6,200            101,990
    Synopsys, Inc.***                                                                                    1,200             58,068
                                                                                                                         ---------
                                                                                                                        4,243,636
                                                                                                                         ---------

       TOTAL COMMON STOCKS (COST: $9,284,966)                                                                           9,071,741
                                                                                                                         ---------


PREFERRED STOCKS:                             6.5%

GERMANY                                       6.5%
    Fresenius AG                                                                                         2,185            207,296
    Porsche AG                                                                                           1,067            368,021
    Wella AG                                                                                             2,300            111,880
                                                                                                                         ---------

       TOTAL PREFERRED STOCKS (COST: $729,422)                                                                            687,197
                                                                                                                         ---------

       TOTAL INVESTMENTS, GLOBAL SECURITIES
       FUND (COST: $10,865,793)**                                                                                     $10,610,343
                                                                                                                        ==========


Values of investment securities are determined as described in Note 2 of the financial statements.

    *Moody's/Standard & Poors' quality ratings, if applicable, (unaudited). See the current Prospectus and Statement of Additional Information for a complete description of these ratings.

  **At June 30, 2001, the cost of securities for federal income tax purposes was $10,870,620. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation............................     $703,267
     Gross unrealized depreciation............................     (963,544)
                                                                  ---------
     Net unrealized depreciation..............................    ($260,277)
                                                                  =========

***This security is non-income producing.

ADR    American Depository Receipt
PLC    Public Limited Company

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                       Schedule of Investments (Continued)
                                  June 30, 2001
                                   (Unaudited)

OTHER INFORMATION:
Industry Categories as a Percentage of Net Assets:         % of Net Assets
                                                           ---------------
    Basis Materials                                              0.51%
    Capital Goods                                                5.61%
    Communication Services                                       2.68%
    Consumer Cyclical                                           16.55%
    Consumer Staples                                             9.07%
    Energy                                                       5.04%
    Financial                                                   14.76%
    Healthcare                                                  17.47%
    Technology                                                  18.87%
    Transportation                                               1.44%
    Cash and Cash Equivalents                                    8.00%
                                                               --------
                                                                100.00%
                                                               --------

                                ULTRA SERIES FUND
                      Statements of Assets and Liabilities
                                  June 30, 2001
                                   (Unaudited)

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced          Income         Appreciation          Stock
Assets:                             Fund             Fund              Fund          Stock Fund        Stock Fund           Fund
                                    ----             ----              ----          ----------        ----------           ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $125,178,371      $323,254,011     $667,969,338    $1,086,802,671      $920,806,888      $87,887,144
Cash                                     --                --               --                --                --           10,885
Foreign currency                         --                --               --                --                --               --
Receivables
  Investment securities sold        214,010         5,579,670        4,611,316           512,412        46,904,905          258,737
  Fund shares sold                       --           237,241          468,136           501,606           325,199               --
  Dividends and interest             10,441         4,139,112        4,171,614         1,328,309           637,115           83,236
                               ------------      ------------     ------------     -------------      ------------      -----------
    Total assets                125,402,822       333,210,034      677,220,404     1,089,144,998       968,674,107       88,240,002
                               ------------      ------------     ------------     -------------      ------------      -----------

Liabilities:
Payable to custodian                     --                --               --                --                --               --
Payable for investment
  securities purchased                   --         4,793,512        9,037,837        18,366,201        38,952,948          491,462
Accrued management fees              45,875           147,833          386,656           538,620           606,198           70,855
Fund shares redeemed                     --                --               --                --                --          246,312
Accrued expenses and
  other payables                      9,355            14,224           21,980            32,573            27,011           11,350
                               ------------      ------------     ------------     -------------       -----------      -----------
    Total liabilities                55,230         4,955,569        9,446,473        18,937,394        39,586,157          819,979
                               ------------      ------------     ------------     -------------       -----------      -----------
Net assets applicable to
  outstanding capital stock    $125,347,592      $328,254,465     $667,773,931    $1,070,207,604      $929,087,950      $87,420,023
                               ============      ============     ============     =============      ============      ===========
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $125,347,592      $331,020,245     $595,343,167      $921,948,003      $741,399,425      $73,725,135
  Accumulated undistributed (over-
   distributed) net investment income    --         4,882,960        4,846,462         2,308,030           206,970           67,145
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions         --       (11,297,447)        (105,473)        7,810,309        62,619,325        1,637,766
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)        --         3,648,707       67,689,775       138,141,262       124,862,230       11,989,977
                               ------------      ------------     ------------     -------------      ------------      -----------

Total net assets - representing
  net assets applicable to
  outstanding capital stock    $125,347,592      $328,254,465     $667,773,931    $1,070,207,604      $929,087,950      $87,420,023
                               ============      ============     ============     =============      ============      ===========
Number of Class Z Shares
  issued and outstanding (note 5)125,347,592       31,651,761       35,062,835        35,909,574        38,606,140        6,257,810
                               ============      ============     ============     =============      ============      ===========
Net asset value per share of
  outstanding capital stock
  (note 2)                            $1.00            $10.37           $19.05            $29.80            $24.07           $13.97
                               ============      ============     ============     =============      ============      ===========

*Cost of Investments           $125,178,371      $319,605,304     $600,279,563      $948,661,409      $795,944,658      $75,897,167
                               ------------      ------------     ------------     -------------      ------------      -----------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                Statements of Assets and Liabilities (Continued)
                                  June 30, 2001
                                   (Unaudited)

                                  Emerging                High              International            Global
                                   Growth                Income                 Stock              Securities
Assets:                             Fund                  Fund                  Fund                  Fund
                                    ----                  ----                  ----                  ----
Investments in securities,
at value (note 2) - see
  accompanying schedule*       $12,660,137           $13,637,251           $19,501,087           $10,610,343
Cash                                    --                    --                    --                    --
Foreign currency**                   3,006                    --                84,381                79,011
Receivables
  Investment securities sold       160,687                    --               154,859                68,192
  Fund shares sold                  71,425                30,844                 8,474                13,580
  Dividends and interest             7,128               281,603                40,977                21,417
                               -----------           -----------           -----------          ------------
    Total assets                12,902,383            13,949,698            19,789,778            10,792,543
                               -----------           -----------           -----------          ------------

Liabilities:
Payable to custodian                    --                    --                11,926                    --
Payable for investment
  securities purchased           1,135,180               247,325               324,852               142,143
Accrued management fees              7,950                 8,416                19,231                 8,271
Fund shares redeemed                    --                    --                    --                    --
Accrued expenses and
  other payables                     2,138                 2,118                 6,495                 3,036
                               -----------           -----------           -----------          ------------
    Total liabilities            1,145,268               257,859               362,504               153,450
                               -----------           -----------           -----------          ------------
Net assets applicable to
  outstanding capital stock    $11,757,115           $13,691,837           $19,427,274           $10,639,093
                               ===========           ===========           ===========          ============
Represented by:
  Capital stock and additional
   paid-in capital
   (capital par value $.01)    $15,064,336           $13,910,137           $22,048,274           $11,461,384
  Accumulated undistributed
   (over-distributed) net
    investment income               (3,983)              272,234              (133,304)               12,010
  Accumulated net realized gain
   (loss) on investments and foreign
   currency related transactions(3,520,183)              (44,105)             (416,099)             (579,355)
  Unrealized appreciation
   (depreciation) on investments
   (including appreciation
   (depreciation) on foreign
   currency related transactions)  216,945              (446,429)           (2,071,597)             (254,946)
                               -----------           -----------           -----------          ------------

Total net assets - representing
  net assets applicable to
  outstanding capital stock    $11,757,115           $13,691,837           $19,427,274           $10,639,093
                               ===========           ===========           ===========          ============
Number of Class Z Shares
  issued and outstanding (note 5)1,654,122             1,383,351             2,221,897             1,155,832
                               ===========           ===========           ===========          ============
Net asset value per share of
  outstanding capital stock
  (note 2)                           $7.11                 $9.90                 $8.74                 $9.20
                               ===========           ===========           ===========          ============

*Cost of Investments           $12,443,078           $14,083,674           $21,571,478           $10,865,793
                               -----------           -----------           -----------          ------------

**Cost of Foreign Currency          $3,118                    --               $85,450               $79,304
                               -----------           -----------           -----------          ------------

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                            Statements of Operations
                         Six Months Ended June 30, 2001
                                   (Unaudited)


                                  Money                                            Growth and          Capital          Mid-Cap
                                 Market            Bond            Balanced          Income         Appreciation         Stock
                                  Fund             Fund              Fund          Stock Fund        Stock Fund          Fund
Investment income (note 2):
  Interest income             $2,846,345       $10,547,195      $10,166,571       $   711,724      $   855,488         $  59,116

  Dividend income                     --                --        2,009,453         7,511,071        3,261,331           427,694

  Less: Foreign taxes withheld        --                --          (18,877)          (77,575)         (15,403)               --
                              ----------       -----------     ------------      ------------      -----------        ----------
    Total income               2,846,345        10,547,195       12,157,147         8,145,220        4,101,416           486,810
                              ----------       -----------     ------------      ------------      -----------        ----------

Expenses (note 4):

  Management fees                247,236           857,077        2,309,530         3,289,511        3,626,315           372,509

  Trustees' fees                     644               644              644               644              644               644

  Audit fees                       2,903             4,512            6,245             8,583            7,461             3,571
                              ----------       -----------     ------------      ------------      -----------        ----------
    Total expenses               250,783           862,233        2,316,419         3,298,738        3,634,420           376,724
                              ----------       -----------     ------------      ------------      -----------        ----------
Net investment income          2,595,562         9,684,962        9,840,728         4,846,482          466,996           110,086

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related
   transactions                       --         4,136,421         (105,473)        7,965,582       62,619,324         1,638,777
                              ----------       -----------     ------------      ------------      -----------        ----------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)     --        (2,522,764)     (34,564,923)     (118,162,091)     (83,483,144)        3,940,088
                              ----------       -----------     ------------      ------------      -----------        ----------
Net gain (loss) on investments        --         1,613,657      (34,670,396)     (110,196,509)     (20,863,820)        5,578,865
                              ----------       -----------     ------------      ------------      -----------        ----------


Net increase (decrease) in net
  assets resulting from operations$2,595,562   $11,298,619     ($24,829,668)    ($105,350,027)    ($20,396,824)       $5,688,951
                              ==========       ===========      ===========      ============      ===========        ==========

See accompanying notes to financial statements.

                                ULTRA SERIES FUND
                      Statements of Operations (Continued)
                         Six Months Ended June 30, 2001
                                   (Unaudited)


                                  Emerging                High              International            Global
                                   Growth                Income                 Stock              Securities
                                    Fund                  Fund                  Fund                  Fund
Investment income (note 2):
  Interest income                  $28,229              $555,097             $  22,007               $13,886

  Dividend income                   21,648                12,494               261,229                77,486

  Less: Foreign taxes withheld         (92)                   --               (31,062)               (6,334)
                               -----------            ----------          ------------          ------------
    Total income                    49,785               567,591               252,174                85,038
                               -----------            ----------          ------------          ------------

Expenses (note 4):

  Management fees                   42,673                45,585               115,853                47,349

  Trustees' fees                       644                   644                   644                   644

  Audit fees                           496                   496                   992                   496
                               -----------            ----------          ------------          ------------
    Total expenses                  43,813                46,725               117,489                48,489
                               -----------            ----------          ------------          ------------
Net investment income                5,972               520,866               134,685                36,549

Realized and unrealized gain (loss) on investments (notes 2 and 3):

  Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related
   transactions                 (2,696,796)              (43,588)             (319,566)             (496,141)
                               -----------            ----------          ------------          ------------

  Net change in unrealized
   appreciation (depreciation)
   on investments (including
   net unrealized appreciation
   (depreciation) on foreign
   currency related transactions)  356,490              (307,216)           (1,867,314)             (313,418)
                               -----------            ----------          ------------          ------------
Net gain (loss) on investments  (2,340,306)             (350,804)           (2,186,880)             (809,558)
                               -----------            ----------          ------------          ------------


Net increase (decrease) in net
  assets resulting from
  operations                   ($2,334,334)             $170,062           ($2,052,195)            ($773,010)
                               ===========            ==========          ============          ============


See accompanying notes to financial statements.

                                                         ULTRA SERIES FUND
                                                  Statements of Changes in Net Assets
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                             MONEY MARKET FUND                               BOND FUND
Operations:                               2001              2000                      2001              2000

  Net investment income                $2,595,562       $4,975,801                 $9,684,962      $19,356,204

  Net realized gain (loss) on
   investments                                 --               --                  4,136,421       (7,340,886)

  Net change in unrealized appreciation
   or depreciation on investments              --               --                 (2,522,764)      10,096,815
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                          2,595,562        4,975,801                 11,298,619       22,112,133
                                      -----------      -----------                -----------      -----------


Distributions to shareholders:

  From net investment income           (2,595,562)      (4,975,801)                (5,019,379)     (19,362,013)

  From realized gains on investments           --               --                         --               --
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                      (2,595,562)      (4,975,801)                (5,019,379)     (19,362,013)
                                      -----------      -----------                -----------      -----------

Class Z Share transactions (note 5):

  Proceeds from sale of shares         42,056,211       60,038,923                 23,602,525       38,753,421

  Net asset value of shares issued in
   reinvestment of distributions        2,595,562        4,975,393                  5,019,379       19,362,013
                                      -----------      -----------                -----------      -----------
                                       44,651,773       65,014,316                 28,621,904       58,115,434

  Cost of shares repurchased          (12,663,576)     (54,300,896)                (6,296,258)     (11,701,201)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         31,988,197       10,713,420                 22,325,646       46,414,233
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets      31,988,197       10,713,420                 28,604,886       49,164,353

Net assets:

  Beginning of year                    93,359,395       82,645,975                299,649,579      250,485,226
                                      -----------      -----------                -----------      -----------
  End of year                        $125,347,592      $93,359,395               $328,254,465     $299,649,579
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets                --               --                 $4,882,960         $217,330
                                      ===========      ===========                ===========      ===========


See accompanying notes to financial statements.

                                                          ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                                                                         GROWTH AND INCOME
                                               BALANCED FUND                                STOCK FUND
Operations:                               2001              2000                      2001              2000
  Net investment income              $  9,840,728      $20,896,178             $    4,846,482      $11,290,790

  Net realized gain (loss) on
   investments                           (105,473)      17,327,284                  7,965,582       19,052,256

  Net change in unrealized appreciation
   or depreciation on investments     (34,564,923)     (14,630,275)              (118,162,091)     (21,959,986)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    operations                        (24,829,668)      23,593,187               (105,350,027)       8,383,060
                                      -----------      -----------              -------------    -------------
Distributions to shareholders:

  From net investment income           (5,175,105)     (21,000,220)                (2,612,840)     (11,404,836)

  From realized gains on investments  (17,041,688)      (3,416,124)               (18,846,427)      (4,123,478)
                                      -----------      -----------              -------------    -------------
   Change in net assets from
    distributions                     (22,216,793)     (24,416,344)               (21,459,267)     (15,528,314)
                                      -----------      -----------              -------------    -------------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         30,887,449       59,827,739                 26,321,279       76,940,918

  Net asset value of shares issued in
   reinvestment of distributions       22,216,793       24,416,344                 21,459,267       15,528,314
                                      -----------      -----------              -------------    -------------
                                       53,104,242       84,244,083                 47,780,546       92,469,232

  Cost of shares repurchased           (6,648,257)     (18,192,216)               (17,397,496)     (17,020,226)
                                      -----------      -----------              -------------    -------------
   Change in net assets derived from
    capital share transactions         46,455,985       66,051,867                 30,383,050       75,449,006
                                      -----------      -----------              -------------    -------------
Increase (decrease) in net assets        (590,476)      65,228,710                (96,426,244)      68,303,752

Net assets:

  Beginning of year                   668,364,407      603,135,697              1,166,633,848    1,098,330,096
                                      -----------      -----------              -------------    -------------
  End of year                        $667,773,931     $668,364,407             $1,070,207,604   $1,166,633,848
                                      ===========      ===========              =============    =============
Undistributed net investment
  income included in net assets        $4,846,462         $180,854                 $2,308,030          $74,387
                                      ===========      ===========              =============    =============


See accompanying notes to financial statements.

                                                          ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                           CAPITAL APPRECIATION
                                                STOCK FUND                              MID-CAP STOCK FUND
Operations:                               2001              2000                      2001              2000
  Net investment income             $     466,996    $     705,092                $   110,086      $   103,300

  Net realized gain (loss) on
   investments                         62,619,324       58,423,968                  1,638,777        4,085,223

  Net change in unrealized appreciation
   or depreciation on investments     (83,483,144)     (23,591,618)                 3,940,088        5,697,011
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    operations                        (20,396,824)      35,537,442                  5,688,951        9,885,534
                                      -----------      -----------                -----------      -----------
Distributions to shareholders:

  From net investment income             (326,641)        (706,275)                   (53,741)         (96,979)

  From realized gains on investments  (58,423,967)      (9,194,838)                (4,089,585)         (25,758)
                                      -----------      -----------                -----------      -----------
   Change in net assets from
    distributions                     (58,750,608)      (9,901,113)                (4,143,326)        (122,737)
                                      -----------      -----------                -----------      -----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares         31,248,003       85,683,103                 18,137,595       32,469,107

  Net asset value of shares issued in
   reinvestment of distributions       58,750,608        9,901,113                  4,143,326          122,737
                                      -----------      -----------                -----------      -----------
                                       89,998,611       95,584,216                 22,280,921       32,591,844

  Cost of shares repurchased           (6,662,398)     (35,455,171)                (1,143,512)      (4,097,080)
                                      -----------      -----------                -----------      -----------
   Change in net assets derived from
    capital share transactions         83,336,213       60,129,045                 21,137,409       28,494,764
                                      -----------      -----------                -----------      -----------
Increase (decrease) in net assets       4,188,781       85,765,374                 22,683,034       38,257,561

Net assets:

  Beginning of year                   924,899,169      839,133,795                 64,736,989       26,479,428
                                      -----------      -----------                -----------      -----------
  End of year                        $929,087,950     $924,899,169                $87,420,023      $64,736,989
                                      ===========      ===========                ===========      ===========
Undistributed net investment
  income included in net assets          $206,970          $66,615                    $67,145          $10,800
                                      ===========      ===========                ===========      ===========


See accompanying notes to financial statements.

                                                          ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)



                                           EMERGING GROWTH FUND                          HIGH INCOME FUND
Operations:                               2001              2000*                     2001              2000*
  Net investment income             $       5,972       $    8,365                   $520,866         $141,807

  Net realized gain (loss) on
   investments                         (2,696,796)        (823,186)                   (43,588)            (517)

  Net change in unrealized appreciation
   or depreciation on investments         356,490         (139,545)                  (307,216)        (139,213)
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    operations                         (2,334,334)        (954,366)                   170,062            2,077
                                       ----------       ----------                 ----------       ----------
Distributions to shareholders:

  From net investment income              (10,215)          (8,307)                  (249,883)        (140,556)

  From realized gains on investments           --               --                         --               --
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    distributions                         (10,215)          (8,307)                  (249,883)        (140,556)
                                       ----------       ----------                 ----------       ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares          4,321,748       10,851,005                  3,318,512       10,383,803

  Net asset value of shares issued in
   reinvestment of distributions           10,215            8,307                    249,883          140,556
                                       ----------       ----------                 ----------       ----------
                                        4,331,963       10,859,312                  3,568,395       10,524,359

  Cost of shares repurchased             (126,924)             (14)                  (170,020)         (12,597)
                                       ----------       ----------                 ----------       ----------
   Change in net assets derived from
    capital share transactions          4,205,039       10,859,298                  3,398,375       10,511,762
                                       ----------       ----------                 ----------       ----------
Increase (decrease) in net assets       1,860,490        9,896,625                  3,318,554       10,373,283

Net assets:

  Beginning of year                     9,896,625               --                 10,373,283               --
                                       ----------       ----------                 ----------       ----------
  End of year                         $11,757,115       $9,896,625                $13,691,837      $10,373,283
                                       ==========       ==========                 ==========       ==========
Undistributed net investment
  income included in net assets           ($3,983)            $260                   $272,234           $1,251
                                       ==========       ==========                 ==========       ==========


*Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                                        ULTRA SERIES FUND
                                            Statements of Changes in Net Assets (Continued)
                                  Six Months Ended June 30, 2001 and the Year Ended December 31, 2000
                                   (Unaudited)


                                               INTERNATIONAL                                  GLOBAL
                                                STOCK FUND                                SECURITIES FUND
Operations:                               2001              2000*                     2001              2000*
  Net investment income               $   134,685        $  17,430                  $  36,549        $  25,624

  Net realized gain (loss) on
   investments                           (319,566)        (324,824)                  (496,141)         (97,539)

  Net change in unrealized appreciation
   or depreciation on investments      (1,867,314)        (204,284)                  (313,418)          58,471
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    operations                         (2,052,195)        (511,678)                  (773,010)         (13,444)
                                       ----------       ----------                 ----------       ----------
Distributions to shareholders:

  From net investment income              (39,792)         (17,335)                   (10,341)         (25,496)

  From realized gains on investments           --               --                         --               --
                                       ----------       ----------                 ----------       ----------
   Change in net assets from
    Distributions                         (39,792)         (17,335)                   (10,341)         (25,496)
                                       ----------       ----------                 ----------       ----------
Class Z Share transactions (note 5):

  Proceeds from sale of shares          1,653,133       20,339,521                  1,334,036       10,129,163

  Net asset value of shares issued in
   reinvestment of distributions           39,792           17,335                     10,341           25,496
                                       ----------       ----------                 ----------       ----------
                                        1,692,925       20,356,856                  1,344,377       10,154,659

  Cost of shares repurchased               (1,464)             (43)                   (37,652)              --
                                       ----------       ----------                 ----------       ----------
   Change in net assets derived from
    capital share transactions          1,691,461       20,356,813                  1,306,725       10,154,659
                                       ----------       ----------                 ----------       ----------
Increase (decrease) in net assets        (400,526)      19,827,800                    523,374       10,115,719

Net assets:

  Beginning of year                    19,827,800               --                 10,115,719               --
                                       ----------       ----------                 ----------       ----------
  End of year                         $19,427,274      $19,827,800                $10,639,093      $10,115,719
                                       ==========       ==========                 ==========       ==========
Overdistributed net investment
  income included in net assets         ($133,304)       ($228,197)                   $12,010         ($14,198)
                                       ==========       ==========                 ==========       ==========


**Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                MONEY MARKET FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $1.00             $1.00            $1.00             $1.00            $1.00
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.02              0.06             0.05              0.05             0.05
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.06)           (0.05)            (0.05)           (0.05)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                    $1.00             $1.00            $1.00             $1.00            $1.00
====================================================================================================================================

Total Return*                                     2.40%             5.86%            4.69%             5.00%             5.01%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $125,348           $93,359          $82,646           $56,416           $41,170

Ratio of Expenses to Average Net Assets***        0.45%             0.46%            0.45%             0.45%             0.50%

Ratio of Net Investment Income to Average
  Net Assets                                      4.68%             5.88%            4.72%             4.99%             5.05%

====================================================================================================================================


For the Money Market Fund, the "seven-day current" yield for the seven days ended June 30, 2001, was 3.57% (unaudited) and the "effective" yield for that period was 3.63% (unaudited).

    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.51% for 1997.

See accompanying notes to financial statements.

                                    BOND FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $10.15            $10.05           $10.57            $10.54           $10.33
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.32              0.71             0.62              0.63             0.54

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.06              0.08            (0.54)             0.02             0.20
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                 0.38              0.79             0.08              0.65             0.74
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.16)            (0.69)           (0.60)            (0.62)           (0.51)

   Distributions from Realized Capital Gains      (0.00)             --              (0.00)            (0.00)           (0.02)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.16)            (0.69)           (0.60)            (0.62)           (0.53)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $10.37            $10.15           $10.05            $10.57           $10.54
====================================================================================================================================

Total Return*                                     3.74%             8.11%            0.73%             6.18%             7.45%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $328,254          $299,650         $250,485          $228,281          $188,840

Ratio of Expenses to Average Net Assets****        0.55%             0.55%             0.55%            0.55%             0.56%

Ratio of Net Investment Income to Average
  Net Assets                                       6.16%             6.98%             5.92%            5.94%             6.50%

Portfolio Turnover Rate***                        67.44%           462.98%           713.52%          142.98%            30.71%
====================================================================================================================================


      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Based on average shares outstanding during year.

  ***The turnover ratio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

**** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.57% for 1997.

See accompanying notes to financial statements.

                                  BALANCED FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $20.45            $20.44           $18.74            $17.02           $15.29
                                                 ------            ------           ------            ------            ------

  Income from Investment Operations

   Net Investment Income**                         0.29              0.68             0.56              0.57             0.62

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (1.03)             0.11             2.14              1.72             1.93
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (0.74)             0.79             2.70              2.29             2.55
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.15)            (0.67)           (0.53)            (0.57)           (0.63)

   Distributions from Realized Capital Gains      (0.51)            (0.11)           (0.47)            (0.00)           (0.19)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.66)            (0.78)           (1.00)            (0.57)           (0.82)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $19.05            $20.45           $20.44            $18.74           $17.02
====================================================================================================================================

Total Return*                                   (3.63%)             3.86%           14.49%            13.40%            16.87%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $667,774          $668,364         $603,136          $449,992          $309,804

Ratio of Expenses to Average Net Assets****        0.70%             0.70%            0.70%             0.70%            0.68%

Ratio of Net Investment Income to Average
  Net Assets                                       2.96%             3.27%            2.83%             3.20%            3.81%

Portfolio Turnover Rate***                        28.68%           193.97%          269.00%            78.71%           21.15%

====================================================================================================================================


      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Based on average shares outstanding during year.

  ***Turnover in the stock portion of the portfolio has been relatively constant in recent years in the range of 15% to 25%. The turnover ratio in the bond portion of the portfolio peaked in 1999 as management saw a greater than usual number of opportunities to move from over-valued to under-valued sectors and issuers. Fewer such opportunities presented themselves in 2000, and management has lessened the role of such trading in the management of the portfolio. The turnover ratio is expected to decline further in 2001.

**** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
     Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.69% for 1997.

See accompanying notes to financial statements.

                          GROWTH AND INCOME STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $33.41            $33.58           $30.56            $27.20           $21.32
                                                 ------            ------           ------            ------            ------

Income from Investment Operations

Net Investment Income**                            0.14              0.33             0.34              0.34             0.31

Net Realized and Unrealized Gain (Loss)
on Investments                                    (3.14)            (0.05)            5.12              4.52             6.36
                                                 ------            ------           ------            ------            ------

Total from Investment Operations                  (3.00)             0.28             5.46              4.86             6.67
                                           -------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.07)            (0.33)           (0.32)            (0.34)           (0.32)

   Distributions from Realized Capital Gains      (0.54)            (0.12)           (2.12)            (1.16)           (0.47)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (0.61)            (0.45)           (2.44)            (1.50)           (0.79)
                                           -------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $29.80            $33.41           $33.58            $30.56           $27.20
====================================================================================================================================

Total Return*                                   (8.97%)             0.82%           17.95%            17.92%            31.42%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)     $1,070,208        $1,166,634       $1,098,330          $833,174          $590,135

Ratio of Expenses to Average Net Assets***         0.60%             0.60%            0.60%             0.60%            0.61%

Ratio of Net Investment Income to Average
  Net Assets                                       0.88%             0.98%            0.99%             1.17%            1.39%

Portfolio Turnover Rate                            9.38%            21.08%           20.13%            17.69%           20.39%

====================================================================================================================================

    * These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.61% for 1997.

See accompanying notes to financial statements.

                         CAPITAL APPRECIATION STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period):  2001              2000             1999              1998             1997
                                                ----------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $26.39            $25.59           $22.19            $18.85           $14.60
                                                 ------            ------           ------            ------            ------
  Income from Investment Operations

   Net Investment Income**                         0.01              0.02             0.02              0.06             0.07

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.67)             1.08             5.55              3.87             4.52
                                                 ------            ------           ------            ------            ------

  Total from Investment Operations                (0.66)             1.10             5.57              3.93             4.59
                                          --------------------------------------------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.02)           (0.02)            (0.06)           (0.07)

   Distributions from Realized Capital Gains      (1.65)            (0.28)           (2.15)            (0.53)           (0.27)
                                                 ------            ------           ------            ------            ------

  Total Distributions                             (1.66)            (0.30)           (2.17)            (0.59)           (0.34)
                                          --------------------------------------------------------------------------------------

Net Asset Value, End of Period                   $24.07            $26.39           $25.59            $22.19            $18.85
====================================================================================================================================

Total Return*                                   (2.18%)             4.28%           25.19%            20.90%            31.57%
====================================================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)       $929,008          $924,899         $839,134          $630,373          $456,194

Ratio of Expenses to Average Net Assets***         0.80%             0.80%            0.80%             0.80%            0.82%

Ratio of Net Investment Income to Average
  Net Assets                                       0.10%             0.08%            0.10%             0.31%            0.70%

Portfolio Turnover Rate                           20.76%            26.77%           38.38%            18.67%           17.06%

====================================================================================================================================


    *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

  **Based on average shares outstanding during year.

*** During the periods shown, prior to May 1, 1997, CUNA Mutual Life Insurance
    Company and its affiliates absorbed certain expenses under the terms of an Expense Reimbursement Agreement between the Ultra Series Fund and CUNA Mutual Life Insurance Company. If the Expense Reimbursement Agreement had not been in effect and if the full expenses allowable under the Investment Advisory Agreement between the Ultra Series Fund and the Investment Adviser had been charged, the resulting ratio of expenses to average net assets would have been 0.83% for 1997.

See accompanying notes to financial statements.

                               MID-CAP STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              2000             19991
                                               -------------------------------------------

Net Asset Value, Beginning of Period             $13.77            $11.15           $10.00
                                                 ------            ------           ------

  Income from Investment Operations

   Net Investment Income****                       0.02              0.03             0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                 0.98              2.62             1.34
                                                 ------            ------           ------

  Total from Investment Operations                 1.00              2.65             1.37
                                           ---------------------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.02)           (0.02)

   Distributions from Realized Capital Gains      (0.79)            (0.01)           (0.20)
                                                 ------            ------

  Total Distributions                             (0.80)            (0.03)           (0.22)
                                           ---------------------------------------------------

Net Asset Value, End of Period                   $13.97            $13.77           $11.15
==================================================================================================

Total Return*                                      7.77%            23.85%           13.68%**
==================================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $87,420           $64,737           $26,479

Ratio of Expenses to Average Net Assets            1.00%             1.01%            1.00%***

Ratio of Net Investment Income to Average
  Net Assets                                       0.29%             0.24%            0.39%***

Portfolio Turnover Rate                           24.12%            51.27%           35.55%

==================================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


1 Commenced operations May 1, 1999.

See accompanying notes to financial statements.

                              EMERGING GROWTH FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              20002
                                               --------------------------

Net Asset Value, Beginning of Period              $9.04            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.00              0.01

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (1.92)            (0.96)
                                                 ------            ------

  Total from Investment Operations                (1.92)            (0.95)
                                         -------------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.01)

   Distributions from Realized Capital Gains        --                --
                                                 ------           -------

  Total Distributions                             (0.01)            (0.01)
                                        --------------------------------------

Net Asset Value, End of Period                    $7.11             $9.04
================================================================================

Total Return*                                    (21.31%)           (9.52%)**
================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $11,757            $9,897

Ratio of Expenses to Average Net Assets           0.86%              0.91%***

Ratio of Net Investment Income to Average
  Net Assets                                       0.12%             0.52%***

Portfolio Turnover Rate                          137.87%            46.57%

================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


2 Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                                HIGH INCOME FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              2002
                                               --------------------------

Net Asset Value, Beginning of Period              $9.86            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.44              0.14

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.21)            (0.14)
                                                 ------            ------

  Total from Investment Operations                 0.23              0.00
                                            ----------------------------------

  Distributions

   Distributions from Net Investment Income       (0.19)            (0.14)

   Distributions from Realized Capital Gains        --                --
                                                 ------            ------

  Total Distributions                             (0.19)            (0.14)
                                            ----------------------------------

Net Asset Value, End of Period                    $9.90             $9.86
================================================================================

Total Return*                                      2.23%            (0.03%)**
================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $13.692           $10,373

Ratio of Expenses to Average Net Assets           0.76%              0.81%***

Ratio of Net Investment Income to Average
  Net Assets                                      8.48%              8.48%***

Portfolio Turnover Rate                          19.25%              6.78%

================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


2 Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                            INTERNATIONAL STOCK FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              20002
                                               --------------------------

Net Asset Value, Beginning of Period              $9.73            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.06              0.01

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (1.03)            (0.27)
                                                 ------            ------

  Total from Investment Operations                (0.97)            (0.26)
                                            ----------------------------------

  Distributions

   Distributions from Net Investment Income       (0.02)            (0.01)

   Distributions from Realized Capital Gains        --                --
                                                 ------            ------

  Total Distributions                             (0.02)            (0.01)
                                            ----------------------------------

Net Asset Value, End of Period                    $8.74             $9.73
================================================================================

Total Return*                                     (9.98%)           (2.58%)**
================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $19,427           $19,828

Ratio of Expenses to Average Net Assets            1.21%             1.26%***

Ratio of Net Investment Income to Average
  Net Assets                                       1.38%             0.54%***

Portfolio Turnover Rate                           19.97%             3.33%

================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


2 Commenced operations October 31, 2000.

See accompanying notes to financial statements.

                             GLOBAL SECURITIES FUND
                              Financial Highlights
          Six Months Ended June 30, 2001 and the Year Ended December 31
                                   (Unaudited)



(For a share outstanding throughout the period)   2001              20002
                                               --------------------------

Net Asset Value, Beginning of Period              $9.96            $10.00
                                                 ------            ------

  Income from Investment Operations

   Net Investment Income****                       0.03              0.03

   Net Realized and Unrealized Gain (Loss)
    on Investments                                (0.78)            (0.04)
                                                 ------            ------

  Total from Investment Operations                (0.75)            (0.01)
                                            ----------------------------------

  Distributions

   Distributions from Net Investment Income       (0.01)            (0.03)

   Distributions from Realized Capital Gains        --                --
                                                 ------            ------

  Total Distributions                             (0.01)            (0.03)
                                            ----------------------------------

Net Asset Value, End of Period                    $9.20             $9.96
================================================================================

Total Return*                                     (7.48%)           (0.17%)**
================================================================================

Ratio/Supplemental Data

Net Assets, End of Period (000s Omitted)         $10,639           $10,116

Ratio of Expenses to Average Net Assets           0.97%              1.01%***

Ratio of Net Investment Income to Average
  Net Assets                                      0.73%              1.57%***

Portfolio Turnover Rate                          25.61%              3.18%

================================================================================

      *These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

    **Not annualized.

  ***Annualized.

****Based on average shares outstanding during period.


2 Commenced operations October 31, 2000.

See accompanying notes to financial statements.

ULTRA SERIES FUND

                          Notes to Financial Statements

(1)  Description of the Fund

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies and each having available two separate classes of common stock with a par value of $.01 per share. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds. The Mid-Cap Stock Fund commenced operations May 1, 1999. The Emerging Growth Fund, High Income Fund, International Stock Fund, and Global Securities Fund commenced operations on October 31, 2000.

     Effective May 1, 1997, the shares of each fund were divided into Class Z and Class C Shares. Class Z Shares are offered to all insurance company separate accounts issued by, and all qualified retirement plans sponsored by, CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Life"). Class C Shares are offered to separate accounts of insurance companies other than CUNA Mutual Life, and to qualified retirement plans of companies not affiliated with the Fund or CUNA Mutual Life. Both classes of shares are identical in all respects except that: Class C Shares may be subject to a distribution fee (note 4); each class will have exclusive voting rights with respect to matters that affect just that class; and each class will bear a different name or designation. All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding share of each class based on the daily net asset value of shares of that class. As of June 30, 2001, no Class C Shares have been issued.

(2)  Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (a) Portfolio Valuation

     Securities and other investments are valued as follows: 1) equity securities listed on any U.S. or foreign stock exchange or the ("NASDAQ") are valued at the last sale price on the valuation day; if no sale occurs, equity securities are appraised at their fair values; 2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day, if no sale occurs, equity securities are appraised at their fair values; 3) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; 4) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; 5) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; 6) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

     (b) Security Transactions and Investment Income

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     (c) Expenses

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Fund on the basis of relative net assets.

     (d) Repurchase Agreements

     Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest, The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     (e) Foreign Currency Transactions

     The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The High Income, Emerging Growth, International Stock, and Global Securities Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     (f) Forward Foreign Currency Exchange Contracts

     The High Income, Emerging Growth, International Stock and Global Securities Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or are offset by a matching contract.

     (g) Futures Contracts

     The Funds (other than the Money Market Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     (h) Reclassification Adjustments

     Paid-in capital, accumulated undistributed net investment income, and accumulated net realized gain (loss) on investments have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds.

     (i) Share Valuation and Dividends to Shareholders

     The net asset value of the shares of each fund is determined daily based on the valuation of the net assets of the funds divided by the number of shares of the fund outstanding. Expenses, including the investment advisory, trustee, audit, and distribution fees (note 4), are accrued daily and reduce the net asset value per share.

     Dividends on the Money Market Fund are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. Dividends of net investment income from the Bond Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund are declared and reinvested quarterly in additional full and fractional shares of the respective funds. Distributions of net realized capital gains of these funds, if any, will be declared and reinvested at least annually.

     During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, futures, and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of it's capital accounts without impacting the net asset value of the Fund.

     The Fund used the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

     Other Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Investment income is recorded on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes (See "Change in Accounting Principle" note).

     (j) Federal Income Taxes

     Each fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income or excise taxes is required.

     After October 31, 2000, the following funds had capital and currency losses in the respective amounts: Emerging Growth Fund $669,532 and $0, High Income Fund $517 and $0, International Fund $96,532 and $228,292 and Global Securities Fund $78,386 and $14,325. For income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

     At December 31, 2000, the Bond Fund had a capital loss carryover of $15,416,108. Of that amount, $7,838,884 will expire in the year 2007 and $7,577,224 will expire in the year 2008, if not offset by subsequent capital gains. To the extent the Bond Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryover.

(3)  Change in Accounting Principals

     As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Prior to January 1, 2001, the Fund used the straight line method to amortize discount and premium debt securities for the Bond Fund and Balanced Fund. The cumulative effect of this change for the six-month period ended June 30, 2001, had no impact on total net assets of the Bond Fund, but resulted in a $3,533 increase in cost of securities and a corresponding $3,533 decrease in net unrealized appreciation (depreciation), based on securities held by the Bond Fund on January, 1, 2001. The cumulative effect of this change for the six-month period ended June 30, 2001, had no impact on total net assets of the Balanced Fund, but resulted in a $25,774 increase in cost of securities and a corresponding $25,774 decrease in net unrealized appreciation (depreciation), based on securities held by the Balanced Fund on January, 1, 2001. The Statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(4)  Purchase and Sales of Investment Securities

     The cost of securities purchased and the proceeds from securities sold (including maturities, excluding short-term) for each fund during the six-month period ended June 30, 2001, were as follows:

                                             U.S. Government Securities                     Other Investment Securities
                                            Purchases            Sales                     Purchases             Sales

     Bond                                 $26,236,523          $53,199,891               $227,409,340        $154,118,822
     Balanced                              16,098,219           35,860,703                240,944,033         150,905,719
     Growth and Income Stock                       --                   --                125,100,657         101,635,525
     Capital Appreciation Stock                    --                   --                193,917,299         183,918,011
     Mid-Cap Stock                                 --                   --                 35,071,260          17,827,512
     Emerging Growth                               --                   --                 17,647,901          12,924,408
     High Income                                   --                   --                  5,735,944           1,998,304
     International Stock                           --                   --                  5,442,296           3,739,113
     Global Securities                             --                   --                  3,941,772           2,420,511


(5)  Transactions with Affiliates

     Fees and Expenses

     The Fund has entered into an investment advisory agreement with MEMBERS Capital Advisors, Inc. (the "Investment Adviser"), an affiliated company. The fees under the agreement, paid monthly, are calculated as a percentage of the average daily net assets for each fund at the following annual rates:

     Money Market                                    0.45%
     Bond                                            0.55%
     Balanced                                        0.70%
     Growth and Income Stock                         0.60%
     Capital Appreciation Stock                      0.80%
     Mid-Cap Stock                                   1.00%
     Emerging Growth                                 0.85%
     High Income                                     0.75%
     International Stock                             1.20%
     Global Securities                               0.95%

     Under this unified fee structure, the Investment Adviser is responsible for providing or obtaining services and paying certain expenses including custodian fees, transfer agent fees, pricing costs, and accounting and legal fees as indicated in the investment advisory agreement.

     The Investment Adviser has entered into Subadviser Agreements for the management of the investments in the Mid-Cap Stock Fund, Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Mid-Cap Stock Fund is Wellington Management Company, LLP. The Subadviser for the Emerging Growth Fund and High Income Fund is Massachusetts Financial Services. The Subadviser for the International Stock Fund is Lazard Asset Management. The Subadviser for the Global Securities Fund is Oppenheimer Funds, Inc.

     In addition to the unified investment advisory fee and Subadviser Agreements, each fund also pays certain expenses including trustees fees, brokerage commissions, interest expense, audit fees, and other extraordinary expenses.

     Certain officers and trustees of the Fund are also officers of CUNA Mutual Life Insurance Company or MEMBERS Capital Advisors, Inc. During the six-month period ended June 30, 2001, the Fund made no direct payments to its officers and paid trustees' fees of approximately $6,440 to its unaffiliated trustees.

     Distribution Plan

     All shares are distributed through CUNA Brokerage Service, Inc. ("CBSI"), an affiliated company, or other registered broker-dealers authorized by CBSI. Class C Shares may also be subject to an asset-based distribution fee pursuant to Rule 12b-1 under the 1940 Act, equal to not more than 0.25%, on an annual basis, of the average value of the daily net assets of each series of the Fund attributable to Class C Shares on an annual basis.

(6)  Share Activity

     Transactions in Class Z Shares of each fund for the year ended December 31, 2000 and six-month period ended June 30, 2001, were as follows:

                                    Money                                            Growth and          Capital           Mid-Cap
                                   Market            Bond            Balanced       Income Stock      Appreciation          Stock
                                    Fund             Fund              Fund             Fund           Stock Fund           Fund*
                                    ----             ----              ----             ----           ----------           -----

     Shares outstanding at
          December 31, 1999       82,645,975        24,923,230       29,509,549        32,710,130       32,791,492        2,375,783
                                  ----------         ---------        ---------         ---------        ---------        ---------

     Shares sold                  60,038,923         3,834,672        2,880,460         2,257,894        3,262,738        2,643,175
     Reinvestment dividend shares  4,975,393         1,909,223        1,172,004           446,798          367,118            9,442
     Shares repurchased          (54,300,896)       (1,154,984)        (877,905)         (498,403)      (1,378,448)        (327,296)
                                  ----------         ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          December 31, 2000       93,359,395        29,512,141       32,684,108        34,916,419       35,042,900        4,701,104
                                  ----------         ---------        ---------         ---------        ---------        ---------

     Shares sold                  42,056,211         2,263,408        1,561,396           838,760        1,255,976        1,316,773
     Reinvestment dividend shares  2,595,562           483,611        1,155,008           717,829        2,573,476          323,717
     Shares repurchased          (12,663,576)         (607,399)        (337,677)         (563,434)        (266,212)         (83,784)
                                  ----------         ---------        ---------         ---------        ---------        ---------
     Shares outstanding at
          June 30, 2001          125,347,592        31,651,761       35,062,835        35,909,574       38,606,140        6,257,810
                                  ==========         =========        =========         =========        =========        =========


                       Emerging High International Global
                         Growth Income Stock Securities
                           Fund** Fund** Fund** Fund**


     Shares outstanding at
          December 31, 1999               --                --               --                --
                                    --------         ---------        ---------         ---------

     Shares sold                   1,093,811         1,038,901        2,035,397         1,013,285
     Reinvestment dividend shares        905            14,269            1,793             2,556
     Shares repurchased                   (1)           (1,289)              (4)               --
                                    --------         ---------        ---------         ---------
     Shares outstanding at
          December 31, 2000        1,094,715         1,051,881        2,037,186         1,015,841
                                   ---------         ---------        ---------         ---------

     Shares sold                     575,238           321,024          180,423           143,211
     Reinvestment dividend shares      1,379            24,651            4,450             1,087
     Shares repurchased              (17,210)          (14,205)            (162)           (4,307)
                                   ---------         ---------        ---------         ---------
     Shares outstanding at
          June 30, 2001            1,654,122         1,383,351        2,221,897         1,155,832
                                   =========         =========        =========         =========


     *Commenced operations May 1, 1999. **Commenced operations October 31, 2000.

  (7) Foreign Securities

     Each Fund may invest in foreign securities, although only the High Income Fund, Emerging Growth Fund, International Stock Fund and Global Securities Fund anticipate having significant investments in such securities. The International Stock Fund, Global Securities, High Income Fund and Emerging Growth Fund may invest 100%, 100%, 25% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

     Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers") (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar" securities). Foreign securities include ADRs, EDRs, GDRs and foreign money market securities.

  (8) Financial Instruments

     Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the US. dollar. The Emerging Growth Fund, High Income Fund, International Stock Fund and Global Securities Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

  (9) Concentration of Risk

     The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

(10)  Capital Shares and Affiliated Ownership

     All capital shares outstanding at June 30, 2001 are owned by separate investment accounts of CUNA Mutual Life and CUNA Mutual Group related companies. The market value of investments in the Funds by affiliates were as follows:

                                                CUNA Mutual                    CUNA Mutual                       CUMIS
      Fund                                Life Insurance Company            Insurance Society           Insurance Society, Inc.
      ----                                ----------------------            -----------------           -----------------------
      High Income Fund                          $5,110,042                $           --                     $5,110,042
      Emerging Growth Fund                       3,561,909                     2,849,527                        712,382
      International Stock Fund                  17,539,855                                                           --
      Global Securities Fund                            --                     4,624,499                      4,624,499

ULTRA SERIES FUND
                             Officers and Trustees




     TRUSTEES

     Gwendolyn M. Boeke                                   Lawrence R. Halverson
     Michael S. Daubs                                     Thomas C. Watt
     Alfred L. Disrud


     OFFICERS
     Name                                                 Office

     Michael S. Daubs                                     President
     Lawrence R. Halverson                                Vice President
     Thomas J. Merfeld                                    Secretary
     Mary E. Hoffmann                                     Treasurer
     Dan P. Owens                                         Assistant Treasurer